UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07840

                              SCHRODER SERIES TRUST
               (Exact name of registrant as specified in charter)

                                   ----------

                          875 Third Avenue, 22nd Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                              Schroder Series Trust
                                  P.O. Box 8507
                                Boston, MA 02266
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-464-3108

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2009

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

                                                           SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009 ANNUAL REPORT

Schroder International Alpha Fund
Schroder International Diversified Value Fund
Schroder Emerging Market Equity Fund
Schroder U.S. Opportunities Fund
Schroder U.S. Small and Mid Cap Opportunities Fund
Schroder North American Equity Fund
Schroder Total Return Fixed Income Fund
Schroder Multi-Asset Growth Portfolio

(SCHRODERS LOGO)

SCHRODER MUTUAL FUNDS

                                December 2, 2009

Dear Shareholder:

We are pleased to provide the Annual Report to shareholders of the Schroder Mutual Funds, which covers the twelve months ended October 31, 2009. The Report includes information designed to help you understand the status of your investment -- the Management Discussion and Analysis prepared by portfolio managers explains how they put your money to work in various markets; the Schedules of Investments give you a point-in-time picture of the holdings in your fund; and additional information includes a detailed breakdown of other financial information. We encourage you to read the Report and thank you for making Schroders part of your financial plan.

The twelve-month period ended October 31, 2009 was extremely volatile for investors. The reporting period began on a very negative note with the market falling sharply through November 2008. Despite recovering some ground toward the end of November, and trading sideways in December, the S&P 500 ended calendar 2008 down 37.00%. The roller coaster ride for investors continued well into 2009 as the S&P hit its lowest closing level in twelve years on March 9, 2009. The problems have been broad-based and heavily reported, including the banking crisis, massive job losses, and the collapse of the housing market and auto industry. In the end, governments worldwide were forced to take unprecedented monetary steps to ease the economic pain, including the over $1 trillion in stimulus packages, expansionary monetary policies and new programs to assist banks in clearing bad debt off their balance sheets.

Markets have staged a turnaround toward the end of the reporting period with investors returning to risk assets. Subsequent to March 9, 2009, global equities and domestic markets began to rise, while the emerging markets are up some 50% over the same period. As a result, the S&P ended with an increase of 9.80% for the twelve-month period ended October 31, 2009. We have also seen strong rallies in the credit and commodity markets while the US dollar has weakened. Meanwhile, alongside hopes of recovery, government bond yields have risen.

The end of the reporting period saw us upgrade our global growth forecasts, with the world economy now expected to contract by 2% this year before growing at just over 2% in 2010. The upgrade has largely been driven by a better-than-expected GDP performance in the second quarter and an improvement in business surveys, with the biggest forecast increases having been made in Europe and Japan. We have also raised our forecasts for emerging markets due to the growth upgrade in the Organisation for Economic Co-operation and Development ("OECD") region and resilient Chinese growth. The latter has continued to enjoy upgrades as fiscal policy has boosted activity.

Meanwhile, we expect the recovery in the global economy to be driven by the industrial sector as the inventory cycle turns and stronger government spending kicks in.

On the inflation front, we are forecasting a sharp fall in 2009 helped by lower commodity prices and the slack created by the downturn. In 2010, inflation should move up again due to higher energy prices. However, deflationary pressures persist and we believe the US will experience a decline in core inflation throughout 2010.

In line with the upgrade to global growth, we have brought forward our forecasts for monetary policy tightening. We now expect the first rate hikes from the US Federal Reserve (Fed) and the Bank of England (BoE) to occur in June next year, thus marking an end to the period of ultra-loose policy. Meanwhile, the European Central Bank (ECB) and the Bank of Japan (BoJ) are expected to follow in August and September respectively. However, a coordinated move with all the major central banks tightening together is also a possibility.

While inflation and credit growth are still likely to be subdued at this point, the tightening of policy will be in recognition of the stabilization of the banking sector and financial system. The case for setting interest rates at emergency levels will no longer be valid. At the same time, with the world economy returning to grow, we would expect rates to increase gradually over the rest of 2010 and to rise further in 2011. Nonetheless, we believe they should remain at very low levels by historical standards. Moreover, concerns about the sustainability of the recovery, the need to rein in budget deficits and an absence of inflationary pressure will mean that rates will rise slowly and are likely to peak at levels lower than in previous cycles.

Our view is that returns on cash will likely be negligible for some time, forcing investors to continue to search for yield. Consequently, we would expect more gains for credit markets and a potential flattening of the yield curve as investors reach for longer maturities. More generally, we expect to see a return of carry trades with investors taking on more risk to generate income. Alongside continued growth, this is a favorable backdrop for equity markets. The recovery combined with aggressive cost cutting has brought a substantial improvement in earnings growth expectations.

SCHRODER MUTUAL FUNDS

As we stated in the Funds' Semi-Annual Report, in this type of environment, we believe that the investor who maintains a diversified portfolio -- both across asset classes and geographic borders -- should be able to weather the bumpy periods better than those who have high concentrations in one or two sectors or regions. We encourage you to consult with your financial advisor to ascertain whether your current mix of investments is suitable for your long-term objectives.

Again, we thank you for including Schroders in your financial plan and we look forward to our continued relationship.

                                        Sincerely,


                                        /s/ Mark A. Hemenetz

                                        Mark A. Hemenetz, CFA
                                        President

THE VIEWS EXPRESSED IN THIS REPORT WERE THOSE OF THE PRESIDENT OF THE FUNDS AND EACH RESPECTIVE FUND'S PORTFOLIO MANAGEMENT TEAM AS OF THE DATE SPECIFIED, AND MAY NOT REFLECT THE VIEWS OF THE PRESIDENT OR THE PORTFOLIO MANAGERS ON THE DATE THIS ANNUAL REPORT IS PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS. CERTAIN SECURITIES DESCRIBED IN THESE REPORTS MAY NO LONGER BE HELD BY THE FUNDS AND THEREFORE MAY NO LONGER APPEAR IN THE SCHEDULES OF INVESTMENTS AS OF OCTOBER 31, 2009.

SCHRODER INTERNATIONAL ALPHA FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

PERFORMANCE

In the twelve months ended October 31, 2009, the Schroder International Alpha Fund gained 35.28% (Investor Shares) and 34.84% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which gained 27.71%.

MARKET BACKGROUND

It was an extremely eventful twelve months - with a strong recovery in the equity markets post-March 2009. Slowing growth in the global economy in 2008 was exacerbated by the meltdown in the financial sector as credit markets froze after the collapse of Lehman Brothers in September. Banks stopped lending to each other. Previous consensus that the global economy was 'merely' entering a recession soon escalated into fears of a deeper and much more painful depression.

The first four months of the period under review saw the Index fall sharply, with European financials down by over 40%. Like their US peers, most European banks reported large losses, while Asian (ex Japan) banks and those in emerging economies fared better. Consumer confidence in developed countries declined as a result of falling property prices combined with increasing unemployment and high levels of debt.

Companies took drastic action in the light of slumping global demand and cut costs rapidly by reducing capacity and announcing layoffs. Inventories were also drawn down sharply, which weighed on raw material prices and industrial production. These efforts would prepare businesses for the worst-case scenario that many economists and business leaders were beginning to predict for 2009. In fact, these exercises turned out to be very significant in the turnaround in the economic and corporate environments that followed.

Markets reached a low on March 9, and have rallied strongly thereafter. This rebound followed an unprecedented global synchronization of activity by governments and central banks, entering into a period of loose monetary policy. Interest rates around the world were cut to all-time lows and authorities devised various ways to inject liquidity into the financial system as well as the general economy.

Governments around the world, including in key developing economies, announced sizable quantitative easing and economic stimulus packages. Spending was targeted at infrastructure projects and at boosting domestic consumption. China's stimulus plan was perhaps most effective, largely because of the speed at which it was implemented. Interestingly, as the importance and the resilience of emerging economies grew stronger, the role of the G20 increased during the crisis, arguably substituting for the G7 as the key forum for international economic cooperation. This further underlines our belief in the "Supercycle" - the increasing role of large emerging markets economies in the global economy.

As investors started to believe that the worst of the economic weakness was over, global demand for resources strengthened, driving raw material and energy prices higher. Industrial production rose and the inventory cycle started to turn positive as companies slowed or stopped de-stocking.

The materials, industrials and financials sectors soared from the lows in March and ended the twelve-month period with the best overall performances in the Index. Defensive sectors underperformed, with utilities and healthcare the weakest overall. Pharmaceuticals continued to be held back by concerns over the impact of patent expiries. From a regional perspective, Pacific ex Japan produced the strongest returns in the Index by some margin (more than 65%), while Japan remained the main laggard. Emerging markets were also extremely strong.

PORTFOLIO REVIEW

Performance over the twelve months ended October 31, 2009 was substantially ahead of the Index, with particularly strong relative returns in the first two quarters of 2009. The outperformance in that period more than compensated for the impact of disappointing returns in the third quarter 2009, when market leadership shifted to some of the lower-quality names. This included financial companies that received government bailouts as well as some of the more cyclical areas of the market. We maintained a focus on high-quality growth companies throughout the twelve months and, for the majority of the period, investors rewarded factors such as visible and sustainable earnings, sound business models, and quality management teams.

The largest contributions to the Fund's outperformance of the Index came from its holdings in the energy, financials, consumer discretionary and materials sectors. In regional terms, an off-benchmark position in emerging markets contributed a good deal to relative returns.

SCHRODER INTERNATIONAL ALPHA FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

The biggest contributor in the energy sector was NIKO RESOURCES, a Canada-based company that has had very successful drilling results in the Indian subcontinent.

The benefit of the Fund's commitment to quality was most noticeable in the financial sector during the initial period of intense pressure. We largely avoided banks that needed large additional capital and faced the biggest losses. Instead, we preferred exposure to three areas. One was the more defensive, better-capitalized European banks such as CREDIT SUISSE and, later in the period, HSBC HOLDINGS. Another preference was for insurance groups like AXA. The third was financials benefiting from strong consumption trends in key emerging markets in Asia (SWIRE PACIFIC, PING AN INSURANCE GROUP OF CHINA and SUN HUNG KAI PROPERTIES) and Latin America (ITAU UNIBANCO HOLDING). Stocks like these tended to outperform with lower volatility than the sector average.

In the consumer discretionary sector, we steered clear of companies overly exposed to Europe and the US and most of the Fund's exposure was in companies benefiting from the much more resilient emerging markets' domestic economies, especially China, India and Brazil.

Beijing was able to implement quickly and efficiently its stimulus package, with funding made available to support consumer spending, including subsidies for buying fuel-efficient cars, and a focus on infrastructure lending. Companies in the Fund's portfolio that benefited from the strength of the Chinese consumer included DENWAY MOTORS. The Fund was well positioned for the wider rebound in the auto industry, as we focused on manufacturers of small cars and those with advanced electric and hybrid technologies, such as HONDA MOTOR.

China's infrastructure projects related to green technologies such as renewable energy. Companies such as DONGFANG ELECTRIC, which manufactures power generation equipment, saw profits rise sharply after winning contracts, for example in new hydroelectric and nuclear plants. Construction and infrastructure spending also went on in a number of other areas, such as roads, railways and housing. Materials companies such as Brazil's VALE, the largest iron ore producer in the world, benefitted as did European steel producers such as THYSSEN KRUPP and ARCELOR MITTAL.

In terms of sectors that detracted from performance, the Fund's telecom holdings underperformed in the fourth quarter of 2008, as some of the low-growth companies in the sector, perceived as defensive, did well. CHINA UNICOM was impacted by restructuring in the industry and supportive regulatory changes were slower to develop than we anticipated; the stock was sold to fund higher conviction ideas. JAPAN NTT fell as investors rotated into more cyclical ideas.

OUTLOOK

Markets seem to have shrugged off the fears of earlier this year. In many ways the operating environment has shifted so dramatically during the crisis that many companies, especially in the financial sector, are re-evaluating their way of conducting business or the kind of business opportunity they are seeking. Looking forward to 2010 and beyond, it seems that the crisis could have a structural and long-term impact on global economic growth and its competitive landscape.

In the short term, governments' unprecedented global synchronized liquidity injection, combined with low interest rates, is very sup-portive of the markets. The inventory cycle should also support economic growth, as the dramatic de-stocking gradually stabilizes and reverses. We believe the base effect should continue to be positive until March or April 2010. Macro economic and corporate earnings will appear somewhat positive by comparisons to the very poor results from the fourth quarter of 2008 and the first quarter of 2009.

Furthermore, companies have cut costs dramatically in the past twelve months and, as a result, equities are in a "sweet spot" - assuming demand stabilizes or resumes.

Finally, although investors have reversed an abnormally high cash position, we believe most are still underinvested in equities versus cash or bonds. In summary, the environment looks very favourable in the short term.

Looking into the medium-term, however, we can identify several sources of uncertainty that might create volatility in the markets.

First, the evolution of banking regulations post the emergency measures put in place still appears hesitant. This is particularly the case in Europe, as governments and regulators are still grappling with a wide range of issues across the financial sector. In recent events, such as the forced ING business split, investors may have trouble understanding the rationales of some government actions if not their consistency.

SCHRODER INTERNATIONAL ALPHA FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

Second, the re-leveraging of governments in the developed world in an effort to cushion the impact of the crisis has potential long-term ramifications in the West, which we believe investors have failed to appreciate.

Third, how the world will react to the eventual withdrawal of quantitative easing is still unknown for regions such as the US and Europe. The room for policy mistakes in this respect is large. The risk, in our view, is not that of premature tightening, but the opposite - that policy remains too loose for too long, which could potentially add to inflationary pressure. The other key point related to the withdrawal of quantitative easing over time is that over the next twelve to eighteen months, cost of capital will most likely increase for many companies around the world.

With this in mind, we see the recent interest rate increases in countries like Australia as positive. It would be fair to assume that other countries, such as China, will also gradually withdraw stimulus soon.

The marginal growth in consumption in the developing world is becoming more important than most people accept. This is key to picking successful global companies with strong balance sheets that can generate emerging market growth and yet offer attractive valuations.

Another impact of the crisis is linked to relative global corporate competitiveness. While we can observe abundant liquidity across the world, access to bank loans in the developed world is still not available to some companies. This, combined with overcapacity in some key sectors, might create new aspects of competitiveness that could put higher labor cost countries in difficulty if innovation fails to bring newer products or services leadership.

Looking beyond the financial crisis and its global structural impact, there are key long-term trends that are continuing to shape tomorrow's operating environment for companies, namely climate change, demographics and the "Supercycle."

While the general lack of credit in 2008 had an adverse effect on the ability to finance some long-term projects, the crisis also had a positive impact on climate change investment. Most of the economic stimulus packages announced in the past year have included substantial investment in green initiatives. A big milestone is set for the UN conference in Copenhagen in December 2009, when leaders from around the world meet to reach an agreement on reducing greenhouse gas emissions.

With regards to the "Supercycle" - the role of the large emerging economies in the world economy - we believe that, on a relative basis, the outlook for spending in these countries has improved as a result of the financial crisis. While quality companies have withstood the crisis quite well overall, it is essential in our opinion to understand the shifts in the long-term environment they operate in, such as the key trends mentioned above, to assess the sustainability of their earnings power.

SCHRODER INTERNATIONAL ALPHA FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
      THE SCHRODER INTERNATIONAL ALPHA FUND -- INVESTOR AND ADVISOR SHARES
         VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.

                              (PERFORMANCE GRAPH)

                Schroder        Schroder
             International   International
              Alpha Fund,     Alpha Fund,
                Investor        Advisor      MSCI EAFE
                 Shares          Shares        Index
             -------------   -------------   ---------
10/31/1999       10,000          10,000        10,000
10/31/2000       10,802          10,773         9,710
10/31/2001        8,105           8,063         7,290
10/31/2002        6,711           6,664         6,327
10/31/2003        8,232           8,150         8,037
10/31/2004        9,328           9,216         9,551
10/31/2005       11,142          10,976        11,279
10/31/2006       14,468          14,236        14,383
10/31/2007       18,430          18,068        17,966
10/31/2008        9,409           9,207         9,590
10/31/2009       12,728          12,414        12,247

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                            One Year Ended      Five Years Ended        Ten Years Ended
                                           October 31, 2009   October 31, 2009 (b)   October 31, 2009 (b)
                                           ----------------   --------------------   --------------------
Schroder International Alpha Fund (a) --
   Investor Shares .....................        35.28%              6.41%                  2.44%
   Advisor Shares ......................        34.84%              6.14%(c)               2.19%(c)

(a) Effective April 1, 2006, the advisory fee of the Fund increased to 0.975% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(b)  Average annual total return.

(c) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

                           % OF
SECURITY               INVESTMENTS
--------               -----------
Vodaphone Group            3.0%
HSBC Holdings              2.9
Credit Suisse              2.6
Thyssen Krupp              2.6
Cia Vale Do Rio Doce       2.6

                             GEOGRAPHIC ALLOCATION

                                  (PIE CHART)

                       % of Investments
                       ----------------
Continental Europe            36.7%
Emerging Markets              11.4
United Kingdom                15.5
Japan                         14.8
Pacific ex-Japan              16.7
North America                  3.5
Short-Term Investment          1.4

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2009)

PERFORMANCE

For the twelve months ended October 31, 2009, the Schroder International Diversified Value Fund (the "Fund") gained 48.45% (Investor Shares) and 48.42% (Advisor Shares) compared to the Morgan Stanley Capital International EAFE Index (the "Index"), a broad-based basket of international stocks, which rose 27.71% during this same period.

MARKET BACKGROUND

International equity markets headed higher during the latter part of the reporting period, continuing the strong rebound from the lows of early March that was fueled by highly accommodative fiscal and monetary policy. While there were tentative signs toward the end of the period that the rebound was losing some of its conviction, many of the themes that were apparent between March and June were also common to the third quarter. The key drivers remained value and pro-cyclicality, which was evident at the stock level by strong gains in more volatile companies with high market sensitivity (i.e., beta). At a broader level, emerging markets, materials, industrials, financials, as well as small and mid cap stocks were the clear leaders, while more defensive sectors such as utilities and health care were the standout laggards. Japanese stocks were also notable in their underperformance, with the overall market lagging behind other international stocks generally by more than 10%.

PORTFOLIO REVIEW

The Fund is managed using a bottom-up, unconstrained approach. The Fund aims to capture as many different value themes as possible, and expects to benefit from these in the long run as markets recognize this value.

Over the twelve-month period ended October 31, 2009, stock selection was positive across all sectors and accounted for the vast bulk of the excess performance relative to the Index. The Fund's allocation to emerging Asia and Latin America was also beneficial. Value Stocks performed extremely strongly during the reporting period and relative returns of this magnitude are typically infrequent but quite understandable given the extreme market pessimism early in the year - that created a very good opportunity for long-term value investors. Certainly, a decent part of the value investment opportunity which emerged during 2008 and early 2009 when investors became very pessimistic may have played out due to a rebound in investors' risk appetite. However, we see an emerging value opportunity reflected in the more defensive composition of the Fund thanks to its significant current allocations to cheap defensives, particularly within telecoms, health, staples and utilities compared to its highly cyclical early March portfolio weightings.

OUTLOOK

Compared to the early stages of the market rebound in the second quarter, portfolio activity has slowed although we still continued to increase exposure to unfashionable defensive companies within health care and staples whilst reducing the allocation to the increasingly popular cyclical stocks, particularly within consumer discretionary, such as autos. Indeed, at the end of the reporting period, the Fund's position in health care and staples was close to an all-time high, which represents a substantial difference in the composition of the portfolio compared to early in the year. In particular, the higher weight to defensive stocks appears to have reduced the strategy's sensitivity to market movements dramatically (the Fund's beta is now much closer to neutral). In financials, we find value opportunities with insurance and asset management stocks while we believe that banks represent a less attractive proposition as value and quality tends to be more mutually exclusive and perhaps more efficiently priced.

Within cyclical areas, we prefer industrials rather than consumer stocks, while it is also worth noting that exposure to Japan remains somewhat lower than has been the case in the recent past. We believe that the most attractive investment opportunities are not in the Index but typically among smaller cap stocks, particularly in the industrial and technology sectors. More recently, we have rotated out of some of the "glamour" emerging markets that have performed very well recently (e.g., China) and reinvested in less fashionable countries like Thailand.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
THE SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND -- INVESTOR AND ADVISOR SHARES
        VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX.

                               (PERFORMANCE GRAPH)

                Schroder        Schroder
             International   International
              Diversified     Diversified
              Value Fund,     Value Fund,      MSCI EAFE
             Investor Shares  Advisor Shares     Index
             -------------    --------------   ---------
 8/30/2006       10,000          10,000        10,000
10/31/2006       10,540          10,530        10,407
10/31/2007       13,866          13,827        12,999
10/31/2008        6,848           6,805         6,939
10/31/2009       10,166          10,100         8,862

The MSCI EAFE Index is a market weighted index composed of companies representative of the market structure of certain developed market countries in Europe, Australia, Asia and the Far East, and reflects dividends reinvested net of non-recoverable withholding tax.

PERFORMANCE INFORMATION

                                                       One Year         Annualized
                                                         Ended            Since
                                                   October 31, 2009   Inception (a)
                                                   ----------------   -------------
Schroder International Diversified Value Fund --
   Investor Shares .............................        48.45%            0.52%
   Advisor Shares ..............................        48.42%            0.32%

(a)  From commencement of Fund operations on August 30, 2006.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS


SECURITY                         % OF INVESTMENTS
--------                         ----------------
Teck Cominco                           0.5%
Tesco                                  0.5
Nippon Telephone and Telegraph         0.5
GlaxoSmithKline                        0.5
Seven & I Holding                      0.5

                             GEOGRAPHIC ALLOCATION

                                  (PIE CHART)

                        % of Investments
                        ----------------
Continental Europe            41.0%
Japan                         18.2
Emerging Markets              10.1
United Kingdom                11.3
North America                 11.2
Pacific ex-Japan               8.2
Short-Term Investment          0.0

SCHRODER EMERGING MARKET EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

PERFORMANCE

In the twelve months ended October 31, 2009, the Schroder Emerging Market Equity Fund (the "Fund") rose 62.38% (Investor Shares) and 62.41% (Advisor Shares), compared to the Morgan Stanley Capital International Emerging Markets Index (the "Index"), a broad-based basket of international stocks, which rose 64.13% during the same period.

MARKET BACKGROUND

Global equity markets delivered strong returns, rallying sharply in the latter part of the twelve-month reporting period as investor risk appetite improved. Ongoing uncertainties about the outlook for the global economy and generally weak data weighed on sentiment in the early part of the period. However, from mid-March, global equity markets rallied, benefiting from growing confidence about the prospects for a global economic recovery as well as monetary and fiscal stimulus measures announced by many of the world's central banks. Emerging markets delivered excellent returns against this background, well ahead of overall returns from markets in the developed world, as they gained from the strengthening of investor confidence. Emerging markets also performed well as some countries, such as China, were able to offset the global slowdown with increased domestic demand as a result of government investment. This in turn boosted demand for raw materials, helping commodity-rich economies such as Brazil.

Emerging markets generally delivered excellent returns over the period, with Indonesia, Peru, Colombia and Brazil among the best performers. In Indonesia, positives included receding external liquidity concerns, the central bank cutting interest rates and a relatively benign political outlook following parliamentary elections and confirmation that President Yudhoyono won re-election in the first round of voting. Peru and Brazil benefited from the strength of commodity-related stocks while both countries' central banks cut interest rates. In other developments, rating agency Moody's upgraded Brazil's sovereign debt rating to investment grade, while data was released showing GDP growing by 1.9% quarter-on-quarter in the second quarter. In Colombia, positives included the central bank cutting interest rates. In other developments, the Colombian authorities were given the facility to request up to US$10.4bn from the International Monetary Fund ("IMF"), under its Flexible Credit Line (FCL). China also outperformed. Positives included the country's central bank easing monetary policy in the early part of the period while the Chinese authorities announced a significant fiscal package to stimulate infrastructure and housing investment. This helped to boost domestic growth, with data released showing Q3 2009 GDP growth coming in at 8.9% year-on-year. However, concerns over the impact of government measures to curb investment and credit growth and about a surfeit of issuance in the market weighed on sentiment somewhat in the latter part of the period.

Poland, the Czech Republic and Israel were among the laggards, although they delivered strong returns in absolute terms. The Polish and Czech markets were weak in the early part of the period, with investors concerned about the pace of economic deterioration in the Central European Three ("CE3") countries (Czech Republic, Hungary and Poland) generally given their close trading links with developed Europe and also about the level of external debt, especially in Poland. These markets recovered later in the period as investor confidence improved, while both countries' central banks reduced interest rates. In Israel, the underperformance of local index heavyweight TEVA PHARMACEUTICAL INDUSTRIES held back the market's relative returns while the central bank unexpectedly raised interest rates in the latter part of the period. Mexico also lagged, although performance was strong in absolute terms. Poor domestic economic news and investor concerns about the US economy (to which Mexico has a high degree of linkage) weighed on the market for much of the period (although the market later recovered, buoyed by increased risk appetite and investor confidence about the prospects for economic recovery in the US). The Mexican central bank reduced interest rates, Mexico extended its foreign exchange swap line agreement with the US Federal Reserve and the IMF announced a US$47bn support package, against the background of a weakening currency. In other developments, news emerged in April of the outbreak of the H1N1 virus in Mexico and its spread to other countries.

PORTFOLIO REVIEW

Over the twelve-month period, the Fund underperformed the Index. Overall, country allocation was positive and stock selection negative. Overweights to both Indonesia and China, as well as the underweight to Mexico added value. In addition, in Korea, the underweight earlier and overweight later in the period were also positive. Indonesia outperformed as the economy was relatively less affected by the global recession. Mexico underperformed on concerns over the deteriorating fiscal balance and the scale of the economic decline. Korea underperformed to June given weak domestic demand and its higher than average sensitivity to developed economic growth. China outperformed as its central bank eased monetary policy in the early part of the period while the Chinese authorities announced

SCHRODER EMERGING MARKET EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

a significant fiscal package to stimulate infrastructure and housing investment, boosting domestic demand. This was somewhat offset by the cash position held by the Fund in the early part of the recovery. Stock selection was positive in South Africa (overweight ANGLOGOLD and NASPERS), Hungary (overweight GEDEON RICHTER earlier in the period) and Taiwan (overweight HON HAI PRECISION INDUSTRY and CHINATRUST FINANCIAL HOLDING). This was offset however by negative stock selection in Israel (overweight MAKHTESHIM-AGAN INDUSTRIES and SHUFERSAL), Thailand (overweight SIAM COMMERCIAL BANK and PTT EXPLORATION & PRODUCTION), China (underweight TENCENT HOLDINGS and CHINA SHENHUA ENERGY) and various other smaller effects.

OUTLOOK

The pick-up in economic indicators has generated a sharp improvement in investor sentiment and produced a strong recovery in markets, which although losing momentum somewhat seems to be well supported. With uncertainty over the strength of future economic growth still prevalent, the abundant liquidity being provided by central banks around the world is unlikely to be removed anytime soon, although a modest tightening in some emerging countries would not be too surprising. Moreover, earnings momentum is improving. For example, following aggressive cost cutting, operational gearing in the US is relatively high and forward looking estimates are being revised up. Furthermore, emerging markets earnings growth is expected to be 25-30% over the next twelve months and valuations remain attractive. We continue to believe an economic recovery will be underway by early 2010, albeit an anaemic one; although the risk of a significant correction in the near term has receded, a moderate pull-back in markets would not be too surprising given the strength of the recovery year-to-date. However, benign monetary and fiscal policies, together with attractive valuations and growth prospects for the emerging world, suggest that the outlook for global emerging markets remains favourable.

SCHRODER EMERGING MARKET EQUITY FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
    THE SCHRODER EMERGING MARKET EQUITY FUND -- INVESTOR AND ADVISOR SHARES VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS INDEX.

                              (PERFORMANCE GRAPH)

             Schroder Emerging Market   Schroder Emerging Market
                  Equity Fund,                Equity Fund,         MSCI Emerging Markets
                 Investor Shares             Advisor Shares                Index
             ------------------------   ------------------------   ---------------------
 3/31/2006            10,000                      10,000                   10,000
10/31/2006            10,550                      10,530                   10,509
10/31/2007            17,987                      17,910                   17,639
10/31/2008             8,062                       8,015                    7,700
10/31/2009            13,092                      13,017                   12,638

The MSCI Emerging Markets Index is an unmanaged market capitalization index of companies representative of the market structure of emerging countries in Europe, the Middle East, Africa, Latin America and Asia. The Index reflects actual buyable opportunities for the non-domestic investor by taking into account local market restrictions on share ownership by foreigners.

PERFORMANCE INFORMATION

                                              One Year         Annualized
                                                Ended            Since
                                          October 31, 2009   Inception (a)
                                          ----------------   -------------
Schroder Emerging Market Equity Fund --
   Investor Shares ....................        62.38%            7.81%
   Advisor Shares .....................        62.41%            7.64%

(a)  From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                  % OF INVESTMENTS
---------                  ----------------
Samsung Electronic               3.1%
OAO Gazprom ADR                  2.7
Petrobras ADR                    2.5
China Construction Bank          2.4
Infosys Technologies ADR         2.1

*    Excludes any Short-Term Investments.

                             GEOGRAPHIC ALLOCATION

                                  (PIE CHART)

                        % of Investments
                        ----------------
Asia/Far East                 56.0%
Latin America                 15.9
Europe                        14.6
Africa                         6.8
Mid-East                       3.2
Short-Term Investment          3.5

SCHRODER U.S. OPPORTUNITIES FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

PERFORMANCE

In the twelve months ended October 31, 2009, the Schroder U.S. Opportunities Fund (the "Fund") rose 14.95% (Investor Shares) and 14.64% (Advisor Shares) compared to the Russell 2000 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which rose 6.46%.

The Fund's outperformance of the Index was driven by strong stock selection. Positive stock selection in the financial services, energy and consumer discretionary sectors contributed to performance. Stock selection detracted in only two sectors: health care and producer durables sectors. At the sector level, an underweight in financial services contributed significantly while the Fund's average cash position (10%) hurt performance.

MARKET BACKGROUND

The US market declined significantly during the first half of the reporting period. News of the government's initial economic recovery plans along with the flow of weak economic data (unemployment, industrial production, home prices, consumer confidence and GDP) caused the US small cap market to fall to levels not seen since 2003. At the same time, headlines concerning the auto industry, AIG and Merrill Lynch bailouts and bonuses and the failure of the financial sector in general created a heightened state of uncertainty. Since March 9, 2009, markets rallied as the government unveiled the Public-Private Investment Program to clean up toxic assets on US banks' balance sheets and a fiscal stimulus package. US markets also benefited from some positive economic news. In housing, the S&P/Case-Shiller Home Price Index, which tracks changes in the value of residential real estate markets, showed improvement during the 3rd calendar quarter of 2009. In the manufacturing sector, data from the Institute for Supply Management's New Orders Index has also generated optimism. Merrill Lynch has observed that narrowing credit spreads have been a key driver of this rally. Smaller market cap stocks, companies with higher debt levels and lower quality stocks have continued to rally since March 9, 2009 and to the end of September 2009. This is typically what leads off of the bottom but this move has been well above the average rally in the second half of a recession, with the Index up over 70% from March 9, 2009, when US equity markets hit their low point for the year, to September 30, 2009.

PORTFOLIO REVIEW

Within the financial services sector, the Fund's positions in EURONET WORLDWIDE, DIGITAL REALTY TRUST and ANNALY CAPITAL MANAGEMENT provided positive returns. Shares of EURONET WORLDWIDE, an electronic payments provider, were up due to higher profits from India, Poland and Germany and cost cutting efforts. Both DIGITAL REALTY TRUST and ANNALY CAPITAL MANAGEMENT, which are real estate investment trusts, recently had positive earnings results.

From the consumer discretionary sector, the Fund's holding in HOME INNS & HOTELS MANAGEMENT and CENTRAL GARDEN & PET added value to the portfolio. HOME INNS, a Chinese low cost hotel provider, gained considerable profits from the 2008 Olympics in China and a rise in revenues came from an increase of price sensitive travelers in the declining macro environment. Shares of CENTRAL GARDEN were up during the period as the company's stock benefited from a 5% rise in sales from its gardening division.

On the other hand, stock selection in health care and producer durables lagged during the reporting period. From the health care sector, the Fund's position in KV PHARMACEUTICALS, a specialty pharmaceutical company, was the biggest drag on Fund performance in 2009. KV'S stock declined due to manufacturing problems, which led to a product recall.

Finally, the Fund's holdings in HURON CONSULTING also hurt performance. In late July, HURON announced a restatement of more than three years of results to correct errors from acquisition-related accounting issues. The company lowered its earnings guidance, HURON'S CEO and Chief Accounting Officer resigned and the stock price fell significantly. The Fund's position was liquidated on concerns regarding HURON'S ability to retain key personnel, who are the core of its business.

At the sector level, the Fund's exposure to cash (averaging 10%) was the largest single detractor to returns. However, an underweight in financial services and an overweight in technology added value.

SCHRODER U.S. OPPORTUNITIES FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

OUTLOOK

The markets are presently very difficult to read. We have expected a pull back of some sorts given the sharp move up since March 9, 2009, but this has not happened. Market reactions to economic news have generally become less extreme and risk appetite has returned to the market. But at the same time, small cap valuations have become less attractive now that the market is reflecting the economic recovery in its pricing.

We are concerned that there are still more headwinds to come. We continue to maintain a cautious stance, waiting to see sequential company growth through cash flows, earnings or revenues, or an overall improvement in fundamentals. As we are bottom-up investors, the Fund's portfolio reflects the companies that we believe to be most attractive in terms of quality and valuations. Our top-down thoughts about the economy and the market in general have modest bearing on the Fund, but we would like to see a recovery in unemployment and consumer confidence reports.

We are also keeping a watchful eye on the emerging markets, particularly in China as we believe it is key to global growth with its potential implications for US markets.

SCHRODER U.S. OPPORTUNITIES FUND

            COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT
        IN THE SCHRODER U.S. OPPORTUNITIES FUND -- INVESTOR AND ADVISOR
                       SHARES VS. THE RUSSELL 2000 INDEX.

                              (PERFORMANCE GRAPH)


               Schroder U.S.          Schroder U.S.     Russell
            Opportunities Fund,    Opportunities Fund,    2000
             Investor Shares         Advisor Shares      Index
            -------------------    ------------------   -------
10/31/1999          10,000             10,000           10,000
10/31/2000          14,073             14,038           11,741
10/31/2001          14,540             14,465           10,250
10/31/2002          13,098             12,999            9,064
10/31/2003          17,307             17,132           12,994
10/31/2004          20,943             20,678           14,518
10/31/2005          23,302             22,949           16,272
10/31/2006          28,352             27,870           19,523
10/31/2007          34,029             33,377           21,334
10/31/2008          23,454             22,938           14,046
10/31/2009          26,960             26,296           14,953

The Russell 2000 Index is a market capitalization weighted broad based index of 2,000 small capitalization U.S. companies.

PERFORMANCE INFORMATION

                                              One Year Ended      Five Years Ended       Ten Years Ended
                                             October 31, 2009   October 31, 2009 (c)   October 31, 2009 (c)
                                             ----------------   --------------------   --------------------
Schroder U.S. Opportunities Fund (a)(b) --
   Investor Shares .......................        14.95%            5.18%                    10.43%
   Advisor Shares ........................        14.64%            4.92%(d)                 10.15%(d)

(a) The portfolio manager primarily responsible for making investment decisions for the Fund assumed this responsibility effective January 2, 2003. The performance results for periods prior to January 2, 2003 were achieved by the Fund under a different portfolio manager.

(b) Effective May 1, 2006, the combined advisory and administrative fees of the Fund increased to 1.00% per annum. If the Fund had paid such higher fees during prior periods, the returns of the Fund would have been lower.

(c) Average annual total return.

(d) The Advisor Shares commenced operations on May 15, 2006. The performance information provided in the above table for periods prior to May 15, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND/OR REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                              % OF INVESTMENTS
---------                              ----------------
Waste Connections                            3.0%
Reinsurance Group of America Class A         2.3
St. Mary's Land and Exploration              2.0
PSS World Medical                            1.8
Scientific Games Class A                     1.6

*    Excludes any Short-Term Investments.

                                SECTOR ALLOCATION

SECTOR                   % OF INVESTMENTS
------                   ----------------
Consumer Discretionary         18.3%
Technology                     15.3
Health Care                    14.4
Financial Services             14.0
Short-Term Investment          10.8
Materials & Processing          6.3
Consumer Staples                5.6
Other Energy                    5.0
Utilities                       4.7
Producer Durables               3.5
Autos & Transportation          2.1

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

PERFORMANCE

In the twelve months ended October 31, 2009, the Schroder U.S. Small and Mid Cap Opportunities Fund (the "Fund") rose 17.71% (Investor Shares) and 17.45% (Advisor Shares) compared to the Russell 2500 Index (the "Index"), a broad-based basket of stocks with characteristics similar to the Fund's portfolio, which rose 13.26%.

The Fund's outperformance of the Index was primarily driven by both stock selection and the residual allocations in the technology, utilities and financial services sectors. Only our picks in the consumer discretionary, health care and producer durables detracted.

MARKET BACKGROUND

The US market declined significantly during the first half of the reporting period. News of the government's initial economic recovery plans along with the flow of weak economic data (unemployment, industrial production, home prices, consumer confidence and GDP) caused the US small cap market to fall to levels not seen since 2003. At the same time, headlines concerning the auto industry, AIG and Merrill Lynch bailouts and bonuses and the failure of the financial sector in general created a heightened state of uncertainty. Since March 9, 2009, markets rallied as the government unveiled the Public-Private Investment Program to clean up toxic assets on US banks' balance sheets and a fiscal stimulus package. US markets also benefited from some positive economic news. In housing, the S&P/Case-Shiller Home Price Index, which tracks changes in the value of residential real estate markets, showed improvement during the 3rd calendar quarter of 2009. In the manufacturing sector, data from the Institute for Supply Management's New Orders Index has also generated optimism. Merrill Lynch has observed that narrowing credit spreads have been a key driver of this rally. Smaller market cap stocks, companies with higher debt levels and lower quality stocks have continued to rally since March 9, 2009 and through the end of September. This is typically what leads off of the bottom but this move has been well above the average rally in the second half of a recession, with the Russell 2000 Index up over 70% from March 9, 2009, when US equity markets hit their low point for the year, to September 30, 2009.

PORTFOLIO REVIEW

From the technology sector, the Fund's positions in ROVI and BROCADE COMMUNICATION SYSTEMS had the biggest impact. ROVI benefited during the reporting period due to recurring revenue streams from the digital cable and satellite businesses. Shares of BROCADE COMMUNICATION surged up 16% on the back of potential news that Hewlett-Packard or Oracle might buy out the company.

The Fund's stock selection in utilities and financial services also added value. In utilities, holdings in TW TELECOM and M&T BANK from financial services positively impacted performance. Shares of TW TELECOM gained strength as the company beat its consecutive quarterly earnings for the fourth time. This was driven by an increase in revenues and strong margins, which helped increase cash flow. In addition, M&T BANK'S share price appreciated as the company benefited from an FDIC-assisted bank acquisition and improving net interest margins.

In contrast, stock selection in consumer discretionary, health care and producer durables lagged over the period. Within the three sectors, the Fund's position in HURON CONSULTING detracted significantly from performance. In late July, HURON announced that they would restate more than three years of results to correct errors from acquisition-related accounting issues. The company lowered its earnings guidance, HURON'S CEO and Chief Accounting Officer resigned and the stock price fell significantly. The Fund's position was liquidated on concerns regarding HURON'S ability to retain key personnel, who are the core of its business.

At the sector level, the Fund benefited from an overweight in technology and an underweight in utilities and financial services. However, the Fund's average cash position and an underweight in consumer discretionary weakened overall performance.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

OUTLOOK

The markets are presently very difficult to read. In a sense, markets are seemingly driven by the news of the day, rising or falling based on the day's economic news.

We are concerned that there are still more headwinds to come. We continue to maintain a cautious stance, waiting to see sequential company growth through cash flows, earnings or revenues, or an overall improvement in fundamentals. As we are bottom-up investors, the Fund's portfolio reflects the companies that we are finding to be most attractive in terms of quality and valuations. Our top-down thoughts about the economy and the market in general have modest bearing on the Fund but, we would like to see a recovery in unemployment and consumer confidence reports.

We also are keeping a watchful eye on the emerging markets, particularly in China, as we believe it is key to global growth with its potential implications for US markets.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
       THE SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND -- INVESTOR
                 AND ADVISOR SHARES VS. THE RUSSELL 2500 INDEX.

                              (PERFORMANCE GRAPH)

                Schroder         Schroder
               U.S. Small       U.S. Small
               and Mid Cap        and Mid Cap
             Opportunities     Opportunities
                 Fund,             Fund,         Russell
             Investor Shares   Advisor Shares  2500 Index
             --------------   -------------    ----------
 3/31/2006       10,000           10,000         10,000
10/31/2006       10,250           10,230         10,077
10/31/2007       12,567           12,530         11,358
10/31/2008        8,506            8,450          7,125
10/31/2009       10,013            9,924          8,070

The Russell 2500 Index is a market capitalization weighted broad based index measuring the performance of the 2500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index.

PERFORMANCE INFORMATION

                                                            One Year        Annualized
                                                             Ended             Since
                                                        October 31, 2009   Inception (a)
                                                        ----------------   -------------
Schroder U.S. Small and Mid Cap Opportunities Fund --
   Investor Shares ..................................        17.71%            0.04%
   Advisor Shares ...................................        17.45%           (0.21)%

(a)  From commencement of Fund operations on March 31, 2006.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*              % OF INVESTMENTS
---------              ----------------
Republic Service              3.5%
Amdocs                        3.2
DaVita                        2.9
Devry                         2.8
Burger King Holdings          2.3

*    Excludes any Short-Term Investments.

                               SECTOR ALLOCATION

SECTOR                   % OF INVESTMENTS
------                   ----------------
Short-Term Investment          19.6%
Consumer Discretionary         19.5
Financial Services             13.5
Technology                     13.4
Health Care                    11.7
Utilities                       6.8
Materials & Processing          4.9
Producer Durables               3.6
Other Energy                    2.6
Consumer Staples                2.1
Autos & Transportation          1.2
Investment Companies            1.1

SCHRODER NORTH AMERICAN EQUITY FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

PERFORMANCE

In the twelve months ended October 31, 2009, the Schroder North American Equity Fund (the "Fund") rose 10.59% (Investor Shares) and 10.28% (Advisor Shares). For the same twelve-month period, the FTSE All World Series North American Index, a broad-based basket of North American stocks, rose 11.63%. For the same twelve-month period, the S&P 500 Index rose by 9.80%. (Note that, as the S&P 500 Index is the industry standard and a more widely-recognized benchmark than the FTSE All World Series North American Index, beginning November 1, 2009, only the S&P 500 Index will be used for comparisons.)

MARKET BACKGROUND

North American equities fell during the early portion of the reporting period. Financial conditions remained challenging despite ongoing efforts by the US government and Federal Reserve to support struggling institutions and encourage lending. Economic data also added to the gloom, increasingly indicating that the effects of the financial crisis on the real economy were becoming significant. Sentiment began to pick up in response to aggressive interest rate cuts and President Obama's significant fiscal package. Despite the temporary dip in July, US equities began to make gains toward the end of the period. Evidence of stabilization, or even strength, in the US economy gathered momentum, led on by better than expected economic data. There were also signs of stabilization in the housing market, although the US consumer has so far been less resilient. Meanwhile, corporate earnings at the end of the period were biased towards the upside with over 70% of the S&P 500 companies reporting positive earnings surprises in the second quarter. Against this hopeful backdrop, the S&P 500 Index gained 9.80% for the year, but lagged the rest of world as measured by the MSCI World Index, which gained 18.42% for the same twelve-month period ended October 31, 2009. At a sector level, information technology stocks led the gains; whilst cyclical sectors such as materials outperformed traditionally defensive utilities, healthcare and tele-com services sectors.

PORTFOLIO REVIEW

The Fund slightly lagged the FTSE All World North Series American Index but was ahead of the S&P 500 Index over the year as a whole. Leading contributors to performance included strong stock selection in the utilities and materials sectors, as well as our relatively lower allocation to underperforming industrials, particularly US industrials conglomerates and aerospace stocks.

The North American Equity Fund is highly diversified across a large range of stocks and investment strategies. Sector weights are carefully risk-managed relative to the benchmark. By design, the strategy is beta-neutral with a reliable risk controlled "alpha" meaning that it is constructed with the intent to be insensitive to market movements and other thematic trends. The strategy is not dominated by fads in market sentiment, which are often captured by following recent momentum.

OUTLOOK

The key features of the Fund's investment themes at the end of the reporting period included:

     - INCREASED EXPOSURE TO TECHNOLOGY SECTOR. We are increasingly finding technology companies in both hardware and software that we believe to be attractive.

     - FOCUS UPON QUALITY WITH FINANCIALS. Within financials, where we are slightly overweight, we favor life insurance issuers where we can find higher quality stocks on what we believe are favorable valuations.

     - REMAINED UNDERWEIGHT UTILITIES. Within defensive sectors we prefer areas such as staples retailing and telecom stocks rather than utilities.

     - REDUCED EXPOSURE TO CYCLICALS. Within cyclical stocks, we have a bias to late-cycle industrials.

SCHRODER NORTH AMERICAN EQUITY FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
     THE SCHRODER NORTH AMERICAN EQUITY FUND -- INVESTOR AND ADVISOR SHARES
         VS. THE STANDARD & POOR'S (S&P) 500 INDEX, AND THE FTSE NORTH
                          AMERICAN (NA) EQUITY INDEX.

                              (PERFORMANCE GRAPH)

                Schroder           Schroder
             North American     North American
              Equity Fund,       Equity Fund,     S&P 500       FTSE NA
             Investor Shares   Advisor Shares      Index     Equity Index
             --------------   -----------------   -------   --------------
 9/17/2003        10,000           10,000          10,000        10,000
10/31/2003        10,280           10,278          10,261        10,278
10/31/2004        11,348           11,308          11,228        11,331
10/31/2005        12,536           12,459          12,207        12,552
10/31/2006        14,547           14,408          14,201        14,695
10/31/2007        16,740           16,520          16,269        17,155
10/31/2008        10,914           10,725          10,396        10,896
10/31/2009        12,069           11,827          11,415        12,163

The FTSE North American Equity Index is a market capitalization value weighted composite index of over 700 U.S. and Canadian companies and reflects the reinvestment of dividends. The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends. The S&P 500 Index is the industry standard for measuring managers' performance in North American equities and is a more widely recognized benchmark than the FTSE North American Equity Index. For future reports, only the S&P 500 Index will be used for comparisons.

PERFORMANCE INFORMATION

                                                One Year            Five Years        Annualized
                                                 Ended                Ended             Since
                                            October 31, 2009   October 31, 2009 (c)   Inception
                                            ----------------   --------------------   ---------
Schroder North American Equity Fund --
   Investor Shares ......................        10.59%              1.24%             3.12%(a)
   Advisor Shares .......................        10.28%              0.90%(b)          2.78%(b)

(a) The Investor Shares commenced operations on September 17, 2003.

(b) The Advisor Shares commenced operations on March 31, 2006. The performance information provided in the above table for periods prior to March 31, 2006 reflects the performance of the Investor Shares of the Fund, adjusted to reflect the distribution fees paid by Advisor Shares.

(c)  Average annual total return.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*           % OF INVESTMENTS
---------           ----------------
Exxon Mobil               3.1%
Microsoft                 2.5
JPMorgan Chase            1.7
Johnson & Johnson         1.7
Procter & Gamble          1.7

*    Excludes any Short-Term Investments

                               SECTOR ALLOCATION

SECTOR                                   % OF INVESTMENTS
------                                   ----------------
Manufacturing                                   44.6%
Finance, Insurance and Real Estate              15.9
Services                                        11.2
Transportation, Communications,
   Electric, Gas and Sanitary Services          10.1
Retail Trade                                     7.5
Mining                                           7.0
Short-Term Investment                            2.1
Wholesale Trade                                  1.6
Construction                                     0.0

SCHRODER TOTAL RETURN FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

PERFORMANCE

During the twelve months ended October 31, 2009, the Schroder Total Return Fixed Income Fund (the "Fund") rose 14.79% (Investor Shares) and 14.61% (Advisor Shares), compared to the Barclays Capital U.S. Aggregate Bond Index (the "Index"), a broad-based basket of U.S. debt securities, which rose 13.79%.

MARKET BACKGROUND

The reporting period was a remarkable and yet challenging year for investors. For the last couple months of 2008 and beginning of 2009, the bond market reeled from the catastrophic collapse of Lehman Brothers, the resultant fears of counterparty actions and the evaporation of liquidity. Inter-bank lending dried up and LIBOR rose sharply while US Treasury rates rapidly declined as the Federal Reserve moved the federal funds rate from 1.0% to a Japan-like zero interest rate policy for the first time ever. Additionally, the Fed initiated quantitative easing with a proliferation of programs and corporate and financial support designed to increase liquidity and avert a depression.

These unprecedented market conditions and policy responses led to a sharp reversal in interest rates and risk premiums by the middle of the first quarter. Investors began to unwind the panicked "flight-to-quality" trades of 2008 and actively sought to increase exposure to risk assets, primarily corporate bonds and mortgage-backed securities ("MBS"). With continuing depressed economic conditions, however, the government kept its foot on the accelerator and increased its use of creative fiscal and monetary policies. The introduction of the Public-Private Investment Program ("PPIP"), which innovatively combined both private capital and government-provided leverage to purchase securities from banks, was an important step to increase liquidity on bank balance sheets. Also, the Federal Reserve greatly enlarged its debt purchase program in order to reduce consumer borrowing (mortgage refinance) costs, expanding targeted MBS pass-through purchases from $500 to $1,250 billion and adding $100 billion in agency debentures and, importantly, $300 billion in U.S. Treasury debt. The bond market's initial reaction was an immediate decline of nearly half a percent across intermediate Treasury maturities, though the impact was not lasting.

By mid year 2009, the elimination of the risk of another financial crisis or economic depression was the key catalyst in promoting additional risk taking. Indeed, policies designed to move assets from weak hands to strong hands (such as the Federal Reserve's Term Asset-Backed Securities Loan Facility ("TALF")) and bank repayment of some government supplied capital were instrumental in restoring investor confidence. As a result, cash flows into corporate and mortgage/asset-backed sectors increased sharply with funds coming from both low-yielding cash and governments as well as from re-balancing out of other asset classes like equities.

However, in contrast to the pronounced financial market improvement, economic conditions only roughly stabilized after very sharp cutbacks in many sectors. Manufacturing and production indices remained in negative territory, albeit at significantly better levels than in the first half of 2009, while important housing prices continued to decline in most regions and unemployment continued its trajectory higher.

Over the last few months, economic conditions have begun to stabilize with even a positive print for GDP and improved produc-tivity, further spurring the already positive performance of non-Treasury sectors. Also positively impacting the rebound in these sectors, specifically corporate debt, has been the surge in fund flows. According to AMG Data Service, there has been a net redemption from money market funds of over $375 billion year to date through September, which would be the largest annual outflow ever. The majority, $249 billion, has gone into taxable bond funds with investment grade corporates ($125 billion) and high yield ($27 billion) receiving large shares. Institutional investor flows not captured in the above figures have likely been much larger.

Sectors that had been under the most pressure in 2008 performed best during the reporting period. Treasuries posted modest returns but investment grade corporate bonds, asset-backed securities ("ABS"), commercial mortgage-backed securities ("CMBS") and high yield corporates were top performers.

Treasury yields bounced about during the reporting period, with 2-year rates declining from 1.55% to 0.64% in December, only to surge back to 1.40% in June and then ending at 0.89%. Ten-year Treasury rates also increased in the first half of the year, influenced by both economic conditions as well as the surge in monthly Treasury supply needed to fund fiscal stimulus. After touching just above 2.00% at the end of 2008, 10-year yields rose to 2.67% at the end of March and then to above 4.00% in mid-June before falling back to 3.39% on October 30. The yield curve steepened sharply during the first half of the year as long rates rose faster than short rates, then was stable for much of the rest of 2009.

SCHRODER TOTAL RETURN FIXED INCOME FUND

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 2, 2009)

While Treasuries posted a respectable 6.33% return, the Index returned more than double that amount, rallying to a 13.79% return. MBS returned 12.05% while the smaller CMBS/ABS sectors rallied a remarkable 23.29% and 21.99% respectively. The top performer, however, was corporate bonds, which posted a stunning 31.07% return. Within corporates, utilities were the top performer, returning 36.00%, while the earlier plagued financial sector rebounded to generate 31.54% and industrials were up 29.82%. Lower rated securities had the best returns. Triple-Bs (returning 36.46%) outpaced single-As (returning 29.37%), which outperformed double-As (returning 18.55%).

PORTFOLIO REVIEW

In the twelve months under consideration, the Fund outperformed the Index. Sector strategy added to portfolio returns as exposure to Treasuries was cut to below that of the benchmark early in the period and we began the year with an overweight to both agency-issued MBS and corporate bonds. Further additions were gradually made to corporates, though we retained a bias for defensive industries and companies with stable cash flows. Underweights in areas like most consumer cyclical sectors restrained performance. High yield exposure was gradually increased throughout the period to approximately 10%. This contributed to performance as high yield bonds, as measured by the Barclays High Yield Index, returned 51.65% for calendar 2009 through October 31.

The Fund's overweight to agency mortgages was maintained throughout most of the reporting period, with a reduction in exposure late in the period following sharp spread tightening as the Fed's purchase programs were initiated. As these spreads approached 2008 levels, the Fund decreased this exposure in favor of high-quality, short-duration, well-structured collateralized mortgage obligations and CMBS. These securities offer comparable yields with much better protection in the case of higher interest rates.

Yield curve and duration strategies also contributed to returns.

OUTLOOK

Economic activity has picked up materially and shows the power of government stimulus, particularly initiatives like the recently completed cash-for-clunkers program but also efforts earlier in the year to reduce home borrowing costs. This release of pent-up consumer demand and subsequent inventory restocking will continue to boost growth into the fourth quarter, but our longer-term outlook for tepid growth remains very much in place. Real final demand will continue to be constrained by a very large consumer debt overhang which, even with stabilizing home prices and low interest rates, will prevent further stimulus from kick-starting a significant economic cycle. While some parts of the economy will benefit from the weaker US dollar and rising exports to areas of growth overseas, a return to below trend growth early next year appears most likely. Excess capacity and high un(der)employment will inhibit inflation from becoming a tangible threat in 2010.

The Federal Reserve is nonetheless beginning to prepare the market for an eventual withdrawal of the massive liquidity added to the economy over the last year, the first tangible actions of which will be the conclusion of their quantitative easing program near the end of Q1 2010. We do not expect any direct sales of the $1.25 trillion of agency MBS that will have been purchased by then, but the Fed will own slightly more than a quarter of all agency-issued mortgages and their absence from the market could cause yield spreads to widen. We expect to continue to gradually reduce our agency MBS pass-through exposure in favor of short collateralized mortgage obligations ("CMOs") and high quality CMBS, with a target of getting to neutral MBS, late in Q4. We do not expect the Fed to actually raise rates until late 2010 at the earliest.

Investment grade credit spreads have now contracted to the point where the overall yields are very low, just 4.76% for the corporate credit index. The underlying trend of corporate de-levering is still very much in place and continues to provide positive support. However, it's no surprise that the financial market recovery combined with large corporate cash positions and low financing costs have resulted in the first uptick in M&A activity, a potential negative to the otherwise supportive environment for risk premiums. We continue to like being long corporate credit in our portfolios as inflows and ongoing debt reductions outweigh the risk of re-levering for now. We expect to maintain the Fund's corporate overweight through the quarter, using periods of volatility to add higher yielding securities.

SCHRODER TOTAL RETURN FIXED INCOME FUND

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
   THE SCHRODER TOTAL RETURN FIXED INCOME FUND -- INVESTOR AND ADVISOR SHARES
              VS. THE BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX.

                              (PERFORMANCE GRAPH)


             Schroder Total   Schroder Total
              Return Fixed     Return Fixed     Barclays Capital U.S.
              Income Fund,     Income Fund,         Aggregate Bond
            Investor Shares   Advisor Shares           Index
             --------------   --------------    --------------------
12/31/2004       10,000           10,000           10,000
10/31/2005       10,151           10,130           10,102
10/31/2006       10,649           10,592           10,626
10/31/2007       11,170           11,072           11,198
10/31/2008       11,386           11,258           11,232
10/31/2009       13,069           12,902           12,781

The Barclays Capital U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Index must have a least 1 year remaining to maturity. It is not managed.

PERFORMANCE INFORMATION

                                                 One Year        Annualized
                                                   Ended            Since
                                             October 31, 2009   Inception (a)
                                             ----------------   -------------
Schroder Total Return Fixed Income Fund --
   Investor Shares .......................         14.79%           5.69%
   Advisor Shares ........................         14.61%           5.41%

(a)  From commencement of Fund operations on December 31, 2004.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY*                   % OF INVESTMENTS
---------                   ----------------
FNMA TBA 6.000%, 12/25/39          8.5%
FNMA TBA 5.500%, 12/25/39          4.1
FHLMC 0.522%, 07/16/10             3.5
FNMA 5.000%, 11/01/35              2.6
FNMA 5.500%, 10/01/35              2.3

*    Excludes any Short-Term Investments.

                               SECTOR ALLOCATION

SECTOR                                   % OF INVESTMENTS
------                                   ----------------
U.S. Government Mortgage-
   Backed Obligations                           37.5%
Corporate Obligations                           33.1
Short-Term Investment                           15.3
U.S. Government Agency Obligations               5.4
Commercial Mortgage-Backed Obligations           5.2
U.S. Treasury Obligations                        3.5
Collateralized Mortgage Obligations              0.0

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

MANAGEMENT DISCUSSION AND ANALYSIS (AS OF DECEMBER 3, 2009)

PERFORMANCE

In the twelve months ended October 31, 2009, the Schroder Multi-Asset Growth Portfolio (the "Fund") rose 19.49% (Investor Shares), 19.13% (Class A Shares), 19.11% (Advisor Shares) and 18.92% (Class R Shares), compared to the Consumer Price Index ("CPI" or "the Index", the CPI specifically for All Urban Consumers), which decreased 0.18% on a non-seasonally adjusted basis. For the same period, the MSCI World Index, a market-weighted index designed to measure the equity market performance of developed markets, rose by 18.42%.

Given the continuing rally across risk assets, our focus within the Fund has switched over recent months. For much of the time since it commenced activities on December 20, 2007, the Fund has maintained a significant exposure to defensive assets. At the start of the Fund's fiscal year on November 1, 2008, the Fund had a 21% allocation to cash, which was reduced to under 6% in the first quarter of 2009. Since the early months of the recovery in markets, which started in March, we switched the Fund's equity exposure out of defensive regions and into the more cyclical regions, and over the summer we increased the Fund's overall equity exposure from 36% a year earlier, holding 44% by the end of October 2009.

Within non-equity assets the Fund has started to shift from 'nominal' to 'real' assets given the improvement in the macroeconomic environment over the last six months. As a result we reduced the Fund's exposure to investment-grade credit.

MARKET BACKGROUND

During the last months of 2008 there were numerous weak data releases across the world showing rapidly slowing manufacturing and industrial production, as well as rising unemployment. In addition, mortgage providers Fannie Mae and Freddie Mac were taken into public ownership, the investment bank Lehman Brothers filed for bankruptcy, Merrill Lynch was sold to Bank of America and the US government bailed out the insurance company AIG.

There was a general improvement in all risk asset markets from late March 2009 onwards. Given the extensive quantitative easing policies announced around the world, especially in the UK, US and Japan, many investors began to believe that markets had bottomed and risk appetite had returned.

PORTFOLIO REVIEW

At the end of the reporting period, the Fund was invested in a well-diversified mix of assets, with 44% invested in equities, 33% in fixed income, 20% in alternatives and 1% in cash. Within the alternatives exposure, we had a bias towards commodities.

Global financial markets continued to generate strong returns during the end of the period due to a combination of improving economic data, liquidity, and continued low interest rates.

The end of the period saw the Fund focused on increasing cyclicality in its portfolio. Equities, for example, was increased, fixed income was reduced and we marginally increased the Fund's alternatives exposure. This heightened equity exposure was mainly obtained through Europe, where we are most positive on Germany due to its exposure to the industrial cycle and, by extension, demand from the emerging markets. We retain the Fund's exposure to high-beta emerging markets given the strength of the liquidity theme, but some caution is warranted as markets are starting to look overheated. Consequently, our increase in equity weightings will be concentrated in the US and Europe ex UK.

The Fund's investment grade credit exposure was cut by approximately a third, in part to finance the rise in cyclical asset exposure.

We have also introduced a number of relative value trades within the Fund. In Latin America we increased the Fund's exposure to the Brazilian market, while reducing its exposure to Mexico. Mexico's fortunes are closely tied to those of the United States, whose own fundamentals remain weak, while Brazil has a broader range of trading partners benefiting in particular from commodity demand as global markets recover.

OUTLOOK

We expect the world economy to experience a mild recovery during the second half of this year, due to the turn in the inventory cycle and expansionary fiscal policy. However, we believe that growth will fade in the first half of 2010 once the impact of the inventory cycle has passed and consumer spending remains constrained by ongoing de-leveraging in the household sector and higher commodity prices.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
             THE SCHRODER MULTI-ASSET GROWTH PORTFOLIO -- INVESTOR,
                      ADVISOR, CLASS A, AND CLASS R SHARES,
        VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX,
                         AND THE CONSUMER PRICE INDEX.

                              (PERFORMANCE GRAPH)

             Schroder Multi-Asset   Schroder Multi-Asset  Schroder Multi-Asset  Schroder Multi-Asset
              Growth Portfolio,       Growth Portfolio,     Growth Portoflio,     Growth Portfolio     MSCI World  Consumer Price
               Investor Shares         Advisor Shares           A Shares              R Shares           Index          Index
            ----------------------  --------------------  --------------------  --------------------  ----------  --------------
12/20/2007           10,000                10,000                 9,550                10,000            10,000         10,000
10/31/2008            7,010                 7,000                 6,685                 6,980             6,270         10,309
10/31/2009            8,376                 8,338                 7,964                 8,300             7,425         10,290

The MSCI World Index is an unmanaged market capitalization index that is designed to measure global developed market equity performance. The Consumer Price Index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

PERFORMANCE INFORMATION

                                               One Year         Annualized
                                                Ended             Since
                                           October 31, 2009   Inception (a)
                                           ----------------   -------------
Schroder Multi-Asset Growth Portfolio --
   Investor Shares .....................        19.49%           (9.07)%
   A Shares ............................        19.13%           (9.29)%
   Advisor Shares ......................        19.11%           (9.30)%
   R Shares ............................        18.92%           (9.52)%

(a)  From commencement of Fund operations on December 20, 2007.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

                                 TOP 5 HOLDINGS

SECURITY                             % OF INVESTMENTS
--------                             ----------------
Schroder U.S. Small and
   Mid Cap Opportunities Fund              19.5%
PIMCO Commodity Real Return
   Strategy Fund                           10.1
Goldman Sachs High Yield Fund               9.9
iShares iBoxx Investment Grade
   Corporate Bond Fund                      9.5
Schroder International Diversified
   Value Fund                               7.4

SCHRODER INTERNATIONAL ALPHA FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                COMMON STOCK - 97.1%
                AUSTRALIA - 1.6%
       44,724   Australia & New Zealand Banking
                   Group (5)                                             912,048
                                                                 ---------------
                BRAZIL - 5.1%
       39,663   Itau Unibanco Holding ADR                                759,150
       43,777   Redecard                                                 643,041
       55,762   Vale ADR                                               1,421,373
                                                                 ---------------
                                                                       2,823,564
                CANADA - 3.5%
       12,665   Niko Resources                                         1,025,847
       27,114   Suncor Energy                                            900,541
                                                                 ---------------
                                                                       1,926,388
                CHINA - 6.3%
      105,600   Dongfang Electric Class H (5)                            524,621
    1,572,000   Industrial & Commercial Bank of
                   China Class H (5)                                   1,250,804
      111,000   Ping An Insurance Group of China
                   Class H (5)                                           972,866
    1,237,000   Want Want China Holdings (5)                             726,803
                                                                 ---------------
                                                                       3,475,094
                FRANCE - 8.9%
       36,460   AXA (5)                                                  906,433
       14,674   BNP Paribas (5)                                        1,105,047
       19,376   GDF Suez (5)                                             809,763
       22,706   Groupe Danone (5)                                      1,363,544
       15,045   Ipsen (5)                                                766,285
                                                                 ---------------
                                                                       4,951,072
                GERMANY - 9.7%
       11,547   Bayer (5)                                                800,840
        9,991   Linde (5)                                              1,048,237
       25,317   SAP (5)                                                1,146,315
       10,154   Siemens (5)                                              917,248
       44,976   ThyssenKrupp (5)                                       1,448,223
                                                                 ---------------
                                                                       5,360,863
                HONG KONG - 6.5%
    2,184,000   Denway Motors (5)                                      1,045,494
       75,000   Sun Hung Kai Properties (5)                            1,136,376
      115,000   Swire Pacific Class A (5)                              1,401,553
                                                                 ---------------
                                                                       3,583,423
                ISRAEL - 3.2%
      171,850   Makhteshim-Agan Industries (5)                           804,014
       18,971   Teva Pharmaceutical Industries ADR                       957,656
                                                                 ---------------
                                                                       1,761,670
                JAPAN - 15.0%
       64,800   Bridgestone (5)                                        1,069,252
       45,300   Honda Motor (5)                                        1,400,022
       64,900   Mitsubishi (5)                                         1,376,744
      157,200   Nomura Holdings (5)                                    1,108,658

    Shares                                                           Value $
-------------                                                    ---------------
      189,000   Sekisui Chemical (5)                                   1,143,873
       14,700   Unicharm (5)                                           1,409,626
       48,600   Ushio (5)                                                764,487
                                                                 ---------------
                                                                       8,272,662
                MEXICO - 1.0%
       15,720   Desarrolladora Homex ADR (1)                             559,003
                                                                 ---------------
                NETHERLANDS - 2.2%
       39,387   Unilever (5)                                           1,213,186
                                                                 ---------------
                NORWAY - 1.5%
       73,024   DnB NOR (5)                                              836,515
                                                                 ---------------
                SINGAPORE - 2.4%
       76,284   Jardine Strategic Holdings (5)                         1,324,371
                                                                 ---------------
                SPAIN - 3.4%
       66,115   Banco Bilbao Vizcaya Argentaria (5)                    1,181,371
       38,213   Gamesa Tecnologica (5)                                   698,009
                                                                 ---------------
                                                                       1,879,380
                SWITZERLAND - 11.2%
       27,254   Credit Suisse Group (5)                                1,456,922
       25,792   Novartis (5)                                           1,343,096
        7,935   Roche Holding (5)                                      1,270,893
          670   SGS (5)                                                  894,983
        5,171   Syngenta (5)                                           1,224,396
                                                                 ---------------
                                                                       6,190,290
                UNITED KINGDOM - 15.6%
      200,866   BAE Systems (5)                                        1,032,582
       80,876   BG Group (5)                                           1,391,756
       29,382   Cairn Energy (1) (5)                                   1,266,892
      183,294   Centrica (5)                                             744,422
      144,096   HSBC Holdings (5)                                      1,591,835
      141,236   Tesco (5)                                                941,458
      752,835   Vodafone Group (5)                                     1,658,660
                                                                 ---------------
                                                                       8,627,605
                                                                 ---------------
                TOTAL COMMON STOCK
                   (Cost $45,908,748)                                 53,697,134
                                                                 ---------------
                EQUITY-LINKED
                WARRANT (2) (3) - 2.2%
                INDIA - 2.2%
      148,794   Shriram Transport Finance, Expires 01/18/13
                   (Cost $1,004,104)                                   1,227,551
                                                                 ---------------
                SHORT-TERM INVESTMENT (4) - 1.5%
      798,123   JPMorgan Prime Money Market Fund, 0.110%
                   (Cost $798,123)                                       798,123
                                                                 ---------------
                TOTAL INVESTMENTS - 100.8%
                   (Cost $47,710,975)                                 55,722,808
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL ALPHA FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2009

                                                                      Value $
                                                                 ---------------
                OTHER LIABILITIES IN EXCESS
                   OF OTHER ASSETS - (0.8)%                             (427,039)
                                                                 ---------------
                NET ASSETS - 100.0%                              $    55,295,769
                                                                 ===============

(1)  Denotes non-income producing security.

(2)  Security not readily marketable.

(3) Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2009, the value of this security amounted to $1,227,551, representing 2.2% of the net assets of the Fund.

(4)  The rate shown represents the 7-day current yield as of October 31, 2009.

(5)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ADR - American Depositary Receipt

The following is a summary of inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

                                       LEVEL 1      LEVEL 2     LEVEL 3      TOTAL
                                     ----------   -----------   -------   -----------
INVESTMENTS IN SECURITIES
   Common Stock
      Australia                      $       --    $  912,048     $--     $   912,048
      Brazil                          2,823,564            --      --       2,823,564
      Canada                          1,926,388            --      --       1,926,388
      China                                  --     3,475,094      --       3,475,094
      France                                 --     4,951,072      --       4,951,072
      Germany                                --     5,360,863      --       5,360,863
      Hong Kong                              --     3,583,423      --       3,583,423
      Israel                            957,656       804,014      --       1,761,670
      Japan                                  --     8,272,662      --       8,272,662
      Mexico                            559,003            --      --         559,003
      Netherlands                            --     1,213,186      --       1,213,186
      Norway                                 --       836,515      --         836,515
      Singapore                              --     1,324,371      --       1,324,371
      Spain                                  --     1,879,380      --       1,879,380
      Switzerland                            --     6,190,290      --       6,190,290
      United Kingdom                         --     8,627,605      --       8,627,605
                                     ----------   -----------     ---     -----------
                                      6,266,611    47,430,523      --      53,697,134
   Equity Linked Warrants                    --     1,227,551      --       1,227,551
   Short-Term Investment                798,123            --      --         798,123
                                     ----------   -----------     ---     -----------
   Total Investments in Securities   $7,064,734   $48,658,074     $--     $55,722,808
                                     ==========   ===========     ===     ===========

Amounts designated as "--" are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                COMMON STOCK - 98.7%
                AUSTRALIA - 4.1%
        7,417   Aspen Group REIT (1)                                       3,362
          894   Bank of Queensland (1)                                     9,785
       10,757   Centro Retail Group REIT (1)                               1,554
       24,625   Commonwealth Property Office Fund REIT (1)                19,312
        6,998   iiNET (1)                                                 11,610
       17,112   Incitec Pivot (1)                                         39,910
       19,856   ING Office Fund REIT (1)                                  10,475
       32,610   Macquarie CountryWide Trust REIT (1)                      18,039
       11,199   Metcash (1)                                               47,077
        1,404   National Australia Bank (1)                               37,090
        6,333   Nomad Building Solutions (1)                               4,434
       10,664   Rubicon America Trust REIT (1)(2)(3)                          --
        1,055   Servcorp (1)                                               3,691
        3,507   Sonic Healthcare (1)                                      43,776
        8,328   Stockland REIT (1)                                        27,660
        5,088   Straits Resources (1)                                      7,182
        5,493   Suncorp-Metway (1)                                        42,959
       13,158   Telstra (1)                                               39,094
        3,993   Washington H Soul Pattinson (1)                           47,788
          598   Wesfarmers (1)                                            14,920
        3,794   WHK Group (1)                                              3,534
                                                                 ---------------
                                                                         433,252
                AUSTRIA - 1.4%
          722   Oesterreichische Post (1)                                 21,064
          769   OMV (1)                                                   31,678
          569   Raiffeisen International Bank Holding (1)                 33,355
        2,101   Telekom Austria (1)                                       34,404
           87   Vienna Insurance Group (1)                                 4,900
          609   Voestalpine (1)                                           20,817
                                                                 ---------------
                                                                         146,218
                BELGIUM - 1.6%
        1,112   Belgacom (1)                                              41,633
          216   Compagnie d'Entreprises CFE (1)                           12,292
          577   Compagnie Maritime Belge (1)                              17,320
          694   Delhaize Group (1)                                        47,127
          551   Econocom Group (1)                                         7,922
          791   Euronav (1)                                               15,417
          341   Mobistar (1)                                              23,417
           66   Wereldhave Belgium REIT (1)                                4,978
                                                                 ---------------
                                                                         170,106
                BERMUDA - 0.5%
        5,548   Catlin Group (1)                                          29,948
        5,248   Hiscox (1)                                                27,514
                                                                 ---------------
                                                                          57,462
                BRAZIL - 1.1%
          800   Cia de Saneamento Basico do Estado de Sao
                   Paulo ADR                                              30,816
        1,400   Cia Energetica de Minas Gerais ADR                        22,106
          900   Cremer                                                     7,157

    Shares                                                           Value $
-------------                                                    ---------------
        1,800   Grendene                                                   8,067
        1,200   Light                                                     16,543
        1,000   Tele Norte Leste Participacoes ADR                        19,060
          400   Telecomunicacoes de Sao Paulo ADR                          9,916
                                                                 ---------------
                                                                         113,665
                CANADA - 10.7%
        2,100   AGF Management Class B                                    31,301
        2,600   Alimentation Couche Tard Class B                          45,653
          900   AltaGas Income Trust                                      14,979
        2,200   Avenir Diversified Income Trust                            9,927
          981   Baytex Energy Trust                                       23,995
          400   BCE                                                        9,576
        1,300   Bell Aliant Regional Communications
                   Income Fund                                            32,335
          600   Bird Construction Income Fund                             18,064
        1,600   Bonavista Energy Trust                                    31,112
        2,000   CML Healthcare Income Fund                                24,743
        1,900   Davis & Henderson Income Fund                             25,737
          700   Empire Class A                                            27,825
          800   EnCana                                                    44,383
        1,700   Enerflex Systems Income Fund                              22,400
          682   Enerplus Resources Fund                                   14,813
          740   Enerplus Resources Fund (Canada)                          16,148
        1,942   GAZ Metro LP                                              28,731
          600   George Weston                                             30,602
        2,000   Grande Cache Coal (3)                                      6,898
        2,400   Harvest Energy Trust                                      21,925
          900   Husky Energy                                              23,717
          800   IGM Financial                                             28,516
        1,000   InnVest REIT                                               4,152
          600   Keyera Facilities Income Fund                             11,007
          600   Manitoba Telecom Services                                 17,426
        1,500   Mullen Group                                              21,706
        2,900   NAL Oil & Gas Trust                                       31,078
          200   National Bank of Canada                                   10,428
        3,700   Noranda Income Fund                                       10,606
        1,500   Northland Power Income Fund                               14,785
        4,100   Paramount Energy Trust                                    19,334
          800   Parkland Income Fund                                       8,203
        3,300   Pengrowth Energy Trust                                    31,307
        2,600   Penn West Energy Trust                                    43,153
        3,200   Peyto Energy Trust                                        35,092
        1,200   Power Corp. of Canada                                     28,294
        1,400   Rogers Communications Class B                             41,100
        1,800   Teck Resources Class B                                    52,056
        1,100   TELUS                                                     34,571
        1,400   TMX Group                                                 37,541
          700   Toronto-Dominion Bank                                     39,922
        2,300   Total Energy Services                                      9,868
          300   TransCanada                                                9,198
        1,400   TransForce                                                 9,541
        2,600   Trilogy Energy Trust                                      18,937
          900   Vicwest Income Fund                                       11,900

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
        4,800   Yellow Pages Income Fund                                  23,789
        1,100   Zargon Energy Trust                                       18,389
                                                                 ---------------
                                                                       1,126,763
                CHILE - 0.4%
       45,416   Enersis                                                   16,140
       19,905   Inversiones Aguas Metropolitanas                          23,517
       73,050   Madeco                                                     4,749
                                                                 ---------------
                                                                          44,406
                CHINA - 0.4%
       10,000   Great Wall Technology (1)                                  3,132
        8,000   Harbin Power Equipment (1)                                 7,432
       20,000   Pacific Textile Holdings (1)                               9,834
       24,000   People's Food Holdings (1)                                11,320
       30,000   Sinotrans (1)                                              7,864
        4,500   Weiqiao Textile Class H (1)                                3,140
                                                                 ---------------
                                                                          42,722
                CZECH REPUBLIC - 0.3%
        1,215   Telefonica O2 Czech Republic (1)                          28,670
                                                                 ---------------
                DENMARK - 0.3%
          894   D/S Norden (1)                                            33,498
                                                                 ---------------
                FINLAND - 2.3%
        1,726   Elisa (1)                                                 33,414
          809   Kesko B Shares (1)                                        26,913
        1,675   Metso (1)(3)                                              46,756
        1,995   Orion (1)                                                 37,897
        4,108   Pohjola Bank Class A (1)                                  45,632
          667   Sampo (1)                                                 15,959
        1,146   Wartsila (1)                                              41,471
                                                                 ---------------
                                                                         248,042
                FRANCE - 8.1%
        2,182   ABC Arbitrage (1)                                         21,211
        1,609   AXA (1)                                                   40,001
          588   Bouygues (1)                                              27,680
          972   Carrefour (1)                                             41,706
          455   Casino Guichard Perrachon (1)                             36,142
          202   Cegid Group (1)                                            4,697
          550   Cie de Saint-Gobain (1)                                   26,792
          243   Ciments Francais (1)                                      26,472
          384   CNP Assurances (1)                                        37,093
        1,628   Credit Agricole (1)                                       31,173
          155   Esso Francaise (1)                                        21,212
           74   Fonciere Des Regions REIT (1)                              8,153
        1,593   France Telecom (1)                                        39,458
          374   Gecina REIT (1)                                           39,772
        1,186   Generale de Sante (1)                                     24,041
          893   Nexity (1)                                                33,208
          138   Plastic Omnium (1)                                         3,933
          394   PPR (1)                                                   42,924
          597   Rallye (1)                                                20,262
          613   Sanofi-Aventis (1)                                        44,918

    Shares                                                           Value $
-------------                                                    ---------------
          331   Schneider Electric (1)                                    34,408
        1,668   SCOR (1)                                                  42,436
          386   Sword Group (1)                                           13,370
          715   Total (1)                                                 42,770
          108   Total Gabon (1)                                           44,436
          275   Vallourec (1)                                             43,282
          434   Vinci (1)                                                 22,641
        1,676   Vivendi (1)                                               46,479
                                                                 ---------------
                                                                         860,670
                GERMANY - 4.2%
          367   Allianz (1)                                               42,051
          924   Aurubis (1)                                               36,800
          730   BASF (1)                                                  39,062
          300   Bechtle (1)                                                7,125
        1,067   Deutsche Lufthansa (1)                                    16,470
        2,063   Deutsche Telekom (1)                                      28,181
          174   EnBW Energie Baden-Wuerttemberg (1)                       10,357
          288   Generali Deutschland Holding (1)                          27,321
          455   Indus Holding (1)                                          7,799
           12   KSB (1)                                                    6,768
          487   Metro (1)                                                 27,020
          725   MTU Aero Engines Holding (1)                              32,933
          224   Muenchener Rueckversicherungs (1)                         35,427
          476   RWE (1)                                                   41,736
          426   Sixt (1)                                                  11,847
        1,197   SQS Software Quality Systems (1)                           3,864
          705   Stada Arzneimittel (1)                                    18,887
          691   ThyssenKrupp (1)                                          22,250
          493   Wincor Nixdorf (1)                                        28,815
                                                                 ---------------
                                                                         444,713
                GREECE - 1.2%
        1,341   Eurobank Properties Real Estate
                   Investment (1)                                         16,864
        2,684   Hellenic Petroleum (1)                                    32,522
        1,775   Hellenic Telecommunications Organization (1)              29,846
        1,842   OPAP (1)                                                  46,870
                                                                 ---------------
                                                                         126,102
                GUERNSEY - 0.0%
        3,969   IRP Property Investments Limited (1)                       5,073
                                                                 ---------------
                HONG KONG - 1.9%
       28,000   Champion REIT (1)                                         11,786
      133,644   Champion Technology Holdings (1)                           4,426
        8,000   China Pharmaceutical Group (1)                             4,491
       16,000   China Ting Group Holdings (1)                              2,416
        4,000   Chow Sang Sang Holding (1)                                 3,964
       13,000   Goldlion Holdings (1)                                      3,307
        9,000   Great Eagle Holdings (1)                                  23,743
       57,000   GZI Real Estate Investment Trust (1)                      21,852
       22,000   Lerado Group Holdings (1)                                  2,176
       10,000   Luk Fook Holdings International (1)                        5,795

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
       28,000   Norstar Founders Group (1)(2)                                 --
       53,000   Pacific Andes International Holdings (1)                   8,848
        2,781   Prosperity Minerals Holdings                               3,034
       26,000   Public Financial Holdings (1)                             13,423
       82,000   Silver Grant International (1)                            18,572
       30,000   SIM Technology Group (1)                                   4,919
       21,000   Sunlight REIT (1)                                          5,086
       15,000   TAI Cheung Holdings (1)                                    8,367
       34,000   Texwinca Holdings (1)                                     28,850
        7,200   Transport International Holdings (1)                      20,356
                                                                 ---------------
                                                                         195,411
                HUNGARY - 0.4%
        8,579   Magyar Telekom Telecommunications (1)                     37,025
                                                                 ---------------
                INDONESIA - 0.2%
        5,500   Indo Tambangraya Megah (1)                                12,839
       25,000   Medco Energi Internasional (1)                             6,994
                                                                 ---------------
                                                                          19,833
                IRELAND - 0.7%
        3,548   Anglo Irish Bank (1)(2)                                       --
        1,709   DCC (1)                                                   44,799
        7,529   United Drug (1)                                           24,802
                                                                 ---------------
                                                                          69,601
                ISRAEL - 1.1%
       15,496   Bezeq Israeli Telecommunication (1)                       34,617
        1,094   Cellcom Israel (1)                                        32,606
          206   IDB Holding (1)                                            4,855
        9,003   Israel Discount Bank Class A (1)(3)                       17,203
        1,213   Partner Communications (1)                                23,023
                                                                 ---------------
                                                                         112,304
                ITALY - 3.5%
        2,010   ACEA (1)                                                  23,505
       15,636   Banca Monte dei Paschi di Siena (1)                       29,699
        2,114   Banca Popolare dell'Emilia Romagna (1)                    28,733
          725   Banco di Sardegna (1)                                     11,094
        3,327   BasicNet (1)                                               8,893
        1,551   Buzzi Unicem (1)                                          26,012
        2,182   Caltagirone (1)                                            7,984
        1,487   ENI (1)                                                   36,815
        1,078   Fondiaria-Sai (1)                                         19,640
        7,162   Intek (1)                                                  3,340
        1,668   Maire Tecnimont (1)                                        6,908
        2,841   MARR (1)                                                  24,948
        2,974   Mediaset (1)                                              19,305
        2,381   Milano Assicurazioni (1)                                   7,831
        6,967   Parmalat (1)                                              19,302
        1,256   Piccolo Credito Valtellinese Scarl (1)                    11,538
        5,297   Recordati (1)                                             41,080
       19,714   Telecom Italia (1)                                        31,307
          935   Unione di Banche Italiane (1)                             13,351
                                                                 ---------------
                                                                         371,285

    Shares                                                           Value $
-------------                                                    ---------------
                JAPAN - 18.1%
        3,100   Aeon Credit Service (1)                                   29,865
        3,300   Airport Facilities (1)                                    19,496
          200   Alconix (1)                                                9,557
        4,000   Ando (1)                                                   5,285
        1,800   Aoyama Trading (1)                                        28,863
        1,500   Arcs (1)                                                  22,049
            6   Asax (1)                                                   5,012
        1,300   Astellas Pharma (1)                                       47,900
        2,500   Century Tokyo Leasing (1)                                 27,945
        1,300   Charle (1)                                                 4,702
        2,000   Chubu Shiryo (1)                                          18,619
        1,600   Chubu Steel Plate (1)                                     10,290
        3,000   COMSYS Holdings (1)                                       29,668
          700   Cosmos Pharmaceutical (1)                                 18,023
          700   Create SD Holdings (1)                                    16,053
            3   DA Office Investment REIT (1)                              8,287
        1,000   Daifuku (1)                                                6,196
        2,000   Daiichi Jitsugyo (1)                                       5,758
          400   Daiichikosho (1)                                           4,640
          300   Daikoku Denki (1)                                          5,951
        7,000   Daishi Bank (1)                                           25,515
        3,000   Daiwa Industries (1)                                      15,659
        1,400   DTS (1)                                                   12,040
        1,100   Eisai (1)                                                 39,085
          800   Electric Power Development (1)                            24,681
          400   Elematec (1)                                               4,072
          700   Excel (1)                                                  8,371
          600   Fuji (1)                                                   2,407
          600   Fuji Electronics (1)                                       5,202
            5   Fujishoji (1)                                              6,535
        5,000   Fujitsu (1)                                               29,462
          800   Fukuda Denshi (1)                                         20,861
        1,200   Furusato Industries (1)                                    7,241
          800   Himawari Holdings (1)                                      3,905
        2,800   Hitachi Capital (1)                                       35,595
        2,000   Hosiden (1)                                               24,235
        1,900   IT Holdings (1)                                           23,430
            5   ITC Networks (1)                                          11,649
        4,000   ITOCHU (1)                                                25,299
        1,600   Itochu Enex (1)                                            8,220
            4   Japan Excellent (1)                                       18,788
            3   Japan Hotel and Resort REIT (1)                            4,258
            4   JAPAN OFFICE Investment REIT (1)                           4,196
            9   Japan Prime Realty Investment REIT Class A (1)            19,612
            4   Japan Retail Fund Investment REIT (1)                     18,817
        1,000   JBCC Holdings (1)                                          6,874
        6,000   JFE Shoji Holdings (1)                                    21,722
            4   Joint REIT Investment (1)                                  8,670
        2,000   Kagoshima Bank (1)                                        14,778
        5,000   Kandenko (1)                                              30,857
        2,000   Kasumi (1)                                                 9,942

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
        2,000   Katakura Chikkarin (1)                                     6,205
        1,300   Kato Sangyo (1)                                           22,450
        2,000   Kawasumi Laboratories (1)                                 13,988
            9   KDDI (1)                                                  47,796
        2,000   Kogi (1)                                                   2,667
        2,000   Kyowa Exeo (1)                                            18,329
            4   LaSalle Japan REIT (1)                                     5,370
        6,000   Lion (1)                                                  29,937
        5,000   Marubeni (1)                                              24,753
        1,000   Megachips (1)                                             16,570
        3,000   Meisei Industrial (1)                                      6,720
            4   MID REIT (1)                                               9,012
        1,100   Mitsubishi (1)                                            23,335
        2,000   Mitsui (1)                                                26,282
           44   Mitsui Knowledge Industry (1)                              7,398
           15   Money Partners Group (1)                                   6,851
          600   Muto Seiko (1)                                             5,995
        3,000   Nakayama Steel Works (1)                                   4,570
        1,000   Namura Shipbuilding (1)                                    5,794
          600   NEC Mobiling (1)                                          16,359
        1,100   NEC Networks & System Integration (1)                     13,374
        8,000   Nichirei (1)                                              29,733
        5,000   Nihon Spindle Manufacturing (1)                            7,440
        4,000   Nippon Mining Holdings (1)                                17,856
        3,000   Nippon Oil (1)                                            14,792
            5   Nippon Residential Investment REIT (1)                    13,213
        5,000   Nippon Steel Trading (1)                                   8,503
        1,200   Nippon Telegraph & Telephone (1)                          49,545
        1,000   Nisshin Oillio Group (1)                                   5,273
           33   NTT DoCoMo (1)                                            47,888
          600   Okabe (1)                                                  2,128
            7   Okinawa Cellular Telephone (1)                            13,257
          800   Ono Pharmaceutical (1)                                    38,005
       13,000   Osaka Gas (1)                                             43,538
          400   Osaka Steel (1)                                            7,394
           22   Pacific Golf Group International Holdings (1)             15,100
        1,100   Ryosan (1)                                                26,282
        3,000   San-Ai Oil (1)                                            15,445
        2,000   San-In Godo Bank (1)                                      17,401
          700   Sanshin Electronics (1)                                    5,518
        1,000   Sekisui Jushi (1)                                          8,062
        2,200   Seven & I Holdings (1)                                    48,192
        1,800   Shinko Plantech (1)                                       18,404
        2,600   Shinnihon (1)                                              4,682
        4,000   Shinsho (1)                                                6,630
        3,000   Showa Sangyo(1)                                           10,034
          700   Siix (1)                                                   7,687
        2,100   Sojitz (1)                                                 3,879
        1,100   Sorun (1)                                                  5,565
        1,100   SRA Holdings (1)                                           9,671
           12   SRI Sports (1)                                            11,024
        3,900   Sumitomo (1)                                              37,883

    Shares                                                           Value $
-------------                                                    ---------------
        1,200   Takeda Pharmaceutical (1)                                 48,022
          570   Token (1)                                                 17,987
        3,000   Tokyo Tekko (1)                                            9,779
            5   Tokyu REIT (1)                                            25,146
        2,000   TonenGeneral Sekiyu (1)                                   18,262
        1,200   Toyota Tsusho (1)                                         17,168
           90   UKC Holdings                                               1,301
        4,000   UNY (1)                                                   29,729
        1,700   Utoc (1)                                                   4,718
        2,000   Valor (1)                                                 17,171
        1,500   Yamato Kogyo (1)                                          45,042
                                                                 ---------------
                                                                       1,914,241
                LIECHTENSTEIN - 0.1%
          225   Liechtenstein Landesbank (1)                              14,695
                                                                 ---------------
                MALAYSIA - 1.0%
       15,400   Affin Holdings (1)                                         9,157
        9,400   Hong Leong Financial Group (1)                            17,019
       21,670   Multi-Purpose Holdings (1)                                11,747
        1,418   OSK Property Holdings (1)                                    232
        7,600   Petronas Dagangan (1)                                     19,785
       11,200   RHB Capital (1)                                           17,584
        8,600   TAN Chong Motor Holdings (1)                               5,664
       23,500   Telekom Malaysia (1)                                      20,668
        5,800   YTL Power International (1)                                3,647
                                                                 ---------------
                                                                         105,503
                MALTA - 0.0%
       22,416   BGP Holdings (1)(2)(3)                                        --
                                                                 ---------------
                MEXICO - 0.1%
          900   Telefonos de Mexico ADR                                   14,949
                                                                 ---------------
                NETHERLANDS - 3.7%
          371   Accell Group (1)                                          18,071
           85   Corio REIT (1)                                             5,762
        1,291   European Aeronautic Defence and Space (1)                 24,166
          695   Heineken Holding (1)                                      27,029
          999   Koninklijke Boskalis Westminster (1)                      35,050
          779   Koninklijke DSM (1)                                       34,119
        2,616   Koninklijke KPN (1)                                       47,433
          784   Nutreco Holding (1)                                       39,559
          566   OCE (1)                                                    3,578
        1,022   Royal Dutch Shell (1)                                     30,290
        1,363   Royal Dutch Shell A Shares (1)                            40,229
          982   Royal Dutch Shell B Shares (1)                            28,261
          849   Sligro Food Group (1)                                     26,149
          446   Vastned Offices/Industrial REIT (1)                        7,729
          235   Vastned Retail REIT (1)                                   15,666
          105   Wereldhave REIT (1)                                       10,247
                                                                 ---------------
                                                                         393,338

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                NEW ZEALAND - 0.4%
       13,956   Air New Zealand (1)                                       12,930
        8,052   ING Property Trust REIT (1)                                4,537
       13,558   Telecom Corp. of New Zealand (1)                          24,464
                                                                 ---------------
                                                                          41,931
                NORWAY - 1.7%
          100   Bonheur (1)                                                3,088
          500   Farstad Shipping (1)                                      11,598
        1,000   Fred Olsen Energy (1)                                     38,603
        2,880   SpareBank 1 SMN (1)                                       25,304
        1,039   Sparebank 1 SR Bank (1)                                    8,179
          350   Sparebanken More (1)                                      13,000
        1,607   StatoilHydro (1)                                          37,867
        1,400   Veidekke (1)                                              10,720
          900   Yara International (1)                                    29,751
                                                                 ---------------
                                                                         178,110
                PHILIPPINES - 0.6%
        1,710   Globe Telecom (1)                                         32,934
       17,000   Metropolitan Bank & Trust (1)                             14,446
          300   Philippine Long Distance Telephone ADR                    15,990
        4,300   Union Bank of Philippines (1)                              3,104
                                                                 ---------------
                                                                          66,474
                POLAND - 0.5%
        1,297   KGHM Polska Miedz (1)                                     43,660
        2,065   Telekomunikacja Polska (1)                                12,119
                                                                 ---------------
                                                                          55,779
                PORTUGAL - 0.6%
        2,426   Banco Espirito Santo (1)                                  17,899
        3,852   Portugal Telecom (1)                                      44,014
                                                                 ---------------
                                                                          61,913
                RUSSIA - 0.3%
          700   Mobile Telesystems ADR                                    31,710
                                                                 ---------------
                SINGAPORE - 1.5%
       17,000   Beyonics Technology (1)                                    2,328
       24,000   Boustead Singapore (1)                                    12,515
        8,000   CapitaCommercial Trust REIT (1)                            6,015
       25,000   CSE Global (1)                                            14,109
       36,000   Frasers Commercial Trust REIT (1)                          3,683
       18,000   Hi-P International (1)                                     8,840
       18,000   Jurong Technologies Industrial (1)(2)                         --
       18,800   MobileOne (1)                                             23,259
       18,000   SembCorp Industries (1)                                   42,415
       23,000   StarHub (1)                                               30,802
        9,000   UOB-Kay Hian Holdings (1)                                  9,269
                                                                 ---------------
                                                                         153,235
                SOUTH AFRICA - 0.5%
        2,991   Grindrod (1)                                               6,919
        1,836   Massmart Holdings (1)                                     21,348
        7,670   Metorex (1)(3)                                             3,090

    Shares                                                           Value $
-------------                                                    ---------------
          129   Palabora Mining (1)                                        1,705
        3,729   Pick'n Pay Holdings (1)                                    8,518
        1,221   Spar Group (1)                                            10,837
                                                                 ---------------
                                                                          52,417
                SOUTH KOREA - 1.5%
          860   Daesang Holdings (1)                                       2,494
          710   Daewoo Shipbuilding & Marine Engineering (1)               9,309
          840   Daishin Securities (1)                                    10,492
          120   Dongwon F&B (1)                                            4,355
          310   Global & Yuasa Battery (1)                                 5,230
        1,530   Hanil E-Wha (1)                                            4,730
          490   Hanyang Securities (1)                                     4,248
          210   Husteel (1)                                                2,657
          134   Hyundai Mipo Dockyard (1)                                 11,004
        1,000   INFAC (1)                                                  1,385
          160   INTOPS (1)                                                 2,299
          450   ISU Chemical (1)                                           5,297
        2,610   IsuPetasys (1)                                             3,554
          530   Jinheung Mutual Savings Bank (1)                           1,895
          190   Kolon Engineering & Construction (1)                       1,007
          190   Kyeryong Construction Industrial (1)                       3,528
          586   LG (1)                                                    33,091
           60   Nexen (1)                                                  1,928
           86   Nong Shim Holdings (1)                                     5,041
          390   Poongsan Holdings (1)                                      6,847
          210   Pusan City Gas (1)                                         3,946
          100   SeAH Steel (1)                                             2,837
        1,100   SK Telecom ADR                                            18,381
          789   Sungwoo Hitech (1)                                         6,481
          240   Youngone Holdings (1)                                      4,911
                                                                 ---------------
                                                                         156,947
                SPAIN - 3.1%
        2,619   Almirall (1)                                              34,593
        2,679   Banco Bilbao Vizcaya Argentaria (1)                       47,869
          135   Bolsas y Mercados Espanoles (1)                            4,499
          825   Caja de Ahorros del Mediterraneo (1)                       7,057
          247   Cementos Portland Valderrivas (1)                         11,408
        6,042   Criteria Caixacorp (1)                                    29,443
        2,086   Iberdrola (1)                                             18,889
        9,049   Mapfre (1)                                                38,764
          540   Miquel y Costas & Miquel (1)                              11,629
        1,766   Repsol (1)                                                46,996
          762   Sociedad General de Aguas de Barcelona (1)                22,057
        1,685   Telefonica (1)                                            47,039
        1,350   Tubos Reunidos (1)                                         4,130
                                                                 ---------------
                                                                         324,373
                SWEDEN - 2.3%
          400   AddTech (1)                                                5,754
        1,104   Axfood (1)                                                32,938
        1,000   D Carnegie (1)(2)(3)                                          --
          846   Fabege (1)                                                 4,911

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
        1,300   NCC B Shares (1)                                          19,638
        2,264   Nordea Bank (1)                                           24,298
        5,376   Peab (1)                                                  33,682
          600   Ratos Class B Shares (1)                                  13,954
        2,055   Securitas Class B (1)                                     19,172
        1,900   Svenska Cellulosa B Shares (1)                            26,106
          676   Svenska Handelsbanken A Shares (1)                        17,468
        6,695   TeliaSonera (1)                                           44,371
                                                                 ---------------
                                                                         242,292
                SWITZERLAND - 3.4%
          408   Baloise Holding (1)                                       34,934
           71   Banque Cantonale Vaudoise (1)                             26,743
          144   Bellevue Group (1)                                         5,855
          187   Compagnie Financiere Tradition (1)                        23,191
          105   Galenica (1)                                              36,180
          541   Gottex Fund Management Holdings (1)                        4,754
          101   Helvetia Holding (1)                                      32,203
          908   Novartis (1)                                              47,283
          193   Roche Holding (1)                                         30,911
          452   Sulzer (1)                                                35,193
           77   Swisscom (1)                                              27,791
           98   Valora Holding (1)                                        23,366
          149   Zurich Financial Services (1)                             34,120
                                                                 ---------------
                                                                         362,524
                TAIWAN - 2.3%
        4,000   Acer (1)                                                   9,398
        6,000   Altek (1)                                                 10,132
       10,599   AmTRAN Technology (1)                                     10,040
        7,000   Audix (1)                                                  4,225
        1,944   Chunghwa Telecom ADR                                      33,787
       11,000   Eternal Chemical (1)                                      10,160
        6,000   Feng TAY Enterprise (1)                                    4,939
       21,505   Inventec (1)                                              11,857
        5,000   MIN AIK Technology (1)                                     5,539
        3,150   Promate Electronic (1)                                     1,978
       16,907   Quanta Computer (1)                                       31,878
        5,000   Shih Wei Navigation (1)                                    6,823
       25,130   Sinon (1)                                                  9,919
       54,000   Taiwan Cooperative Bank (1)                               31,758
        4,000   Taiwan Navigation (1)                                      5,379
       10,000   Taiwan Sogo Shin Kong SEC (1)                              6,417
        6,000   Ttet Union (1)                                             6,789
        6,000   U-Ming Marine Transport (1)                               10,847
        8,000   Weikeng Industrial (1)                                     4,437
       11,000   Wistron (1)                                               18,354
        5,000   Yufo Electronics (1)                                       5,606
                                                                 ---------------
                                                                         240,262
                THAILAND - 1.0%
       18,400   Bangchak Petroleum (1)                                     7,528
        5,100   Bangkok Bank (1)                                          17,118
        9,000   Bangkok Expressway (1)                                     4,931
       57,300   Charoen Pokphand Foods (1)                                16,457
        8,000   Hana Microelectronics (1)                                  4,428

    Shares                                                           Value $
-------------                                                    ---------------
        7,300   Kiatnakin Bank (1)                                         5,482
       25,300   Lanna Resources (1)                                       11,125
       45,800   MCS Steel (1)                                              5,386
        5,100   Precious Shipping (1)                                      2,789
       18,400   Property Perfect (1)                                       2,186
       14,800   SC Asset (1)                                               5,015
          700   Siam Makro (1)                                             1,665
       11,800   Thai Plastic & Chemical (1)                                6,407
       15,600   Thai Union Frozen Products (1)                            12,897
        5,900   Thanachart Capital (1)                                     3,446
                                                                 ---------------
                                                                         106,860
                TURKEY - 0.4%
        3,685   Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (1)              5,616
          572   Tupras Turkiye Petrol Rafine (1)                           9,823
        6,429   Turk Hava Yollari (1)                                     17,945
        4,390   Turk Telekomunikasyon (1)                                 13,323
                                                                 ---------------
                                                                          46,707
                UNITED KINGDOM - 11.2%
        4,080   Anglo Pacific Group (1)                                   13,831
        2,043   Arriva (1)                                                14,719
        1,047   AstraZeneca (1)                                           46,988
        3,019   Atkins WS (1)                                             27,915
        7,289   Aviva (1)                                                 45,567
        6,218   BAE Systems (1)                                           31,965
        6,278   Balfour Beatty (1)                                        27,285
        6,061   Beazley (1)                                               10,632
        3,157   BP (1)                                                    29,574
        7,320   Brit Insurance Holdings (1)                               24,922
          920   British Polythene Industries (1)                           3,565
        5,517   Britvic (1)                                               31,540
       15,076   Chaucer Holdings (1)                                      11,400
        4,149   Chesnara (1)                                              12,389
        3,419   Chime Communications (1)                                  10,928
        5,828   Cineworld Group (1)                                       15,059
        1,022   Clarkson (1)                                              13,824
        4,409   Computacenter (1)                                         20,422
        5,308   Davis Service Group (1)                                   36,359
        6,719   Delta (1)                                                 18,395
       11,800   Dimension Data Holdings (1)                               13,707
        3,775   Drax Group (1)                                            28,713
        5,794   DS Smith (1)                                              11,062
       11,520   Ennstone (1)(2)                                               --
        2,304   Euromoney Institutional Investor (1)                      14,349
        7,196   Filtrona (1)                                              19,703
        5,307   Game Group (1)                                            12,874
        2,359   GlaxoSmithKline (1)                                       48,376
        1,176   Hallin Marine Subsea International (1)                     2,210
        2,958   Hays (1)                                                   4,737
        2,169   Hill & Smith Holdings (1)                                 11,730
        7,884   Home Retail Group (1)                                     37,515
        1,649   Interior Services Group (1)                                5,031
        7,273   International Power (1)                                   30,187

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
        2,521   Interserve (1)                                             9,619
        4,831   J Sainsbury (1)                                           26,064
        1,407   Keller Group (1)                                          16,458
       19,526   Legal & General Group (1)                                 25,048
        7,478   Man Group (1)                                             37,807
        4,780   Marks & Spencer Group (1)                                 26,765
        5,682   Marston's (1)                                              8,063
        2,042   Pearson (1)                                               27,749
        5,002   Prudential (1)                                            45,422
        8,612   QinetiQ Group (1)                                         23,140
        3,473   Raymarine                                                    627
        1,789   Robert Wiseman Dairies (1)                                13,098
       12,716   RSA Insurance Group (1)                                   25,191
        3,427   Severfield-Rowen (1)                                       9,264
        1,976   Spectris (1)                                              21,923
        2,786   Sthree (1)                                                11,473
        4,400   Tanjong (1)                                               19,483
        5,532   Tate & Lyle (1)                                           40,714
        7,488   Tesco (1)                                                 49,914
        3,038   TT electronics (1)                                         3,621
       11,512   Vodafone Group (1)                                        25,363
        2,971   WPP (1)                                                   26,618
        1,140   WSP Group (1)                                              5,586
                                                                 ---------------
                                                                       1,186,483
                                                                 ---------------
                TOTAL COMMON STOCK
                   (Cost $10,309,135)                                 10,437,564
                                                                 ---------------
                PREFERRED STOCK - 0.8%
                BRAZIL - 0.2%
          400   Banco Pine                                                 2,347
          300   Cia Energetica do Ceara Class A                            4,695
          920   Eletropaulo Metropolitana Eletricidade
                   de Sao Paulo Class B                                   17,365
                                                                 ---------------
                                                                          24,407
                GERMANY - 0.6%
          483   Fresenius (1)                                             28,050
          305   Volkswagen (1)                                            30,375
                                                                 ---------------
                                                                          58,425
                                                                 ---------------
                TOTAL PREFERRED STOCK
                   (Cost $78,213)                                         82,832
                                                                 ---------------
                RIGHTS - 0.0%
                BELGIUM - 0.0%
        1,604   Fortis, Expires 07/01/14 (1)(2)(3)                            --
                                                                 ---------------
                NORWAY - 0.0%
          109   Sparebank 1 SR Bank (1)(3)                                   198
                                                                 ---------------
                TOTAL RIGHTS
                   (Cost $ --)                                               198
                                                                 ---------------

    Shares                                                           Value $
-------------                                                    ---------------
                WARRANTS - 0.0%
                ITALY - 0.0%
        2,105   Mediobanca, Expires 03/20/11 (2)(3)                           --
          935   Unione di Banche Italiane, Expires
                   06/30/11 (3)                                               88
                                                                 ---------------
                TOTAL WARRANTS
                   (Cost $ --)                                                88
                                                                 ---------------
                SHORT-TERM INVESTMENT (4) - 0.1%
        4,098   JPMorgan Prime Money Market Fund, 0.110%
                   (Cost $4,098)                                           4,098
                                                                 ---------------
                TOTAL INVESTMENTS - 99.6%
                   (Cost $10,391,446)                                 10,524,780
                                                                 ---------------
                OTHER ASSETS LESS
                LIABILITIES - 0.4%                                        46,958
                                                                 ---------------
                NET ASSETS - 100.0%                              $    10,571,738
                                                                 ===============

(1)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(2) Security considered illiquid. On October 31, 2009 the value of these securities amounted to $0 representing less than 0.1% of the net assets of the Fund.

(3)  Denotes non-income producing security.

(4)  The rate shown represents the 7-day current yield as of October 31, 2009.

ADR  - American Depositary Receipt

LP   - Limited Partnership

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHRODER INTERNATIONAL DIVERSIFIED VALUE FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2009

The following is a summary of inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

                                    LEVEL 1      LEVEL 2    LEVEL 3      TOTAL
                                  ----------   ----------   -------   -----------
INVESTMENTS IN SECURITIES
   Common Stock
      Australia                   $       --   $  433,252     $--     $   433,252
      Austria                             --      146,218      --         146,218
      Belgium                             --      170,106      --         170,106
      Bermuda                             --       57,462      --          57,462
      Brazil                         113,665           --      --         113,665
      Canada                       1,126,763           --      --       1,126,763
      Chile                           44,406           --      --          44,406
      China                               --       42,722      --          42,722
      Czech Republic                      --       28,670      --          28,670
      Denmark                             --       33,498      --          33,498
      Finland                             --      248,042      --         248,042
      France                              --      860,670      --         860,670
      Germany                             --      444,713      --         444,713
      Greece                              --      126,102      --         126,102
      Guernsey                            --        5,073      --           5,073
      Hong Kong                        3,034      192,377      --         195,411
      Hungary                             --       37,025      --          37,025
      Indonesia                           --       19,833      --          19,833
      Ireland                             --       69,601      --          69,601
      Israel                              --      112,304      --         112,304
      Italy                               --      371,285      --         371,285
      Japan                            1,301    1,912,940      --       1,914,241
      Liechtenstein                       --       14,695      --          14,695
      Malaysia                            --      105,503      --         105,503
      Malta                               --           --      --              --
      Mexico                          14,949           --      --          14,949
      Netherlands                         --      393,338      --         393,338
      New Zealand                         --       41,931      --          41,931
      Norway                              --      178,110      --         178,110
      Phillippines                    15,990       50,484      --          66,474
      Poland                              --       55,779      --          55,779
      Portugal                            --       61,913      --          61,913
      Russia                          31,710           --      --          31,710
      Singapore                           --      153,235      --         153,235
      South Africa                        --       52,417      --          52,417
      South Korea                     18,381      138,566      --         156,947
      Spain                               --      324,373      --         324,373
      Sweden                              --      242,292      --         242,292
      Switzerland                         --      362,524      --         362,524
      Taiwan                          33,787      206,475      --         240,262
      Thailand                            --      106,860      --         106,860
      Turkey                              --       46,707      --          46,707
      United Kingdom                     627    1,185,856      --       1,186,483
                                  ----------   ----------     ---     -----------
                                   1,404,613    9,032,951      --      10,437,564
                                  ----------   ----------     ---     -----------
   Preferred Stock
      Brazil                          24,407           --      --          24,407
      Germany                             --       58,425      --          58,425
                                  ----------   ----------     ---     -----------
                                      24,407       58,425      --          82,832
   Rights
      Belgium                             --           --      --              --
      Norway                              --          198      --             198
                                  ----------   ----------     ---     -----------
                                          --          198      --             198
   Warrants
      Italy                               88           --      --              88
                                  ----------   ----------     ---     -----------
   Short-Term Investment               4,098           --      --           4,098
                                  ----------   ----------     ---     -----------
   Total Investments in
      Securities                  $1,433,206   $9,091,574     $--     $10,524,780
                                  ==========   ==========     ===     ===========

Amounts designated as "--" are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                COMMON STOCK - 90.2%
                BRAZIL - 9.6%
       18,900   All America Latina Logistica                             138,811
        4,371   B2W Cia Global Do Varejo                                 126,773
       28,499   Banco Bradesco ADR                                       561,430
       36,900   BM&FBOVESPA                                              237,895
        5,104   BRF-Brasil Foods (1)                                     123,128
          400   BRF-Brasil Foods ADR (1)                                  19,348
        5,100   Cia Brasileira de Distribuicao Grupo
                   Pao de Acucar ADR                                     308,499
        8,000   Cia Siderurgica Nacional ADR                             265,280
       49,369   Itau Unibanco Holding ADR                                944,923
          200   OGX Petroleo e Gas Participacoes                         161,318
       24,800   PDG Realty Empreendimentos e
                   Participacoes                                         207,077
       23,000   Petroleo Brasileiro                                      529,111
        3,000   Petroleo Brasileiro ADR                                  138,660
       10,600   Tele Norte Leste Participacoes ADR                       202,036
        1,300   Vale                                                      33,045
       13,900   Vale ADR                                                 354,311
        8,642   Vivo Participacoes ADR                                   209,568
                                                                 ---------------
                                                                       4,561,213
                CHINA - 13.7%
    1,570,000   Bank of China Class H (2)                                910,814
      101,000   China Coal Energy Class H (2)                            140,523
    1,363,000   China Construction Bank Class H (2)                    1,175,176
      201,000   China Life Insurance Class H (2)                         924,237
      472,000   China Shanshui Cement Group (2)                          337,065
      163,500   China Shenhua Energy Class H (2)                         733,534
      440,000   China Shipping Container Lines (2)                       157,478
      169,000   Golden Eagle Retail Group (2)                            290,689
      215,000   Hidili Industry International
                   Development (2)                                       220,037
      453,000   Industrial & Commercial Bank of
                   China Class H (2)                                     360,441
       70,000   Jiangsu Expressway Class H (2)                            62,255
      218,000   PetroChina Class H (2)                                   262,336
       72,000   Ping An Insurance Group of China
                   Class H (2)                                           631,048
       42,207   Shanghai Lujiazui Finance & Trade
                   Zone Development Class B (2)                           78,774
       13,000   Tencent Holdings (2)                                     226,381
                                                                 ---------------
                                                                       6,510,788
                CZECH REPUBLIC - 0.4%
        1,000   Komercni Banka (2)                                       196,399
                                                                 ---------------
                EGYPT - 0.5%
        5,135   Commercial International Bank (2)                         52,931
        2,185   Orascom Construction Industries (2)                      103,329
       77,930   Talaat Moustafa Group (1)(2)                             103,434
                                                                 ---------------
                                                                         259,694

    Shares                                                           Value $
-------------                                                    ---------------
                HONG KONG - 6.4%
       53,000   Beijing Enterprises Holdings (2)                         317,280
      121,000   China Mengniu Dairy (2)                                  339,055
       64,000   China Merchants Holdings
                   International (2)                                     204,134
       42,000   China Mobile (2)                                         393,756
        2,400   China Mobile ADR                                         112,152
      266,000   China Unicom Hong Kong (2)                               338,244
      635,000   CNOOC (2)                                                951,073
      771,140   Franshion Properties China (2)                           215,637
       40,000   Shanghai Industrial Holdings (2)                         187,924
                                                                 ---------------
                                                                       3,059,255
                HUNGARY - 2.2%
       71,376   Magyar Telekom Telecommunications (2)                    308,042
        1,905   MOL Hungarian Oil & Gas (2)                              159,322
       19,921   OTP Bank (2)                                             560,767
                                                                 ---------------
                                                                       1,028,131
                INDIA - 7.2%
        3,300   HDFC Bank ADR                                            365,013
       14,400   ICICI Bank ADR                                           452,880
       22,200   Infosys Technologies ADR                               1,021,200
       69,797   ITC GDR                                                  378,670
       17,950   Mahindra & Mahindra GDR                                  352,369
       10,300   Reliance Industries GDR (1)(2)(3)                        854,175
                                                                 ---------------
                                                                       3,424,307
                INDONESIA - 1.8%
      444,000   Bank Mandiri (2)                                         213,279
      202,000   Indocement Tunggal Prakarsa (2)                          230,252
      129,000   Perusahaan Perkebunan London
                   Sumatra Indonesia (2)                                 102,964
      335,500   Telekomunikasi Indonesia (2)                             289,206
                                                                 ---------------
                                                                         835,701
                ISRAEL - 2.7%
       56,997   Bank Hapoalim (1)(2)                                     208,290
       50,639   Bezeq Israeli Telecommunication (2)                      113,125
       23,747   Makhteshim-Agan Industries (2)                           111,102
       16,800   Teva Pharmaceutical Industries ADR                       848,064
                                                                 ---------------
                                                                       1,280,581
                MALAYSIA - 2.7%
      150,000   Bumiputra-Commerce Holdings (2)                          544,589
       94,700   Genting (2)                                              199,218
      100,100   IJM (2)                                                  139,726
       87,900   Kuala Lumpur Kepong (2)                                  384,152
                                                                 ---------------
                                                                       1,267,685
                RUSSIA - 7.7%
       52,893   Gazprom ADR                                            1,277,366
       14,500   LUKOIL ADR                                               829,545
        6,700   Mechel ADR                                               114,972
       13,866   MMC Norilsk Nickel ADR (2)                               182,151

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

OCTOBER 31, 2009


    Shares                                                           Value $
-------------                                                    ---------------
        9,700   Mobile Telesystems ADR                                   439,410
        1,550   NovaTek GDR (2)                                           77,812
       55,100   Rosneft Oil GDR (2)                                      418,971
          186   Sberbank GDR (2)                                          45,355
       14,400   Severstal GDR (2)                                        103,872
        7,650   Uralkali GDR (2)                                         172,191
                                                                 ---------------
                                                                       3,661,645
                SOUTH AFRICA - 6.9%
       26,928   ABSA Group (2)                                           429,016
        7,654   African Rainbow Minerals (2)                             149,148
       51,492   Aveng (2)                                                274,845
      246,672   FirstRand (2)                                            559,181
       35,489   Gold Fields (2)                                          456,973
        7,619   Impala Platinum Holdings (2)                             168,725
       44,362   JD Group (2)                                             248,810
       23,360   MTN Group (2)                                            350,054
       10,789   Naspers N Shares (2)                                     391,976
       34,414   Raubex Group (2)                                         108,454
        3,230   Sasol (2)                                                121,793
                                                                 ---------------
                                                                       3,258,975
                SOUTH KOREA - 14.6%
       13,720   Daegu Bank (2)                                           181,445
        4,517   GS Engineering & Construction (2)                        394,820
       13,300   Hana Financial Group (2)                                 393,166
        2,715   Hyundai Department Store (2)                             258,671
        8,077   Hyundai Engineering & Construction (2)                   444,475
        7,082   Hyundai Motor (2)                                        640,284
        6,104   KB Financial Group (2)                                   292,649
        1,386   MegaStudy (2)                                            287,300
        1,773   NHN (1)(2)                                               260,651
        2,084   POSCO (2)                                                860,864
        2,492   Samsung Electronics (2)                                1,494,652
          758   Samsung Electronics GDR (2)(3)                           229,876
        1,321   Samsung Fire & Marine Insurance (2)                      239,739
       13,670   Shinhan Financial Group (2)                              516,969
        1,918   SK Energy (2)                                            175,593
        1,856   SK Telecom (2)                                           281,748
                                                                 ---------------
                                                                       6,952,902
                TAIWAN - 6.9%
      151,960   Acer (2)                                                 357,016
       97,000   Cathay Financial Holding (2)                             165,797
       19,500   Cathay Financial Holding GDR (1)                         342,958
      251,966   China Steel (2)                                          222,972
        1,300   China Steel GDR                                           23,423
        4,035   Chinatrust Financial Holding (2)                           2,416
          226   Chunghwa Telecom ADR                                       3,928
       85,690   Far Eastern Department Stores (2)                         87,741
        6,000   HON HAI Precision Industry (2)                            23,424
       95,764   HON HAI Precision Industry GDR                           773,773
       13,454   KGI Securities GDR (1)                                   120,413
      167,000   Taiwan Cement (2)                                        170,771

    Shares                                                           Value $
-------------                                                    ---------------
       50,139   Taiwan Semiconductor Manufacturing (2)                    90,654
       69,484   Taiwan Semiconductor Manufacturing ADR                   662,877
      193,840   Uni-President Enterprises (2)                            215,576
                                                                 ---------------
                                                                       3,263,739
                THAILAND - 3.4%
       76,100   Bangkok Bank (2)                                         255,430
      262,900   Kasikornbank (2)                                         604,411
    1,127,300   Land & Houses (2)                                        187,976
       44,600   PTT (2)                                                  315,930
       53,600   PTT Exploration & Production (1)(2)                      229,024
                                                                 ---------------
                                                                       1,592,771
                TURKEY - 3.5%
        8,870   Akenerji Elektrik Uretim (2)                              79,586
       13,142   Tupras Turkiye Petrol Rafine (2)                         225,689
       41,908   Turkcell Iletisim Hizmet (2)                             277,233
      148,505   Turkiye Garanti Bankasi (2)                              539,213
       41,311   Turkiye Halk Bankasi (2)                                 247,190
       83,953   Turkiye Is Bankasi Class C (2)                           317,904
                                                                 ---------------
                                                                       1,686,815
                                                                 ---------------
                TOTAL COMMON STOCK
                   (Cost $37,099,560)                                 42,840,601
                                                                 ---------------
                PREFERRED STOCK - 6.5%
                BRAZIL - 6.5%
        9,579   Bradespar                                                196,694
        9,048   Cia Energetica de Minas Gerais                           142,106
        9,743   Eletropaulo Metropolitana Eletricidade
                de Sao Paulo Class B                                     183,902
        1,391   Itau Unibanco Holding                                     26,477
       29,723   Petroleo Brasileiro ADR                                1,192,487
        5,300   Ultrapar Participacoes                                   232,261
        6,287   Usinas Siderurgicas de Minas Gerais
                Class A                                                  164,273
       40,800   Vale ADR                                                 942,480
          500   Vale Class A                                              11,261
                                                                 ---------------
                TOTAL PREFERRED STOCK
                   (Cost $2,686,625)                                   3,091,941
                                                                 ---------------
                EQUITY-LINKED
                WARRANT (2)(3)(4) - 1.0%
                RUSSIA - 1.0%
      207,095   Sberbank Savings Bank of the Russian
                   Federation, Expires 02/28/18
                   (Cost $386,231)                                       455,609
                                                                 ---------------
                RIGHTS (1)(2)(6) - 0.0%
                BRAZIL - 0.0%
          297   All America Latina Logistica
                   (Cost $ --)                                             1,400
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SCHRODER EMERGING MARKET EQUITY FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2009


    Shares                                                           Value $
-------------                                                    ---------------
                SHORT-TERM INVESTMENT (5) - 3.5%
    1,672,853   JPMorgan Prime Money Market Fund, 0.110%
                   (Cost $1,672,853)                                   1,672,853
                                                                 ---------------
                TOTAL INVESTMENTS - 101.2%
                   (Cost $41,845,269)                                 48,062,404
                                                                 ---------------
                OTHER LIABILITIES IN EXCESS
                OF OTHER ASSETS - (1.2)%                                (562,020)
                                                                 ---------------
                NET ASSETS - 100.0%                              $    47,500,384
                                                                 ===============

(1)  Denotes non-income producing security.

(2)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2009, the value of these securities amounted to $1,539,660, representing 3.2% of the net assets of the Fund.

(4)  Securities are not readily marketable.

(5)  The rate shown represents the 7-day current yield as of October 31, 2009.

(6) Security considered illiquid. On October 31, 2009 the value of these securities amounted to $1,400 representing less than 0.1% of the net assets of the Fund.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

The following is a summary of inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

                                       LEVEL 1       LEVEL 2     LEVEL 3      TOTAL
                                     -----------   -----------   -------   -----------
INVESTMENTS IN SECURITIES
   Common Stock
      Brazil                         $ 4,561,213   $        --     $--     $ 4,561,213
      China                                   --     6,510,788      --       6,510,788
      Czech Republic                          --       196,399      --         196,399
      Egypt                                   --       259,694      --         259,694
      Hong Kong                          112,152     2,947,103      --       3,059,255
      Hungary                                 --     1,028,131      --       1,028,131
      India                            2,570,132       854,175      --       3,424,307
      Indonesia                               --       835,701      --         835,701
      Israel                             848,064       432,517      --       1,280,581
      Malaysia                                --     1,267,685      --       1,267,685
      Russia                           2,661,293     1,000,352      --       3,661,645
      South Africa                            --     3,258,975      --       3,258,975
      South Korea                             --     6,952,902      --       6,952,902
      Taiwan                           1,927,373     1,336,366      --       3,263,739
      Thailand                                --     1,592,771      --       1,592,771
      Turkey                                  --     1,686,815      --       1,686,815
                                      ----------    ----------     ---      ----------
                                      12,680,227    30,160,374      --      42,840,601
   Preferred Stock
      Brazil                           3,091,941            --      --       3,091,941
                                      ----------    ----------     ---      ----------
   Equity-Linked Warrant
      Russia                                  --       455,609      --         455,609
                                      ----------    ----------     ---      ----------
   Rights
      Brazil                                  --         1,400      --           1,400
                                      ----------    ----------     ---      ----------
   Short-Term Investment               1,672,853            --      --       1,672,853
                                      ----------    ----------     ---      ----------
   Total Investments in Securities   $17,445,021   $30,617,383     $--     $48,062,404
                                     ===========   ===========     ===     ===========

Amounts designated as "--" are $0 or rounded to $0.

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                COMMON STOCK - 89.9%
                AUTO & TRANSPORTATION - 2.1%
       14,300   Atlas Air Worldwide Holdings (1)                         375,947
       38,100   BorgWarner                                             1,155,192
       33,100   Kansas City Southern (1)                                 802,013
       42,700   Thor Industries                                        1,119,594
                                                                 ---------------
                                                                       3,452,746
                CONSUMER DISCRETIONARY - 18.4%
      117,000   Ambassadors Group                                      1,487,070
       66,800   Arbitron                                               1,448,224
       36,800   ATC Technology (1)                                       769,120
       19,200   Capella Education (1)                                  1,322,880
       79,300   Central Garden & Pet (1)                                 786,656
       40,600   Central Garden & Pet Class A (1)                         384,076
       39,700   Children's Place (1)                                   1,248,565
      132,500   Clear Channel Outdoor Holdings
                   Class A (1)                                           903,650
      110,900   Geo Group (1)                                          2,345,535
       89,400   Healthcare Services Group                              1,765,650
       39,100   Home Inns & Hotels Management
                   ADR (1)(2)                                          1,039,278
       66,900   IESI-BFC                                                 859,665
      128,800   Internap Network Services (1)                            412,160
       33,800   Lamar Advertising Class A (1)                            821,340
      132,100   LKQ (1)                                                2,281,367
       39,500   Men's Wearhouse                                          915,215
       87,200   Pinnacle Entertainment (1)                               736,840
       54,700   Rent-A-Center (1)                                      1,004,292
      193,600   Scientific Games Class A (1)                           2,723,952
       47,800   Shuffle Master (1)                                       373,318
       67,100   Standard Parking (1)                                   1,180,960
      158,300   Waste Connections (1)                                  4,975,369
       16,100   Watson Wyatt Worldwide Class A                           701,638
                                                                 ---------------
                                                                      30,486,820
                CONSUMER STAPLES - 5.7%
       23,000   Boston Beer Class A (1)                                  874,000
       23,600   Diamond Foods                                            711,540
       63,100   Nash Finch                                             1,828,638
       71,500   NBTY (1)                                               2,603,315
       62,600   Sanderson Farms                                        2,290,534
       46,300   United Natural Foods (1)                               1,116,293
                                                                 ---------------
                                                                       9,424,320
                FINANCIAL SERVICES - 14.1%
       64,373   Argo Group International Holdings (1)                  2,186,107
       26,500   Bank of Hawaii                                         1,176,600
       23,100   Berkshire Hills Bancorp                                  474,705
      130,000   Brookline Bancorp                                      1,272,700
      107,400   Chimera Investment REIT                                  374,826
       92,720   CVB Financial                                            742,687
       14,000   Digital Realty Trust REIT                                631,820
       35,200   Euronet Worldwide (1)                                    832,480
      114,400   Genpact (1)                                            1,362,504

    Shares                                                           Value $
-------------                                                    ---------------
       39,508   Health Care REIT                                       1,752,970
       51,000   Hilltop Holdings (1)                                     603,840
       52,200   Investment Technology Group (1)                        1,125,954
       96,700   Investors REIT                                           809,379
       47,600   Lazard LP Class A                                      1,796,900
       69,400   National Penn Bancshares                                 390,028
       40,700   National Retail Properties REIT                          788,766
       82,300   Ocwen Financial (1)                                      899,539
       51,600   Redwood Trust                                            719,304
       81,600   Reinsurance Group of America                           3,761,760
       33,400   Westamerica Bancorporation                             1,596,520
                                                                 ---------------
                                                                      23,299,389
                HEALTH CARE - 14.5%
       40,800   Amedisys (1)                                           1,623,432
       48,400   AMERIGROUP (1)                                         1,067,220
       15,800   athenahealth (1)                                         594,238
       72,000   Bruker (1)                                               780,480
       39,500   Centene (1)                                              704,285
       41,100   Cepheid (1)                                              545,397
       54,500   Cooper                                                 1,526,545
       32,500   Emergency Medical Services (1)                         1,560,650
       24,600   Haemonetics (1)                                        1,266,900
      108,400   Health Management Associates (1)                         661,240
       31,600   HMS Holdings (1)                                       1,356,588
       96,800   Inspire Pharmaceuticals (1)                              432,696
      150,000   Lexicon Pharmaceuticals (1)                              196,500
       54,000   Luminex (1)                                              794,880
       25,400   Masimo (1)                                               674,878
       15,900   Omnicare                                                 344,553
       19,300   Onyx Pharmaceuticals (1)                                 513,380
       14,100   Perrigo                                                  524,379
      148,100   PSS World Medical (1)                                  2,994,582
       55,100   Seattle Genetics (1)                                     500,308
       14,200   STERIS                                                   415,492
      128,000   Sun Healthcare Group (1)                               1,162,240
       17,200   Techne                                                 1,075,172
       80,000   Vivus (1)                                                632,000
       28,400   Volcano (1)                                              407,540
       42,300   West Pharmaceutical Services                           1,669,581
                                                                 ---------------
                                                                      24,025,156
                MATERIALS & PROCESSING - 6.3%
       31,500   Apogee Enterprises                                       417,060
       83,800   Cabot                                                  1,837,734
       64,400   Calgon Carbon (1)                                      1,020,096
       22,600   Clean Harbors (1)                                      1,275,770
       60,300   Olin                                                     920,781
       37,600   Pan American Silver (1)                                  786,592
       16,900   Royal Gold                                               746,473
       61,800   ShawCor Class A (3)                                    1,609,143
       50,700   Sonoco Products                                        1,356,225
       57,000   Wausau Paper                                             499,890
                                                                 ---------------
                                                                      10,469,764

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. OPPORTUNITIES FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                OTHER ENERGY - 5.0%
       22,800   Comstock Resources (1)                                   936,852
       59,500   Goodrich Petroleum (1)                                 1,527,365
       84,800   Key Energy Services (1)                                  619,888
      423,900   Ram Power (1)(3)                                       1,305,212
       96,000   St. Mary Land & Exploration                            3,273,600
       29,200   Superior Energy Services (1)                             631,012
                                                                 ---------------
                                                                       8,293,929
                PRODUCER DURABLES - 3.6%
       40,400   EnPro Industries (1)                                     912,232
       27,000   FEI (1)                                                  642,870
       17,400   HEICO                                                    661,722
       57,450   IDEX                                                   1,633,303
       63,200   Rofin-Sinar Technologies (1)                           1,355,640
       41,700   Tutor Perini (1)                                         736,005
                                                                 ---------------
                                                                       5,941,772
                TECHNOLOGY - 15.4%
        9,200   AboveNet (1)                                             445,280
      249,400   Anadigics (1)                                            800,574
      141,400   Ariba (1)                                              1,671,348
       82,800   Aspen Technology (1)                                     869,400
      210,300   Atmel (1)                                                782,316
       57,400   CommVault Systems (1)                                  1,130,780
       50,700   comScore (1)                                             777,231
       36,700   Digital River (1)                                        837,861
       25,800   F5 Networks (1)                                        1,158,162
      135,400   Gartner (1)                                            2,521,148
      126,700   Harmonic (1)                                             665,175
       76,000   Informatica (1)                                        1,613,480
       57,200   Intermec (1)                                             704,704
       19,800   Manhattan Associates (1)                                 454,410
       99,400   Netscout Systems (1)                                   1,221,626
      146,560   Parametric Technology (1)                              2,185,210
       71,500   PMC-Sierra (1)                                           609,180
       33,600   QLogic (1)                                               589,344
       24,900   Scansource (1)                                           632,211
        1,700   Semtech (1)                                               26,299
      143,300   SonicWALL (1)                                          1,137,802
       41,900   Standard Microsystems (1)                                806,994
       59,800   Syniverse Holdings (1)                                 1,024,374
       69,400   TriQuint Semiconductor (1)                               374,066
       20,900   Vishay Intertechnology (1)                               130,207
       53,100   Volterra Semiconductor (1)                               735,435
       99,200   Websense (1)                                           1,593,152
                                                                 ---------------
                                                                      25,497,769

    Shares                                                           Value $
-------------                                                    ---------------
                UTILITIES - 4.8%
       69,900   Cleco                                                  1,730,025
       70,200   NorthWestern                                           1,695,330
       64,700   Pike Electric (1)                                        811,985
       74,300   Portland General Electric                              1,381,237
       31,900   UIL Holdings                                             819,192
       49,100   Unisource Energy                                       1,418,008
                                                                 ---------------
                                                                       7,855,777
                                                                 ---------------
                TOTAL COMMON STOCK
                   (Cost $131,961,562)                               148,747,442
                                                                 ---------------
                SHORT-TERM INVESTMENT (4) - 10.8%
   17,973,863   JPMorgan Prime Money
                   Market Fund, 0.110%
                   (Cost $17,973,863)                                 17,973,863
                                                                 ---------------
                TOTAL INVESTMENTS - 100.7%
                   (Cost $149,935,425)                               166,721,305
                                                                 ---------------
                OTHER LIABILITIES IN EXCESS
                   OF OTHER ASSETS - (0.7)%                           (1,227,908)
                                                                 ---------------
                NET ASSETS - 100.0%                              $   165,493,397
                                                                 ===============

(1)  Denotes non-income producing security.

(2)  China domiciled company.

(3)  Canadian domiciled company.

(4)  The rate shown represents the 7-day current yield as of October 31, 2009.

ADR - American Depositary Receipt

LP - Limited Partnership

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2009

The following is a summary of inputs used as of October 31, 2009, in valuing the Fund's investments carried at value:

                                     LEVEL 1     LEVEL 2   LEVEL 3       TOTAL
                                  ------------   -------   -------   ------------
INVESTMENTS IN SECURITIES
   Common Stock
      Auto & Transportation       $  3,452,746     $--       $--     $  3,452,746
      Consumer Discretionary        30,486,820      --        --       30,486,820
      Consumer Staples               9,424,320      --        --        9,424,320
      Financial Services            23,299,389      --        --       23,299,389
      Health Care                   24,025,156      --        --       24,025,156
      Materials & Processing        10,469,764      --        --       10,469,764
      Other Energy                   8,293,929      --        --        8,293,929
      Producer Durables              5,941,772      --        --        5,941,772
      Technology                    25,497,769      --        --       25,497,769
      Utilities                      7,855,777      --        --        7,855,777
                                  ------------     ---       ---     ------------
                                   148,747,442      --        --      148,747,442
Short-Term Investment               17,973,863      --        --       17,973,863
                                  ------------     ---       ---     ------------
Total Investments in Securities   $166,721,305     $--       $--     $166,721,305
                                  ============     ===       ===     ============

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                COMMON STOCK - 88.3%
                AUTO & TRANSPORTATION - 1.3%
        8,200   Ryder System                                             332,510
        4,600   Wabtec                                                   169,096
                                                                 ---------------
                                                                         501,606
                CONSUMER DISCRETIONARY - 21.8%
        8,000   Black & Decker                                           377,760
       59,200   Burger King Holdings                                   1,015,872
        9,600   Copart (1)                                               308,832
       19,100   Corrections Corp. of America (1)                         457,254
       22,300   DeVry                                                  1,232,967
       13,000   Dick's Sporting Goods (1)                                294,970
       54,100   Interpublic Group of Cos. (1)                            325,682
        5,300   Lamar Advertising Class A (1)                            128,790
        6,800   Magna International Class A                              269,484
       28,000   Monster Worldwide (1)                                    406,560
       17,300   Pinnacle Entertainment (1)                               146,185
       60,000   Republic Services                                      1,554,600
       12,500   Ross Stores                                              550,125
       47,400   Scientific Games Class A (1)                             666,918
       24,600   VeriSign (1)                                             561,126
        7,800   Watson Wyatt Worldwide Class A                           339,924
                                                                 ---------------
                                                                       8,637,049
                CONSUMER STAPLES - 2.3%
        2,200   Church & Dwight                                          125,136
       17,300   NBTY (1)                                                 629,893
        6,400   Ruddick                                                  171,008
                                                                 ---------------
                                                                         926,037
                FINANCIAL SERVICES - 15.0%
        3,900   Bank of Hawaii                                           173,160
       43,400   Chimera Investment REIT                                  151,466
        4,200   Comerica                                                 116,550
       12,100   Cullen/Frost Bankers                                     566,159
        8,100   Dun & Bradstreet                                         620,136
       10,100   Federated Investors Class B                              265,125
       10,200   Global Payments                                          502,146
       24,100   HCC Insurance Holdings                                   635,999
        5,500   Health Care REIT                                         244,035
        8,500   Lazard LP Class A                                        320,875
        1,700   M&T Bank                                                 106,845
       18,300   People's United Financial                                293,349
       15,400   Reinsurance Group of America                             709,940
       15,300   SLM (1)                                                  148,410
        4,300   Westamerica Bancorporation                               205,540
       36,500   WR Berkley                                               902,280
                                                                 ---------------
                                                                       5,962,015
                HEALTH CARE - 13.1%
        3,000   Alexion Pharmaceuticals (1)                              133,230
        8,300   Coventry Health Care (1)                                 164,589
       24,100   DaVita (1)                                             1,278,023
       10,500   DENTSPLY International                                   346,080
       19,300   Emdeon Class A (1)                                       289,114

    Shares                                                           Value $
-------------                                                    ---------------
        8,800   Endo Pharmaceuticals Holdings (1)                        197,120
        5,700   Gen-Probe (1)                                            237,804
        6,400   Hospira (1)                                              285,696
       12,200   Life Technologies (1)                                    575,474
       12,400   LifePoint Hospitals (1)                                  351,292
       12,600   Omnicare                                                 273,042
        3,500   Onyx Pharmaceuticals (1)                                  93,100
        4,400   Perrigo                                                  163,636
        9,800   Pharmaceutical Product Development                       211,190
       16,700   Psychiatric Solutions (1)                                344,688
        6,100   West Pharmaceutical Services                             240,767
                                                                 ---------------
                                                                       5,184,845
                MATERIALS & PROCESSING - 5.5%
        6,700   Airgas                                                   297,212
        4,000   Albemarle                                                126,320
       15,600   Cabot                                                    342,108
        9,900   Crown Holdings (1)                                       263,835
       10,200   Pactiv (1)                                               235,518
        5,100   Pan American Silver (1)                                  106,692
        6,700   Reliance Steel & Aluminum                                244,416
        2,400   Royal Gold                                               106,008
        6,300   ShawCor Class A (2)                                      164,039
       10,288   Sino-Forest (1)(3)                                       144,879
       13,170   Yamana Gold                                              140,260
                                                                 ---------------
                                                                       2,171,287
                OTHER ENERGY - 2.9%
        7,600   Cimarex Energy                                           297,616
       10,100   Concho Resources (1)                                     384,911
       18,100   Plains Exploration & Production (1)                      479,650
                                                                 ---------------
                                                                       1,162,177
                PRODUCER DURABLES - 4.0%
       12,500   Aecom Technology (1)                                     315,500
        5,800   Dover                                                    218,544
       20,550   IDEX                                                     584,237
        4,700   Verisk Analytics Class A (1)                             128,921
       13,400   Zebra Technologies Class A (1)                           335,000
                                                                 ---------------
                                                                       1,582,202
                TECHNOLOGY - 14.9%
        6,400   Adtran                                                   147,456
       55,900   Amdocs (1)                                             1,408,680
       61,400   Brocade Communications Systems (1)                       526,812
        7,500   Citrix Systems (1)                                       275,700
       13,700   Digital River (1)                                        312,771
        6,600   F5 Networks (1)                                          296,274
       52,500   Integrated Device Technology (1)                         308,700
        7,000   Microchip Technology                                     167,720
       32,900   Parametric Technology (1)                                490,539
       11,100   QLogic (1)                                               194,694
       23,700   Rovi (1)                                                 652,935
       42,200   SAIC (1)                                                 747,362
       38,900   Skyworks Solutions (1)                                   405,727
                                                                 ---------------
                                                                       5,935,370

The accompanying notes are an integral part of the financial statements.

SCHRODER U.S. SMALL AND MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                UTILITIES - 7.5%
       13,000   Cleco                                                    321,750
       10,700   Energen                                                  469,516
       38,600   MetroPCS Communications (1)                              240,478
       19,800   NeuStar Class A (1)                                      457,380
       17,600   NII Holdings (1)                                         473,968
        9,900   Northeast Utilities                                      228,195
       19,400   NV Energy                                                222,324
       21,300   Portland General Electric                                395,967
       14,900   tw telecom (1)                                           187,740
                                                                 ---------------
                                                                       2,997,318
                                                                 ---------------
                TOTAL COMMON STOCK
                   (Cost $31,475,977)                                 35,059,906
                                                                 ---------------
                INVESTMENT COMPANIES - 1.2%
        2,900   iShares Russell 2000 Index Fund                          163,415
        4,400   iShares Russell Midcap Index Fund                        329,164
                                                                 ---------------
                TOTAL INVESTMENT COMPANIES
                   (Cost $472,302)                                       492,579
                                                                 ---------------

    Shares                                                           Value $
-------------                                                    ---------------
                SHORT-TERM INVESTMENT (4) - 21.9%
    8,673,362   JPMorgan Prime Money Market
                   Fund, 0.110%
                   (Cost $8,673,362)                                   8,673,362
                                                                 ---------------
                TOTAL INVESTMENTS - 111.4%
                   (Cost $40,621,641)                                 44,225,847
                                                                 ---------------
                OTHER LIABILITIES IN EXCESS OF
                   OTHER ASSETS - (11.4)%                             (4,539,506)
                                                                 ---------------
                NET ASSETS - 100.0%                              $    39,686,341
                                                                 ===============

(1)  Denotes non-income producing security.

(2)  Canadian domiciled company.

(3)  Hong Kong domiciled company.

(4)  The rate shown represents the 7-day current yield as of October 31, 2009.

LP - Limited Partnership

REIT - Real Estate Investment Trust

The following is a summary of inputs used as of October 31, 2009, in valuing the Fund's investments carried at value:

                                    LEVEL 1     LEVEL 2   LEVEL 3      TOTAL
                                  -----------   -------   -------   -----------
INVESTMENTS IN SECURITIES
   Common Stock
      Auto & Transportation       $   501,606     $--       $--     $   501,606
      Consumer Discretionary        8,637,049      --        --       8,637,049
      Consumer Staples                926,037      --        --         926,037
      Financial Services            5,962,015      --        --       5,962,015
      Health Care                   5,184,845      --        --       5,184,845
      Materials & Processing        2,171,287      --        --       2,171,287
      Other Energy                  1,162,177      --        --       1,162,177
      Producer Durables             1,582,202      --        --       1,582,202
      Technology                    5,935,370      --        --       5,935,370
      Utilities                     2,997,318      --        --       2,997,318
                                  -----------     ---       ---     -----------
                                   35,059,906      --        --      35,059,906
Investment Companies                  492,579      --        --         492,579
                                  -----------     ---       ---     -----------
Short-Term Investment               8,673,362      --        --       8,673,362
                                  -----------     ---       ---     -----------
Total Investments in Securities   $44,225,847     $--       $--     $44,225,847
                                  ===========     ===       ===     ===========

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                COMMON STOCK - 97.5%
                BAHAMAS - 0.0%
        4,000   Steiner Leisure (1)                                      147,840
                                                                 ---------------
                Total Bahamas                                            147,840
                                                                 ---------------
                BERMUDA - 1.0%
       35,652   Accenture                                              1,321,976
       10,353   ACE                                                      531,730
        7,500   Allied World Assurance Holdings                          335,700
       17,000   Max Capital Group                                        351,050
       26,604   Nabors Industries (1)                                    554,162
        3,400   PartnerRe                                                260,032
       18,200   Validus Holdings                                         460,460
                                                                 ---------------
                Total Bermuda                                          3,815,110
                                                                 ---------------
                CANADA - 8.0%
        7,100   AG Growth International                                  209,159
        2,516   Agrium                                                   117,111
       26,200   AltaGas Income Trust                                     436,061
       25,700   ARC Energy Trust                                         463,622
        6,800   Astral Media                                             201,453
       11,142   Bank of Montreal                                         515,736
        6,333   Bank of Nova Scotia                                      264,973
       20,707   Barrick Gold                                             745,950
        5,550   Bell Aliant Regional Communications
                   Income Fund (1)(2)(3)(4)                              138,044
       13,300   Bell Aliant Regional Communications
                   Income Fund                                           330,809
       14,900   Brookfield Asset Management Class A                      314,670
       34,000   Brookfield Properties                                    353,675
       29,321   Canadian National Railway                              1,417,927
       25,598   Canadian Natural Resources                             1,662,036
       13,702   Canadian Oil Sands Trust                                 369,694
       16,800   Enbridge                                                 653,825
       35,430   EnCana                                                 1,965,603
       17,200   Ensign Energy Services                                   246,828
        4,000   Franco-Nevada                                             99,491
        4,700   Freehold Royalty Trust                                    64,535
       20,410   Goldcorp                                                 750,726
       14,900   IGM Financial                                            531,110
       12,900   Loblaw                                                   356,166
        4,600   Major Drilling Group International                        91,787
        6,237   Manulife Financial                                       117,070
        1,600   Mosaid Technologies                                       24,337
       16,000   Mullen Group                                             231,530
       36,700   NAL Oil & Gas Trust                                      393,299
       13,600   National Bank of Canada                                  709,111
       44,241   Nexen                                                    952,317
       37,500   Pengrowth Energy Trust                                   355,756
       38,500   Penn West Energy Trust                                   638,997
       41,100   Peyto Energy Trust                                       450,713
        6,400   Potash Corp. of Saskatchewan                             597,156
       19,000   Power Corp. of Canada                                    447,989

    Shares                                                           Value $
-------------                                                    ---------------
       21,500   Power Financial                                          541,327
       10,596   Research In Motion (1)                                   625,277
       29,864   Rogers Communications Class B                            876,729
       42,941   Royal Bank of Canada                                   2,175,836
       32,683   Shaw Communications Class B                              581,736
       39,900   Sherritt International                                   256,039
        4,768   Shoppers Drug Mart                                       189,530
       17,100   Sun Life Financial                                       473,234
       63,200   Talisman Energy                                        1,078,754
       50,280   Teck Resources Class B                                 1,454,098
       39,600   Teck Resources (Canada) Class B                        1,150,103
        9,000   TMX Group                                                241,331
       21,907   Toronto-Dominion Bank                                  1,249,398
       47,900   TransCanada                                            1,468,668
        9,279   Vermilion Energy Trust                                   249,928
       17,500   Westshore Terminals Income Fund                          206,149
       14,300   Zargon Energy Trust                                      239,061
                                                                 ---------------
                Total Canada                                          30,276,464
                                                                 ---------------
                CAYMAN ISLANDS - 0.2%
       20,688   Garmin                                                   626,019
                                                                 ---------------
                Total Cayman Islands                                     626,019
                                                                 ---------------
                UNITED STATES - 88.3%
                AMUSEMENT & RECREATION SERVICES - 0.1%
       12,000   Life Time Fitness (1)                                    258,600
                                                                 ---------------
                APPAREL & ACCESSORY STORES - 1.3%
        5,100   Aeropostale (1)                                          191,403
       25,800   American Eagle Outfitters                                451,242
       12,600   Buckle                                                   378,126
       42,900   Gap                                                      915,486
        5,200   Jos A Bank Clothiers (1)                                 213,096
       22,224   Kohl's (1)                                             1,271,657
       28,978   Nordstrom                                                920,921
       14,126   Ross Stores                                              621,685
                                                                 ---------------
                                                                       4,963,616
                APPAREL & OTHER FINISHED PRODUCTS - 0.3%
       14,200   Guess?                                                   519,010
        8,300   Gymboree (1)                                             353,331
        4,278   Polo Ralph Lauren                                        318,369
                                                                 ---------------
                                                                       1,190,710
                AUTOMOTIVE DEALERS & GASOLINE SERVICE
                   STATIONS - 0.0%
        3,800   America's Car-Mart (1)                                    78,774
                                                                 ---------------
                AUTOMOTIVE REPAIR, SERVICES & PARKING - 0.1%
       13,100   Wright Express (1)                                       365,621
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                BUILDING MATERIALS, HARDWARE, GARDEN SUPPLY &
                   MOBILE HOME DEALERS - 0.3%
       28,693   Home Depot                                               719,907
       13,100   Lowe's                                                   256,367
        5,500   Tractor Supply (1)                                       245,850
                                                                 ---------------
                                                                       1,222,124
                BUSINESS SERVICES - 8.2%
        7,897   Alliance Data Systems (1)                                434,177
        5,000   Arbitron                                                 108,400
       24,167   Automatic Data Processing                                961,847
       25,400   CA                                                       531,368
        8,800   Check Point Software Technologies (1)                    273,416
        5,100   Computer Programs & Systems                              215,424
       15,712   Computer Sciences (1)                                    796,755
       52,900   Compuware (1)                                            373,474
       24,800   Earthlink                                                200,880
       55,000   eBay (1)                                               1,224,850
        9,700   Equifax                                                  265,586
        8,087   Fair Isaac                                               164,409
       27,200   Fidelity National Information Services                   591,872
       14,800   Fiserv (1)                                               678,876
       16,400   Global Cash Access Holdings (1)                          103,812
        8,349   Google Class A (1)                                     4,476,066
       14,760   Heartland Payment Systems                                181,400
       14,800   i2 Technologies (1)                                      232,952
       12,900   Infosys Technologies ADR                                 593,400
       35,900   Interpublic Group of Cos. (1)                            216,118
       16,862   Lender Processing Services                               671,108
        2,100   Mantech International Class A (1)                         92,106
          600   Mastercard Class A                                       131,412
      333,050   Microsoft                                              9,235,476
        3,891   MicroStrategy Class A (1)                                339,568
       50,700   MoneyGram International (1)                              151,593
       27,423   Omnicom Group                                            940,060
      181,381   Oracle                                                 3,827,139
        7,000   Quality Systems                                          427,140
       19,500   Quest Software (1)                                       327,015
       12,200   Robert Half International                                283,040
       46,500   Sapient (1)                                              378,510
        4,100   Sybase (1)                                               162,196
       16,900   TeleTech Holdings (1)                                    302,341
        6,700   TNS (1)                                                  189,342
       32,832   Total System Services                                    524,327
                                                                 ---------------
                                                                      30,607,455
                CHEMICALS & ALLIED PRODUCTS - 10.7%
       57,733   Abbott Laboratories                                    2,919,558
       47,626   Amgen (1)                                              2,558,945
       33,567   Avon Products                                          1,075,822
       89,671   Bristol-Myers Squibb                                   1,954,828
        2,582   CF Industries Holdings                                   214,952
        9,891   Colgate-Palmolive                                        777,729

    Shares                                                           Value $
-------------                                                    ---------------
       10,300   Dow Chemical                                             241,844
       39,100   EI Du Pont de Nemours                                  1,244,162
       49,061   Eli Lilly                                              1,668,565
       17,594   Genzyme (1)                                              890,256
       16,802   Gilead Sciences (1)                                      714,925
        6,200   Hawkins                                                  130,324
       20,800   Hospira (1)                                              928,512
       46,600   Huntsman                                                 370,470
        5,400   Innospec                                                  63,828
      109,184   Johnson & Johnson                                      6,447,315
        9,514   Lubrizol                                                 633,252
      107,774   Merck                                                  3,333,450
       12,340   Monsanto                                                 829,001
       10,300   NBTY (1)                                                 375,023
        8,200   PetMed Express                                           128,658
      266,647   Pfizer                                                 4,540,998
       12,400   PPG Industries                                           699,732
      109,611   Procter & Gamble                                       6,357,438
       17,800   RPM International                                        313,636
        3,700   Schering-Plough                                          104,340
       13,772   Terra Industries                                         437,537
        6,800   Valspar                                                  172,516
                                                                 ---------------
                                                                      40,127,616
                COAL MINING - 0.3%
       18,900   Arch Coal                                                409,374
        7,600   Consol Energy                                            325,356
       13,400   Peabody Energy                                           530,506
                                                                 ---------------
                                                                       1,265,236
                COMMUNICATIONS - 3.0%
        5,600   Adtran                                                   129,024
      225,039   AT&T                                                   5,776,751
       63,900   Comcast Class A                                          926,550
       22,356   DIRECTV Group (1)                                        587,963
        5,300   Telephone & Data Systems                                 156,986
        2,559   Time Warner Cable                                        100,927
      116,330   Verizon Communications                                 3,442,205
                                                                 ---------------
                                                                      11,120,406
                CONSTRUCTION SPECIAL TRADE CONTRACTORS - 0.0%
        4,000   EMCOR Group (1)                                           94,480
                                                                 ---------------
                DEPOSITORY INSTITUTIONS - 6.1%
      314,850   Bank of America                                        4,590,513
       16,620   Bank of New York Mellon                                  443,089
       14,000   Bank of the Ozarks                                       318,500
       38,698   BB&T                                                     925,269
        4,500   BOK Financial                                            193,365
      445,622   Citigroup                                              1,822,594
        3,600   Credicorp                                                248,508
       10,800   Cullen/Frost Bankers                                     505,332
       40,000   Fifth Third Bancorp                                      357,600
       28,700   International Bancshares                                 426,195
      154,863   JPMorgan Chase                                         6,468,628

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
       18,400   Oriental Financial Group                                 195,960
        8,977   State Street                                             376,855
        9,100   SunTrust Banks                                           173,901
        6,300   SVB Financial Group (1)                                  259,875
       29,800   Trustmark                                                564,710
       19,351   U.S. Bancorp                                             449,330
      160,072   Wells Fargo                                            4,405,181
                                                                 ---------------
                                                                      22,725,405
                EATING & DRINKING PLACES - 0.8%
        9,121   Brinker International                                    115,290
        2,900   Chipotle Mexican Grill Class A (1)                       236,321
       15,249   Darden Restaurants                                       462,197
       17,781   McDonald's                                             1,042,144
       30,200   Yum! Brands                                              995,090
                                                                 ---------------
                                                                       2,851,042
                ELECTRIC, GAS & SANITARY SERVICES - 3.1%
       58,900   AES (1)                                                  769,823
       16,600   Black Hills                                              404,542
       29,700   CMS Energy                                               395,010
       13,960   Consolidated Edison                                      567,893
       15,800   DPL                                                      400,372
       11,547   Edison International                                     367,426
       31,700   El Paso                                                  310,977
        3,500   Energen                                                  153,580
        8,200   Exelon                                                   385,072
       14,200   FPL Group                                                697,220
        8,700   Kinder Morgan Energy Partners LP                         469,800
       26,138   MDU Resources Group                                      542,363
       28,300   NV Energy                                                324,318
        3,300   ONEOK Partners LP                                        179,520
       19,537   PG&E                                                     798,868
       11,400   Sempra Energy                                            586,530
       34,208   Southern                                               1,066,947
        8,600   Southern Union                                           168,302
        9,700   TC Pipelines LP                                          378,979
        5,300   UGI                                                      126,564
       12,000   Unisource Energy                                         346,560
        7,000   Vectren                                                  157,780
       19,100   Waste Management                                         570,708
       20,900   Westar Energy                                            400,235
       46,800   Xcel Energy                                              882,648
                                                                 ---------------
                                                                      11,452,037
                ELECTRONIC & OTHER ELECTRICAL EQUIPMENT - 6.3%
        7,200   Altera                                                   142,488
      184,285   Cisco Systems (1)                                      4,210,912
       12,717   Cooper Industries                                        492,021
       49,571   Emerson Electric                                       1,871,305
      412,289   General Electric                                       5,879,241
       13,867   Harris                                                   578,531
      225,474   Intel                                                  4,308,808

    Shares                                                           Value $
-------------                                                    ---------------
        7,400   InterDigital (1)                                         152,144
       13,800   Intersil Class A                                         173,190
       27,698   Micrel                                                   206,904
        3,500   Millicom International Cellular (1)                      219,310
        7,900   Monolithic Power Systems (1)                             157,921
       11,539   Multi-Fineline Electronix (1)                            314,438
        1,500   National Presto Industries                               130,395
       13,900   National Semiconductor                                   179,866
       27,400   Pixelworks (1)                                            67,130
       56,577   QUALCOMM                                               2,342,854
        4,400   Silicon Laboratories (1)                                 184,360
       10,400   Synaptics (1)                                            234,000
       72,922   Texas Instruments                                      1,710,021
        6,900   TTM Technologies (1)                                      70,173
       12,400   Volterra Semiconductor (1)                               171,740
                                                                 ---------------
                                                                      23,797,752
                ENGINEERING, ACCOUNTING & RESEARCH
                   MANAGEMENT - 0.5%
       18,700   Fluor                                                    830,654
        8,700   Hewitt Associates Class A (1)                            309,024
        8,400   Quest Diagnostics                                        469,812
        5,900   SAIC (1)                                                 104,489
        3,400   VSE                                                      148,886
                                                                 ---------------
                                                                       1,862,865
                FABRICATED METAL PRODUCTS - 0.0%
        4,200   Sun Hydraulics                                            80,052
                                                                 ---------------
                FOOD & KINDRED PRODUCTS - 3.8%
       27,500   Archer-Daniels-Midland                                   828,300
        5,200   Bunge                                                    296,712
       90,658   Coca-Cola                                              4,832,978
       44,900   Coca-Cola Enterprises                                    856,243
       34,600   Del Monte Foods                                          373,680
        4,500   General Mills                                            296,640
       29,565   HJ Heinz                                               1,189,696
       10,313   Hormel Foods                                             376,012
        6,700   J&J Snack Foods                                          262,439
        7,100   JM Smucker                                               374,383
       13,937   Kellogg                                                  718,313
        4,412   McCormick                                                154,464
       63,824   PepsiCo                                                3,864,543
                                                                 ---------------
                                                                      14,424,403
                FOOD STORES - 0.2%
       25,581   Kroger                                                   591,688
                                                                 ---------------
                GENERAL MERCHANDISE STORES - 2.3%
        4,800   Big Lots (1)                                             120,240
        9,173   Costco Wholesale                                         521,485
       34,800   Target                                                 1,685,364
       28,498   TJX                                                    1,064,400
      104,423   Wal-Mart Stores                                        5,187,735
                                                                 ---------------
                                                                       8,579,224

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                HEALTH SERVICES - 0.5%
       11,362   DaVita (1)                                               602,527
        8,962   Express Scripts (1)                                      716,243
        7,980   Laboratory Corp. of America Holdings (1)                 549,742
                                                                 ---------------
                                                                       1,868,512
                HOLDING & OTHER INVESTMENT OFFICES - 1.5%
        3,000   Agree Realty REIT                                         69,990
       29,500   Annaly Capital Management REIT                           498,845
            5   Berkshire Hathaway Class A (1)                           495,000
          160   Berkshire Hathaway Class B (1)                           525,280
       12,600   Capstead Mortgage REIT                                   165,816
       21,800   Duke Realty REIT                                         245,032
        4,500   Entertainment Properties Trust REIT                      153,090
        7,500   Equity One REIT                                          111,900
       11,200   Equity Residential REIT                                  323,456
        5,400   Hatteras Financial REIT                                  151,740
       73,500   Host Hotels & Resorts REIT                               743,085
        6,200   Kilroy Realty REIT                                       171,244
       28,000   MFA Financial REIT                                       207,760
        3,800   National Health Investors REIT                           114,000
       34,200   NorthStar Realty Finance REIT                            120,726
       17,455   Simon Property Group REIT                              1,185,020
       13,100   Weingarten Realty Investors REIT                         242,350
                                                                 ---------------
                                                                       5,524,334
                HOME FURNITURE, FURNISHINGS & EQUIPMENT
                   STORES - 0.5%
       21,181   Bed Bath & Beyond (1)                                    745,783
       30,600   Best Buy                                               1,168,308
        8,900   Kirkland's (1)                                           111,962
                                                                 ---------------
                                                                       2,026,053
                INDUSTRIAL & COMMERCIAL MACHINERY/
                   COMPUTER EQUIPMENT - 8.5%
       13,435   3M                                                       988,413
       33,539   Apple (1)                                              6,322,102
       23,388   Baker Hughes                                             983,933
       36,208   Caterpillar                                            1,993,613
        9,500   Deere                                                    432,725
      100,499   Dell (1)                                               1,456,231
        5,700   Dover                                                    214,776
      112,700   EMC (1)                                                1,856,169
        6,179   Flowserve                                                606,840
        6,873   Graco                                                    189,282
      101,033   Hewlett-Packard                                        4,795,026
       50,594   International Business Machines                        6,102,142
       15,300   ITT                                                      775,710
       19,700   John Bean Technologies                                   323,474
       13,876   Joy Global                                               699,489
        3,800   Lufkin Industries                                        216,790
       12,900   Robbins & Myers                                          299,280
       21,867   Smith International                                      606,372
        6,941   Stanley Works                                            313,941

    Shares                                                           Value $
-------------                                                    ---------------
       20,800   Teradata (1)                                             579,904
       10,900   Toro                                                     403,518
       19,776   Varian Medical Systems (1)                               810,420
       24,348   Western Digital (1)                                      820,041
                                                                 ---------------
                                                                      31,790,191
                INSURANCE AGENTS, BROKERS & SERVICE - 0.1%
       14,500   Willis Group Holdings                                    391,500
                                                                 ---------------
                INSURANCE CARRIERS - 2.3%
       26,213   Aetna                                                    682,324
       19,200   Allstate                                                 567,744
       15,500   American Financial Group                                 381,300
       17,700   Assurant                                                 529,761
       14,300   Catalyst Health Solutions (1)                            448,591
       16,344   Chubb                                                    793,011
       14,800   Cincinnati Financial                                     375,328
       17,704   Delphi Financial Group Class A                           384,177
        7,000   HCC Insurance Holdings                                   184,730
       16,153   MetLife                                                  549,687
       33,000   Protective Life                                          635,250
       15,930   Prudential Financial                                     720,514
        3,400   Reinsurance Group of America                             156,740
       10,400   StanCorp Financial Group                                 381,784
       14,000   Torchmark                                                568,400
        7,681   Travelers                                                382,437
       36,300   Unum Group                                               724,185
                                                                 ---------------
                                                                       8,465,963
                LEATHER & LEATHER PRODUCTS - 0.3%
       27,400   Coach                                                    903,378
        3,800   Steven Madden (1)                                        153,900
        7,000   Wolverine World Wide                                     179,060
                                                                 ---------------
                                                                       1,236,338
                MEASURING, ANALYZING & CONTROLLING
                   INSTRUMENTS - 3.0%
        8,612   Alcon                                                  1,229,708
        6,500   Allergan                                                 365,625
          700   Atrion                                                    82,887
       29,472   Baxter International                                   1,593,256
        4,361   Becton Dickinson                                         298,118
       26,400   Covidien                                               1,111,968
        3,573   CR Bard                                                  268,225
        3,800   Fossil (1)                                               101,574
       52,503   Medtronic                                              1,874,357
        3,300   ResMed (1)                                               162,393
       16,265   Rockwell Collins                                         819,431
       20,635   St. Jude Medical (1)                                     703,241
       21,799   Stryker                                                1,002,754
       10,008   Waters (1)                                               574,759
      100,100   Xerox                                                    752,752
        9,000   Zoll Medical (1)                                         174,780
                                                                 ---------------
                                                                      11,115,828

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                METAL MINING - 0.3%
        2,211   Freeport-McMoRan Copper & Gold                           162,199
       48,800   Hecla Mining (1)                                         200,568
       13,295   Newmont Mining                                           577,801
       26,700   Stillwater Mining (1)                                    165,540
                                                                 ---------------
                                                                       1,106,108
                MISCELLANEOUS MANUFACTURING INDUSTRIES - 0.1%
       25,427   Mattel                                                   481,333
                                                                 ---------------
                MISCELLANEOUS RETAIL - 1.9%
        2,406   Amazon.com (1)                                           285,857
        2,800   Amerigas Partners LP                                     102,928
       18,500   Big 5 Sporting Goods                                     272,875
       11,400   Books-A-Million                                           98,724
       15,300   Cash America International                               462,978
       71,517   CVS Caremark                                           2,524,550
       12,200   Inergy LP                                                377,834
       48,600   Staples                                                1,054,620
       12,600   Tiffany                                                  495,054
       30,841   Walgreen                                               1,166,715
        5,303   World Fuel Services                                      269,657
                                                                 ---------------
                                                                       7,111,792
                MOTION PICTURES - 1.3%
       23,100   Discovery Communications Class A (1)                     635,250
       20,300   Discovery Communications Class C (1)                     487,606
       48,045   Time Warner                                            1,447,115
       90,772   Walt Disney                                            2,484,430
                                                                 ---------------
                                                                       5,054,401
                MOTOR FREIGHT TRANSPORTATION &
                   WAREHOUSING - 0.2%
       10,464   United Parcel Service Class B                            561,707
                                                                 ---------------
                NON-DEPOSITORY CREDIT INSTITUTIONS - 0.8%
       46,500   Advance America Cash Advance Centers                     229,710
       53,327   American Express                                       1,857,913
       55,018   Discover Financial Services                              777,954
                                                                 ---------------
                                                                       2,865,577
                OIL & GAS EXTRACTION - 2.2%
       26,278   BJ Services                                              504,538
       15,652   ENSCO International                                      716,705
        3,700   EOG Resources                                            302,142
       54,837   Halliburton                                            1,601,789
        7,671   Helmerich & Payne                                        291,651
        1,000   North European Oil Royalty Trust                          31,400
       13,133   Occidental Petroleum                                     996,532
       28,962   Patterson-UTI Energy                                     451,228
       26,772   Schlumberger                                           1,665,218
       10,671   Weatherford International (1)                            187,063
       38,518   XTO Energy                                             1,600,808
                                                                 ---------------
                                                                       8,349,074

    Shares                                                           Value $
-------------                                                    ---------------
                PAPER & ALLIED PRODUCTS - 0.2%
        9,300   Kimberly-Clark                                           568,788
                                                                 ---------------
                PERSONAL SERVICES - 0.0%
        4,000   Unifirst                                                 168,280
                                                                 ---------------
                PETROLEUM REFINING - 6.3%
       67,120   Chevron                                                5,137,365
       63,959   ConocoPhillips                                         3,209,463
       17,347   Enterprise Products Partners LP                          486,410
      161,974   Exxon Mobil                                           11,608,676
       47,000   Marathon Oil                                           1,502,590
       18,520   Murphy Oil                                             1,132,313
       28,300   Tesoro                                                   400,162
       19,369   Valero Energy                                            350,579
                                                                 ---------------
                                                                      23,827,558
                PIPELINES, EXCEPT NATURAL GAS - 0.3%
        8,400   Buckeye Partners LP                                      417,648
        3,900   NuStar Energy LP                                         209,274
        6,900   Sunoco Logistics Partners LP                             403,305
                                                                 ---------------
                                                                       1,030,227
                PRIMARY METAL INDUSTRIES - 0.5%
        5,700   Hubbell Class B                                          242,421
       16,242   Nucor                                                    647,244
       12,000   Precision Castparts                                    1,146,360
                                                                 ---------------
                                                                       2,036,025
                PRINTING, PUBLISHING & ALLIED INDUSTRIES - 0.2%
        9,800   Harte-Hanks                                              115,052
        5,461   John Wiley & Sons Class A                                192,336
       11,893   McGraw-Hill                                              342,281
        9,800   Meredith                                                 265,188
                                                                 ---------------
                                                                         914,857
                RAILROAD TRANSPORTATION - 1.3%
       20,934   Burlington Northern Santa Fe                           1,576,749
       22,166   CSX                                                      934,962
       17,393   Norfolk Southern                                         810,861
       25,400   Union Pacific                                          1,400,556
                                                                 ---------------
                                                                       4,723,128
                RUBBER & MISCELLANEOUS PLASTIC PRODUCTS - 0.0%
        4,000   Tupperware Brands                                        180,080
                                                                 ---------------
                SECURITY & COMMODITY BROKERS,
                   DEALERS, EXCHANGES & SERVICES - 2.5%
       78,900   BGC Partners Class A                                     381,087
       18,897   Broadridge Financial Solutions                           393,247
       73,986   Charles Schwab                                         1,282,917
       21,300   Federated Investors Class B                              559,125
        7,600   Franklin Resources                                       795,188
       38,900   GFI Group                                                200,335
       16,523   Goldman Sachs Group                                    2,811,719
       46,800   Morgan Stanley                                         1,503,216

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
       18,100   Raymond James Financial                                  427,341
       10,700   T. Rowe Price Group                                      521,411
       22,100   Waddell & Reed Financial Class A                         620,126
                                                                 ---------------
                                                                       9,495,712
                STONE, CLAY, GLASS AND CONCRETE PRODUCTS - 0.1%
       20,500   Apogee Enterprises                                       271,420
                                                                 ---------------
                TOBACCO PRODUCTS - 1.3%
       14,700   Lorillard                                              1,142,484
       67,991   Philip Morris International                            3,220,054
        8,200   Reynolds American                                        397,536
                                                                 ---------------
                                                                       4,760,074
                TRANSPORTATION BY AIR - 0.0%
       23,600   Hawaiian Holdings (1)                                    167,324
                                                                 ---------------
                TRANSPORTATION EQUIPMENT - 2.2%
       12,500   Boeing                                                   597,500
       26,347   General Dynamics                                       1,651,957
       16,200   Goodrich                                                 880,470
       50,691   Honeywell International                                1,819,300
        1,656   Lockheed Martin                                          113,916
        3,600   Polaris Industries                                       151,452
       13,400   Spartan Motors                                            66,866
       49,795   United Technologies                                    3,059,903
                                                                 ---------------
                                                                       8,341,364
                TRANSPORTATION SERVICES - 0.5%
        8,555   Ambassadors Group                                        108,734
       17,718   CH Robinson Worldwide                                    976,439
       14,900   Expeditors International of Washington                   480,078
       11,300   Universal Travel Group (1)                               131,984
                                                                 ---------------
                                                                       1,697,235
                WATER TRANSPORTATION - 0.4%
       35,833   Carnival                                               1,043,457
        9,900   Overseas Shipholding Group                               388,575
                                                                 ---------------
                                                                       1,432,032
                WHOLESALE TRADE-DURABLE GOODS - 0.6%
       12,400   Fastenal                                                 427,800
        7,400   PSS World Medical (1)                                    149,628
       13,881   Reliance Steel & Aluminum                                506,379
        4,600   Tech Data (1)                                            176,778
        7,100   WESCO International (1)                                  181,476
        9,632   WW Grainger                                              902,807
                                                                 ---------------
                                                                       2,344,868
                WHOLESALE TRADE-NON-DURABLE GOODS - 1.0%
        5,100   Airgas                                                   226,236
       37,302   AmerisourceBergen                                        826,240
        7,600   Andersons                                                235,828

    Shares                                                           Value $
-------------                                                    ---------------
       19,803   McKesson                                               1,163,030
        4,600   Medco Health Solutions (1)                               258,152
        6,400   Mosaic                                                   299,072
       30,774   Sysco                                                    813,972
                                                                 ---------------
                                                                       3,822,530
                                                                 ---------------
                Total United States                                  331,389,319
                                                                 ---------------
                TOTAL COMMON STOCK
                   (Cost $382,208,597)                               366,254,752
                                                                 ---------------
                RIGHTS - 0.0%
                UNITED STATES - 0.0%
        7,363   Fresenius Kabi Pharmaceuticals
                   Holding, Expires 06/30/11 (1)
                   (Cost $7,363)                                           3,424
                                                                 ---------------
                SHORT-TERM INVESTMENT (5) - 2.1%
    7,750,393   JPMorgan Prime Money Market
                   Fund, 0.110%
                   (Cost $7,750,393)                                   7,750,393
                                                                 ---------------
                TOTAL INVESTMENTS - 99.6%
                   (Cost $389,966,353)                               374,008,569
                                                                 ---------------
                OTHER ASSETS LESS LIABILITIES - 0.4%                   1,421,586
                                                                 ---------------
                NET ASSETS - 100.0%                              $   375,430,155
                                                                 ===============

(1)  Denotes non-income producing security.

(2) Security considered illiquid. On October 31, 2009, the value of this security was $138,044, representing less than 0.1% of the net assets of the Fund.

(3) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2009, the value of this security amounted to $138,044, representing less than 0.1% of the net assets of the Fund.

(4)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

(5)  The rate shown represents the 7-day current yield as of October 31, 2009.

ADR - American Depositary Receipt

CAD - Canadian Dollar

LP - Limited Partnership

REIT - Real Estate Investment Trust

USD - United States Dollar

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

OCTOBER 31, 2009

The following is a summary of inputs used as of October 31, 2009, in valuing the Fund's investments carried at value:

                                                        LEVEL 1       LEVEL 2    LEVEL 3       TOTAL
                                                      -----------    ---------   -------   ------------
INVESTMENTS IN SECURITIES
   Common Stock
      Bahamas                                         $    147,840   $      --     $--     $    147,840
                                                      ------------   ---------     ---     ------------
      Bermuda                                            3,815,110          --      --        3,815,110
                                                      ------------   ---------     ---     ------------
      Canada                                            30,138,420     138,044      --       30,276,464
                                                      ------------   ---------     ---     ------------
      Cayman Islands                                       626,019          --      --          626,019
                                                      ------------   ---------     ---     ------------
      United States
         Amusement & Recreation Services                   258,600          --      --          258,600
         Apparel & Accessory Stores                      4,963,616          --      --        4,963,616
         Apparel & Other Finished Products               1,190,710          --      --        1,190,710
         Automotive Dealers & Gasoline Service
            Stations                                        78,774          --      --           78,774
         Automotive Repair, Services & Parking             365,621          --      --          365,621
         Building Materials, Hardware, Garden
            Supply & Mobile Home Dealers                 1,222,124          --      --        1,222,124
         Business Services                              30,607,455          --      --       30,607,455
         Chemicals & Allied Products                    40,127,616          --      --       40,127,616
         Coal Mining                                     1,265,236          --      --        1,265,236
         Communications                                 11,120,406          --      --       11,120,406
         Construction Special Trade Contractors             94,480          --      --           94,480
         Depository Institutions                        22,725,405          --      --       22,725,405
         Eating & Drinking Places                        2,851,042          --      --        2,851,042
         Electric, Gas & Sanitary Services              11,452,037          --      --       11,452,037
         Electronic & Other Electrical Equipment        23,797,752          --      --       23,797,752
         Engineering, Accounting & Research
            Management                                   1,862,865          --      --        1,862,865
         Fabricated Metal Products                          80,052          --      --           80,052
         Food & Kindred Products                        14,424,403          --      --       14,424,403
         Food Stores                                       591,688          --      --          591,688
         General Merchandise Stores                      8,579,224          --      --        8,579,224
         Health Services                                 1,868,512          --      --        1,868,512
         Holding & Other Investment Offices              5,524,334          --      --        5,524,334
         Home Furniture, Furnishings &
            Equipment Stores                             2,026,053          --      --        2,026,053
         Industrial & Commercial Machinery/
            Computer Equipment                          31,790,191          --      --       31,790,191
         Insurance Agents, Brokers & Service               391,500          --      --          391,500
         Insurance Carriers                              8,465,963          --      --        8,465,963
         Leather & Leather Products                      1,236,338          --      --        1,236,338
         Measuring, Analyzing & Controlling
            Instruments                                 11,115,828          --      --       11,115,828
         Metal Mining                                    1,106,108          --      --        1,106,108
         Miscellaneous Manufacturing Industries            481,333          --      --          481,333
         Miscellaneous Retail                            7,111,792          --      --        7,111,792
         Motion Pictures                                 5,054,401          --      --        5,054,401
         Motor Freight Transportation & Warehousing        561,707          --      --          561,707
         Non-Depository Credit Institutions              2,865,577          --      --        2,865,577
         Oil & Gas Extraction                            8,349,074          --      --        8,349,074
         Paper & Allied Products                           568,788          --      --          568,788
         Personal Services                                 168,280          --      --          168,280

The accompanying notes are an integral part of the financial statements.

SCHRODER NORTH AMERICAN EQUITY FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2009

                                                        LEVEL 1       LEVEL 2    LEVEL 3       TOTAL
                                                      -----------    ---------   -------   ------------
INVESTMENTS IN SECURITIES (CONTINUED)
      United States (continued)
      Petroleum Refining                              $ 23,827,558   $      --     $--     $ 23,827,558
         Pipelines, Except Natural Gas                   1,030,227          --      --        1,030,227
         Primary Metal Industries                        2,036,025          --      --        2,036,025
         Printing, Publishing & Allied Industries          914,857          --      --          914,857
         Railroad Transportation                         4,723,128          --      --        4,723,128
         Rubber & Miscellaneous Plastic Products           180,080          --      --          180,080
         Security & Commodity Brokers, Dealers,
            Exchanges & Services                         9,495,712          --      --        9,495,712
         Stone, Clay, Glass and Concrete Products          271,420          --      --          271,420
         Tobacco Products                                4,760,074          --      --        4,760,074
         Transportation By Air                             167,324          --      --          167,324
         Transportation Equipment                        8,341,364          --      --        8,341,364
         Transportation Services                         1,697,235          --      --        1,697,235
         Water Transportation                            1,432,032          --      --        1,432,032
         Wholesale Trade-Durable Goods                   2,344,868          --      --        2,344,868
         Wholesale Trade-Non-Durable Goods               3,822,530          --      --        3,822,530
                                                      ------------   ---------     ---     ------------
                                                       331,389,319          --      --      331,389,319
                                                      ------------   ---------     ---     ------------
   Rights
      United States                                          3,424          --      --            3,424
                                                      ------------   ---------     ---     ------------
   Short-Term Investment                                 7,750,393          --      --        7,750,393
                                                      ------------   ---------     ---     ------------
   Total Investments in Securities                    $373,870,525   $ 138,044     $--     $374,008,569
                                                      ============   =========     ===     ============
OTHER FINANCIAL INSTRUMENTS
Forwards -- Unrealized Appreciation                   $         --   $ 315,018     $--     $    315,018
Forwards -- Unrealized Depreciation                             --    (200,696)     --         (200,696)
Futures -- Unrealized Depreciation                            (327)         --      --             (327)
                                                      ------------   ---------     ---     ------------
Total Other Financial Instruments                     $       (327)  $ 114,322     $--     $    113,995
                                                      ============   =========     ===     ============

FUTURES CONTRACTS -- The Fund had the following futures contracts outstanding as of October 31, 2009:

                 NUMBER OF                                  NET UNREALIZED
                 CONTRACTS      VALUE     EXPIRATION DATE    DEPRECIATION
                 ---------   ----------   ---------------   --------------
LONG:
S&P 500 E-Mini      139      $7,179,350       Dec-09           $(327)
                                                               =====

FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund had the following forward foreign currency contracts outstanding as of October 31, 2009:

                                                         NET UNREALIZED
SETTLEMENT                                                APPRECIATION
   DATE      CURRENCY TO DELIVER   CURRENCY TO RECEIVE   (DEPRECIATION)
----------   -------------------   -------------------   --------------
11/13/2009      USD  6,315,450        CAD  6,613,106       $(200,696)
11/13/2009      CAD 38,242,467        USD 35,675,598         315,018
                                                           ---------
                                                           $ 114,322
                                                           =========

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

  Principal
   Amount $                                                          Value $
-------------                                                    ---------------
                U.S. GOVERNMENT
                MORTGAGE-BACKED
                OBLIGATIONS - 45.2%
                FHLMC Gold
      277,591      6.500%, 07/01/32                                      300,453
       21,239      6.000%, 12/01/28                                       22,837
    1,715,578      5.000%, 08/01/33                                    1,785,237
           38   FHLMC IO REMIC
                   1,169.001%, 01/15/22 (6)                                  807
                FHLMC REMIC
    1,413,000      6.000%, 11/15/30                                    1,501,805
    1,567,000      5.500%, 09/15/27                                    1,627,848
      409,418      4.750%, 12/15/34                                      425,718
      224,000   FHLMC TBA
                   4.500%, 11/15/24                                      232,610
    1,375,212   FHLMC
                   5.000%, 11/01/36                                    1,428,686
    2,310,051   FHLMC (1)
                   5.732%, 04/01/37                                    2,442,795
                FNMA REMIC
      539,124      6.500%, 12/25/23                                      586,804
    1,842,000      6.000%, 07/25/30                                    1,964,005
      802,404      5.500%, 07/25/34                                      851,867
    1,951,139      4.500%, 08/25/23                                    1,994,588
      611,417   FNMA REMIC (1)
                   0.494%, 07/25/36                                      601,895
                FNMA TBA
      810,000      6.500%, 12/25/39                                      866,321
   16,100,000      6.000%, 12/25/39                                   17,040,852
    7,750,000      5.500%, 12/25/39                                    8,125,394
    3,540,000      5.000%, 12/25/39                                    3,653,945
    2,080,000      4.500%, 11/25/24                                    2,160,600
      600,000      4.500%, 11/25/39                                      607,313
                FNMA
      106,754      7.500%, 12/01/29                                      120,816
          136      7.000%, 12/01/10                                          139
      142,963      6.000%, 12/01/28                                      153,827
      231,984      6.000%, 10/01/29                                      249,540
    3,921,663      6.000%, 05/01/38                                    4,174,332
      206,406      5.500%, 10/01/32                                      218,439
    2,051,931      5.500%, 07/01/33                                    2,170,912
    4,373,732      5.500%, 10/01/35                                    4,623,242
    2,775,693      5.500%, 12/01/35                                    2,934,039
    3,378,069      5.000%, 06/01/35                                    3,513,119
    4,956,175      5.000%, 11/01/35                                    5,151,217
                GNMA REMIC
    1,884,075      5.000%, 12/20/29                                    1,970,123
       87,830      4.500%, 08/20/35                                       91,683
                GNMA
       22,063      8.000%, 11/15/17                                       24,208
       16,151      8.000%, 06/15/26                                       18,502
      111,627      7.000%, 09/15/23                                      122,815

  Principal
   Amount $                                                           Value $
-------------                                                    ---------------
      222,588      5.500%, 07/15/34                                      236,392
      970,630      5.500%, 11/15/38                                    1,026,882
                                                                 ---------------
                TOTAL U.S. GOVERNMENT
                   MORTGAGE-BACKED
                   OBLIGATIONS
                   (Cost $73,661,002)                                 75,022,607
                                                                 ---------------
                CORPORATE
                OBLIGATIONS (4) - 39.8%
      325,000   ACCO Brands (2)
                   10.625%, 03/15/15                                     349,375
    1,015,000   Achmea Hypotheekbank (2)
                   3.200%, 11/03/14                                    1,021,351
      350,000   Alliance One International (2)
                   10.000%, 07/15/16                                     365,750
      325,000   America Movil (2)
                   5.000%, 10/16/19                                      318,337
      245,000   American Tower (2)
                   7.250%, 05/15/19                                      270,112
      510,000   Anadarko Petroleum
                   5.750%, 06/15/14                                      549,129
                Anheuser Busch InBev Worldwide (2)
      250,000      7.750%, 01/15/19                                      291,822
      770,000      5.375%, 11/15/14                                      819,603
      555,000   ArcelorMittal
                   7.000%, 10/15/39                                      524,814
      255,000   Atlas Energy Operating LLC (2)
                   10.750%, 02/01/18                                     271,575
      255,000   Atmos Energy
                   8.500%, 03/15/19                                      314,235
      310,000   Ball
                   7.125%, 09/01/16                                      318,525
                Bank of America
    2,135,000      6.100%, 06/15/17                                    2,163,825
      335,000      6.000%, 09/01/17                                      342,553
    1,005,000      5.650%, 05/01/18                                    1,017,484
      375,000   Bank of New York Mellon
                   4.300%, 05/15/14                                      395,622
      895,000   Barclays Bank
                   6.750%, 05/22/19                                    1,008,196
      260,000   Basic Energy Services (2)
                   11.625%, 08/01/14                                     276,900
      450,000   BAT International Finance (2)
                   9.500%, 11/15/18                                      580,595
      440,000   Berry Plastics Escrow LLC (2)
                   8.250%, 11/15/15                                      435,050
      255,000   Boise Paper Holdings LLC (2)
                   9.000%, 11/01/17                                      258,825
      360,000   Cablevision Systems (2)
                   8.625%, 09/15/17                                      374,400
      210,000   CareFusion (2)
                   6.375%, 08/01/19                                      226,896

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

OCTOBER 31, 2009

  Principal
   Amount $                                                          Value $
-------------                                                    ---------------
      385,000   Case New Holland (2)
                   7.750%, 09/01/13                                      384,037
      315,000   CBS
                   8.875%, 05/15/19                                      356,385
      370,000   Cenovus Energy (2)
                   6.750%, 11/15/39                                      405,596
    1,360,000   CenturyTel
                   7.600%, 09/15/39                                    1,334,496
      475,000   Cequel Communications
                   Holding I LLC (2)
                   8.625%, 11/15/17                                      468,255
      325,000   Chubb
                   6.500%, 05/15/38                                      375,932
      310,000   Cincinnati Bell
                   8.250%, 10/15/17                                      307,675
      350,000   Citigroup
                   8.500%, 05/22/19                                      409,809
      255,000   Clean Harbors (2)
                   7.625%, 08/15/16                                      262,650
      425,000   Complete Production Services
                   8.000%, 12/15/16                                      404,812
      800,000   COX Communications
                   5.450%, 12/15/14                                      859,682
                Credit Suisse NY
      230,000      5.500%, 05/01/14                                      249,661
      525,000      5.300%, 08/13/19                                      544,007
      465,000   Crown Castle International
                   7.125%, 11/01/19                                      460,350
                CVS Caremark
      380,000      6.600%, 03/15/19                                      424,540
      540,000      6.125%, 09/15/39                                      547,384
      450,000      5.750%, 06/01/17                                      484,916
    2,800,000   Danske Bank (2)
                   2.500%, 05/10/12                                    2,859,853
      240,000   DirecTV Holdings LLC (2)
                   5.875%, 10/01/19                                      247,216
      195,000   Dow Chemical
                   8.550%, 05/15/19                                      222,989
      255,000   Dynegy Holdings
                   8.375%, 05/01/16                                      239,062
      135,000   El Paso
                   8.250%, 02/15/16                                      140,427
      345,000   Eli Lilly
                   5.950%, 11/15/37                                      382,108
      530,000   Embraer Overseas
                   6.375%, 01/15/20                                      504,825
      345,000   EnCana
                   6.500%, 05/15/19                                      383,930
      610,000   Energy Transfer Partners LP
                   9.000%, 04/15/19                                      738,268
      360,000   Enterprise Products Operating LLC
                   6.125%, 10/15/39                                      361,958
      195,000   EQT
                   8.125%, 06/01/19                                      223,809
      960,000   France Telecom
                   4.375%, 07/08/14                                    1,013,352

  Principal
   Amount $                                                          Value $
-------------                                                    ---------------
      505,000   Freedom Group (2)
                   10.250%, 08/01/15                                     535,300
      375,000   Frontier Communications
                   8.125%, 10/01/18                                      378,281
      305,000   General Electric Capital MTN
                   6.000%, 08/07/19                                      321,175
      465,000   General Mills
                   5.650%, 02/15/19                                      502,786
      390,000   Geo Group (2)
                   7.750%, 10/15/17                                      397,800
      380,000   Global Aviation Holdings (2)
                   14.000%, 08/15/13                                     378,100
      280,000   Global Crossing (2)
                   12.000%, 09/15/15                                     301,700
      750,000   Goldman Sachs Group
                   7.500%, 02/15/19                                      878,560
      140,000   Goodyear Tire & Rubber (1)
                   5.010%, 12/01/09                                      140,000
      190,000   HCA
                   9.250%, 11/15/16                                      199,025
      200,000   HCA (2)
                   7.875%, 02/15/20                                      206,500
      465,000   HCP
                   6.700%, 01/30/18                                      462,759
      300,000   Helix Energy Solutions Group (2)
                   9.500%, 01/15/16                                      309,750
      280,000   HJ Heinz Finance (2)
                   7.125%, 08/01/39                                      323,197
      160,000   Holcim US Finance (2)
                   6.000%, 12/30/19                                      164,992
      630,000   HSBC Holdings
                   6.800%, 06/01/38                                      725,664
      350,000   Huntsman International LLC (2)
                   5.500%, 06/30/16                                      304,500
      150,000   Intelsat
                   9.250%, 06/15/16                                      153,330
      255,000   Iron Mountain
                   8.375%, 08/15/21                                      265,200
    1,810,000   JPMorgan Chase Bank
                   6.000%, 10/01/17                                    1,930,932
      350,000   JPMorgan Chase Capital XXVII
                   7.000%, 11/01/39                                      353,451
                Kraft Foods
      260,000      6.500%, 11/01/31                                      267,554
      340,000      6.125%, 08/23/18                                      362,081
      380,000   Lorillard Tobacco
                   8.125%, 06/23/19                                      423,229
       90,000   Magellan Midstream Partners LP
                   6.550%, 07/15/19                                       99,403
      340,000   Marathon Oil
                   7.500%, 02/15/19                                      399,284
      435,000   Massey Energy
                   6.875%, 12/15/13                                      431,737
      590,000   McDonald's
                   6.300%, 03/01/38                                      669,816

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

OCTOBER 31, 2009

  Principal
   Amount $                                                          Value $
-------------                                                    ---------------
      330,000   McKesson
                   7.500%, 02/15/19                                      388,878
      505,000   Midamerican Energy Holdings
                   5.750%, 04/01/18                                      540,841
      510,000   Mirant Americas Generation LLC
                   8.500%, 10/01/21                                      456,450
                Morgan Stanley
      400,000      7.300%, 05/13/19                                      448,942
      250,000      6.000%, 05/13/14                                      268,632
      465,000   Navios Maritime Holdings (2)
                   8.875%, 11/01/17                                      474,300
      125,000   Nevada Power, Series L
                   5.875%, 01/15/15                                      135,806
      705,000   Newmont Mining
                   6.250%, 10/01/39                                      689,814
      320,000   News America
                   6.650%, 11/15/37                                      335,295
                Nexen
      370,000      7.500%, 07/30/39                                      409,908
      110,000      6.200%, 07/30/19                                      115,422
      345,000   Nordstrom
                   6.750%, 06/01/14                                      384,827
      275,000   Norfolk Southern
                   5.900%, 06/15/19                                      304,477
      150,000   Pemex Project Funding Master Trust
                   5.750%, 03/01/18                                      149,250
      245,000   Peninsula Gaming LLC (2)
                   8.375%, 08/15/15                                      244,388
      490,000   Petrobras International Finance
                   5.750%, 01/20/20                                      490,980
      255,000   Pinnacle Entertainment (2)
                   8.625%, 08/01/17                                      255,000
      440,000   Plains All American Pipeline
                   8.750%, 05/01/19                                      534,983
      830,000   PNC Bank
                   6.875%, 04/01/18                                      887,801
      660,000   ProLogis
                   7.375%, 10/30/19                                      663,229
      295,000   QVC (2)
                   7.500%, 10/01/19                                      293,525
      165,000   Qwest
                   7.625%, 06/15/15                                      167,475
      825,000   Rabobank Nederland (2)
                   4.200%, 05/13/14                                      861,119
      115,000   Rabobank Nederland (1)(2)
                   11.000%, 12/31/49                                     144,738
                Royal Bank of Scotland (2)
      930,000      4.875%, 08/25/14                                      947,527
    2,230,000      2.625%, 05/11/12                                    2,280,880
      510,000   Sabine Pass LNG LP
                   7.500%, 11/30/16                                      433,500
       80,000   Safeway
                   5.000%, 08/15/19                                       81,262
      240,000   SBA Telecommunications (2)
                   8.000%, 08/15/16                                      249,600

  Principal
   Amount $                                                          Value $
-------------                                                    ---------------
      390,000   Sinclair Television Group (2)
                   9.250%, 11/01/17                                      386,100
      255,000   Smithfield Foods (2)
                   10.000%, 07/15/14                                     269,025
      315,000   Spirit Aerosystems (2)
                   7.500%, 10/01/17                                      314,213
      120,000   Sprint Capital
                   8.375%, 03/15/12                                      122,100
      300,000   Sprint Nextel
                   8.375%, 08/15/17                                      291,000
      750,000   Svenska Handelsbanken (2)
                   4.875%, 06/10/14                                      788,102
    1,460,000   Swedbank (2)
                   2.900%, 01/14/13                                    1,498,217
      400,000   Talecris Biotherapeutics Holdings (2)
                   7.750%, 11/15/16                                      407,000
      245,000   Talisman Energy
                   7.750%, 06/01/19                                      291,699
      200,000   Teck Resources
                   10.750%, 05/15/19                                     234,000
      735,000   Telecom Italia Capital
                   6.175%, 06/18/14                                      798,134
      320,000   Terra Capital (2)
                   7.750%, 11/01/19                                      323,200
      255,000   Univision Communications (2)
                   12.000%, 07/01/14                                     276,994
      260,000   US Bancorp
                   4.200%, 05/15/14                                      271,857
      440,000   US Bank
                   4.950%, 10/30/14                                      473,667
      155,000   Vale Overseas
                   5.625%, 09/15/19                                      155,481
      445,000   Ventas Realty
                   6.750%, 04/01/17                                      429,425
      280,000   Verizon Communications
                   8.750%, 11/01/18                                      350,281
      360,000   Viacom
                   5.625%, 09/15/19                                      373,720
                Virginia Electric and Power
      310,000      8.875%, 11/15/38                                      439,605
      210,000      5.000%, 06/30/19                                      219,191
      325,000   Vitamin Shoppe (1)
                   7.940%, 11/15/12                                      325,813
    1,000,000   Wachovia Bank (1)
                   0.863%, 11/03/14                                      915,826
    1,385,000   Wells Fargo
                   3.750%, 10/01/14                                    1,386,087
      255,000   Yonkers Racing (2)
                   11.375%, 07/15/16                                     266,475
                Yum! Brands
      645,000      6.875%, 11/15/37                                      705,720
      130,000      5.300%, 09/15/19                                      131,829
                                                                 ---------------
                TOTAL CORPORATE OBLIGATIONS
                   (Cost $62,197,285)                                 66,062,674
                                                                 ---------------

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

OCTOBER 31, 2009

  Principal
   Amount $                                                          Value $
-------------                                                    ---------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.5%
    3,700,000   FHLB (3)
                   0.573%, 06/11/10                                    3,695,449
    7,000,000   FHLMC (3)
                   0.522%, 07/16/10                                    6,987,540
                                                                 ---------------
                TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                   (Cost $10,661,009)                                 10,682,989
                                                                 ---------------
                COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 6.3%
    1,641,000   Banc of America Commercial
                   Mortgage Securities, Series 2002-PB2,
                   Class A4
                   6.186%, 06/11/35                                    1,738,239
    1,020,000   Bear Stearns Commercial Mortgage
                   Securities, Series 2002-TOP6, Class A2
                   6.460%, 10/15/36                                    1,083,352
    1,150,000   Bear Stearns Commercial Mortgage
                   Securities, Series 2005-T20, Class A4A (1)
                   5.298%, 10/12/42                                    1,165,373
      243,409   First Union National Bank Commercial
                   Mortgage Securities, Series 2000-C1,
                   Class A2
                   7.841%, 05/17/32                                      245,440
      683,091   GE Capital Commercial Mortgage
                   Securities, Series 2002-2A, Class A2
                   4.970%, 08/11/36                                      710,461
    1,220,000   LB-UBS Commercial Mortgage Trust,
                   Series 2001-C7, Class A5
                   6.133%, 12/15/30                                    1,289,764
      510,000   LB-UBS Commercial Mortgage Trust,
                   Series 2002-C7, Class A4
                   4.960%, 12/15/31                                      530,446
    1,790,000   Morgan Stanley Capital I,
                   Series 2003-T11, Class A4
                   5.150%, 06/13/41                                    1,856,842
    1,780,000   Wachovia Bank Commercial Mortgage
                   Trust, Series 2005-C19, Class A5
                   4.661%, 05/15/44                                    1,797,360
                                                                 ---------------
                TOTAL COMMERCIAL MORTGAGE-BACKED OBLIGATIONS
                   (Cost $10,035,350)                                 10,417,277
                                                                 ---------------

  Principal
   Amount $                                                          Value $
-------------                                                    ---------------
                U.S. TREASURY OBLIGATIONS (4) - 4.2%
    3,855,000   U.S. Treasury Bond
                   4.250%, 05/15/39                                    3,864,036
                U.S. Treasury Notes
      795,000      3.625%, 08/15/19                                      810,528
    2,080,000      2.375%, 10/31/14                                    2,084,875
      270,000      1.375%, 10/15/12                                      269,810
                                                                 ---------------
                TOTAL U.S. TREASURY OBLIGATIONS
                   (Cost $6,978,181)                                   7,029,249
                                                                 ---------------
                COLLATERALIZED MORTGAGE
                   OBLIGATIONS - 0.0%
       42,165   Residential Accredit Loans,
                   Series 1999-QS4, Class A1
                   6.250%, 03/25/14                                       41,930
       17,849   Salomon Brothers Mortgage Securities
                   VII, Series 2001-CPB1, Class A (1)
                   4.211%, 12/25/30                                       17,397
                                                                 ---------------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                   (Cost $60,422)                                         59,327
                                                                 ---------------

    Shares
-------------
                SHORT-TERM INVESTMENT (5) - 18.5%
   30,655,849   JPMorgan Prime Money Market Fund, 0.110%
                   (Cost $30,655,849)                                 30,655,849
                                                                 ---------------
                TOTAL INVESTMENTS - 120.5%
                   (Cost $194,249,098)                               199,929,972
                                                                 ---------------
                OTHER LIABILITIES IN EXCESS OF
                   OTHER ASSETS - (20.5)%                            (34,078,022)
                                                                 ---------------
                NET ASSETS - 100.0%                              $   165,851,950
                                                                 ===============

The accompanying notes are an integral part of the financial statements.

SCHRODER TOTAL RETURN FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2009

(1)  Variable Rate Security - Rate disclosed is as of October 31, 2009.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On October 31, 2009, the value of these securities amounted to $23,690,440, representing 14.3% of the net assets of the Fund.

(3) Zero Coupon Security -- Rate disclosed is the effective yield at time of purchase.

(4) Security, or portion of the security, has been pledged as collateral on open derivative positions and mortgage dollar rolls.

(5)  The rate shown represents the 7-day current yield as of October 31, 2009.

(6) Security considered illiquid. On October 31, 2009, the value of this security amounted to $807, representing less than 0.1% of the net assets of the Fund.

FHLB - Federal Home Loan Bank

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

IO - Interest Only Security

LLC - Limited Liability Company

LP - Limited Partnership

MTN - Medium Term Note

NY - New York

REMIC - Real Estate Mortgage Investment Conduit

TBA - To Be Announced

The following is a summary of inputs used as of October 31, 2009, in valuing the Fund's investments carried at value:

                                                LEVEL 1        LEVEL 2     LEVEL 3       TOTAL
                                              -----------   ------------   -------   ------------
INVESTMENTS IN SECURITIES
U.S. Government Mortgage-Backed Obligations   $        --   $ 75,022,607     $--     $ 75,022,607
Corporate Obligations                                  --     66,062,674      --       66,062,674
U.S. Government Agency Obligations                     --     10,682,989      --       10,682,989
Commercial Mortgage-Backed Obligations                 --     10,417,277      --       10,417,277
U.S. Treasury Obligations                              --      7,029,249      --        7,029,249
Collateralized Mortgage Obligations                    --         59,327      --           59,327
Short-Term Investment                          30,655,849             --      --       30,655,849
                                              -----------   ------------     ---     ------------
Total Investments in Securities               $30,655,849   $169,274,123     $--     $199,929,972
                                              ===========   ============     ===     ============
OTHER FINANCIAL INSTRUMENTS
Futures -- Unrealized Appreciation            $   182,781   $         --     $--     $    182,781
Futures -- Unrealized Depreciation               (207,741)            --      --         (207,741)
                                              -----------   ------------     ---     ------------
Total Other Financial Instruments             $   (24,960)  $         --     $--     $    (24,960)
                                              ===========   ============     ===     ============

FUTURES CONTRACTS -- The Fund had the following futures contracts outstanding as of October 31, 2009:

                                  NUMBER                               NET UNREALIZED
                                    OF                    EXPIRATION    APPRECIATION
                                CONTRACTS      VALUE         DATE      (DEPRECIATION)
                                ---------   -----------   ----------   --------------
LONG:
   Canadian 10 Year Bond            44      $ 4,904,485     Dec-09       $  28,860
   U.S. Treasury 5 Year Note        56        6,521,375     Dec-09          35,145
   U.S. Treasury 2 Year Note       128       27,854,000     Dec-09         118,776
   U.S. Long Bond                    5          600,781     Dec-09          (1,602)
                                                                         ---------
                                                                         $ 181,179
                                                                         ---------
SHORT:
   U.S. Treasury 10 Year Note      163      $19,333,328     Dec-09       $(206,139)
                                                                         ---------
                                                                         $ (24,960)
                                                                         =========

The accompanying notes are an integral part of the financial statements.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

    Shares                                                           Value $
-------------                                                    ---------------
                EQUITIES - 43.7%
                DOMESTIC EQUITY - 19.2%
      139,225   Schroder U.S. Small and Mid Cap
                   Opportunities Fund (1)                              1,304,541
                                                                 ---------------
                INTERNATIONAL EQUITIES - 24.5%
        3,175   iShares MSCI EAFE Index Fund                             169,228
        2,846   iShares MSCI EMU Index Fund                              103,224
       11,209   iShares MSCI Pacific ex-Japan Index Fund                 443,764
       26,797   Schroder Emerging Market Equity Fund (1)                 303,884
       16,543   Schroder International Alpha Fund (1)                    148,883
       62,887   Schroder International Diversified
                   Value Fund (1)                                        497,439
                                                                 ---------------
                                                                       1,666,422
                                                                 ---------------
                TOTAL EQUITIES
                   (Cost $2,344,246)                                   2,970,963
                                                                 ---------------
                FIXED INCOME - 33.3%
                CORPORATE BOND - 9.4%
        6,029   iShares iBoxx Investment Grade
                   Corporate Bond Fund                                   637,145
                                                                 ---------------
                EMERGING MARKET
                BONDS - 13.7%
       41,743   PIMCO Developing Local Markets Fund                      413,676
       32,707   PIMCO Emerging Markets Bond Fund                         334,920
        7,179   PowerShares Emerging Markets
                   Sovereign Debt Portfolio                              185,936
                                                                 ---------------
                                                                         934,532
                HIGH YIELD BONDS - 10.2%
       97,052   Goldman Sachs High Yield Fund                            661,896
        3,744   T. Rowe Price High Yield Fund                             34,183
                                                                 ---------------
                                                                         696,079
                                                                 ---------------
                TOTAL FIXED INCOME
                   (Cost $2,070,983)                                   2,267,756
                                                                 ---------------
                COMMODITIES - 9.9%
       83,869   PIMCO Commodity RealReturn Strategy Fund
                   (Cost $591,859)                                       676,821
                                                                 ---------------
                REAL ESTATE - 4.5%
        3,035   iShares Dow Jones U.S. Real Estate Index Fund            123,069
        5,865   iShares S&P World ex-U.S. Property Index Fund            181,698
                                                                 ---------------
                TOTAL REAL ESTATE
                   (Cost $379,849)                                       304,767
                                                                 ---------------

    Shares                                                           Value $
-------------                                                    ---------------
                INFRASTRUCTURE - 3.6%
      132,338   HSBC Infrastructure
                   (Cost $241,974)                                       247,539
                                                                 ---------------
                ABSOLUTE RETURN - 1.5%
        6,319   Highbridge Statistical Market Neutral
                   Select Fund, Class A
                   (Cost $95,038)                                        100,978
                                                                 ---------------
                PRIVATE EQUITY - 0.7%
        5,534   PowerShares Listed Private
                   Equity Portfolio
                   (Cost $64,018)                                         48,589
                                                                 ---------------
                SHORT-TERM INVESTMENT (2) - 1.2%
       80,180   JPMorgan Prime Money Market Fund, 0.110%
                   (Cost $80,180)                                         80,180
                                                                 ---------------
                TOTAL INVESTMENTS - 98.4%
                   (Cost $5,868,147)                                   6,697,593
                                                                 ---------------
                OTHER ASSETS LESS LIABILITIES - 1.6%                     108,707
                                                                 ---------------
                   NET ASSETS - 100.0%                           $     6,806,300
                                                                 ===============

(1)  Affiliated fund.

(2)  The rate shown represents the 7-day current yield as of October 31, 2009.

DJ - Dow Jones

EAFE - Europe, Australasia, and the Far East

EMU - European Monetary Unit

EUR - Euro

FTSE - Financial Times and London Stock Exchange

GBP - British Pound Sterling

JPY - Japanese Yen

MSCI - Morgan Stanley Capital International

NOK - Norwegian Krone

S&P - Standard & Poor's

SEK - Swedish Krona

USD - United States Dollar

The accompanying notes are an integral part of the financial statements.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

OCTOBER 31, 2009

The following is a summary of inputs used as of October 31, 2009, in valuing the Fund's investments carried at value:

                                        LEVEL 1     LEVEL 2   LEVEL 3     TOTAL
                                      ----------   --------   -------   ----------
INVESTMENTS IN SECURITIES
   Equities
      Domestic Equity                 $1,304,541   $     --     $--     $1,304,541
      International Equities           1,666,422         --      --      1,666,422
                                      ----------   --------     ---     ----------
                                       2,970,963         --      --      2,970,963
   Fixed Income
      Corporate Bond                     637,145         --      --        637,145
      Emerging Market Bonds              934,532         --      --        934,532
      High Yield Bonds                   696,079         --      --        696,079
                                      ----------   --------     ---     ----------
                                       2,267,756         --      --      2,267,756
                                      ----------   --------     ---     ----------
   Commodities                           676,821         --      --        676,821
                                      ----------   --------     ---     ----------
   Real Estate                           304,767         --      --        304,767
                                      ----------   --------     ---     ----------
   Infrastructure                        247,539         --      --        247,539
                                      ----------   --------     ---     ----------
   Absolute Return                       100,978         --      --        100,978
                                      ----------   --------     ---     ----------
   Private Equity                         48,589         --      --         48,589
                                      ----------   --------     ---     ----------
   Short-Term Investment                  80,180         --      --         80,180
                                      ----------   --------     ---     ----------
Total Investments in Securities       $6,697,593   $     --     $--     $6,697,593
                                      ==========   ========     ===     ==========
OTHER FINANCIAL INSTRUMENTS
Forwards -- Unrealized Appreciation   $       --   $ 13,942     $--     $   13,942
Forwards -- Unrealized Depreciation           --    (24,732)     --        (24,732)
Futures -- Unrealized Appreciation        70,212         --      --         70,212
Futures -- Unrealized Depreciation       (27,900)        --      --        (27,900)
                                      ----------   --------     ---     ----------
Total Other Financial Instruments     $   42,312   $(10,790)    $--     $   31,522
                                      ==========   ========     ===     ==========

FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund had the following forward foreign currency contracts outstanding as of October 31, 2009:

                                                         NET UNREALIZED
SETTLEMENT                                                APPRECIATION
DATE         CURRENCY TO DELIVER   CURRENCY TO RECEIVE   (DEPRECIATION)
----------   -------------------   -------------------   --------------
12/17/2009   EUR          93,819   SEK         949,475      $ (4,096)
12/17/2009   EUR         448,645   USD         656,613        (3,284)
12/17/2009   GBP          97,340   USD         161,419         1,750
11/19/2009   JPY      31,641,662   USD         334,889       (16,877)
12/17/2009   SEK         949,475   EUR          92,278         1,830
12/17/2009   USD         274,494   NOK       1,631,179         9,887
                                                            --------
                                                            $(10,790)
                                                            ========

The accompanying notes are an integral part of the financial statements.

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2009

FUTURES CONTRACTS -- The Fund had the following futures contracts outstanding as of October 31, 2009:

                                  NUMBER                              NET UNREALIZED
                                    OF                   EXPIRATION    APPRECIATION
                                CONTRACTS      VALUE        DATE      (DEPRECIATION)
                                ---------   ----------   ----------   --------------
LONG:
   FTSE 100 Index                    3      $  246,169     Dec-09        $    280
   DJ Euro Stoxx 50                  8         320,819     Dec-09         (12,871)
   S&P 500 E-Mini                   16         826,400     Dec-09          (3,534)
                                                                         --------
                                                                         $(16,125)
                                                                         --------
SHORT:
   Russell Mini                     23      $1,288,920     Dec-09        $ 69,932
   U.S. Treasury 10 Year Note        6         711,656     Dec-09         (11,495)
                                                                         --------
                                                                         $ 58,437
                                                                         --------
                                                                         $ 42,312
                                                                         ========

The accompanying notes are an integral part of the financial statements.

                       This page intentionally left blank.

SCHRODER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2009

                                                                                   INTERNATIONAL     EMERGING
                                                                   INTERNATIONAL    DIVERSIFIED       MARKET
                                                                       ALPHA           VALUE          EQUITY
                                                                       FUND            FUND            FUND
                                                                   -------------   -------------   ------------
ASSETS
   Investments in securities, at value -- Note 2 ...............    $ 55,722,808    $10,524,780     $48,062,404
   Foreign currency ............................................               8          1,378         105,805
   Receivable for securities sold ..............................         949,006        270,506         190,922
   Receivable for Fund shares sold .............................          58,041             --         979,537
   Dividends and tax reclaims receivable .......................         214,488         48,444          88,564
   Prepaid expenses ............................................          21,109         22,126          17,075
   Due from Investment Advisor -- Note 3 .......................              --          2,014              --
   Unrealized appreciation on spot foreign currency contracts ..           6,160          1,144             860
   Initial margin for futures contracts ........................              --             --              --
   Unrealized appreciation on forward foreign currency
      contracts ................................................              --             --              --
   Variation margin receivable .................................              --             --              --
                                                                    ------------    -----------     -----------
      TOTAL ASSETS                                                    56,971,620     10,870,392      49,445,167
LIABILITIES
   Payable for securities purchased ............................       1,519,689        217,052       1,723,250
   Unrealized depreciation on spot foreign currency contracts ..           7,536            411           2,476
   Variation margin payable ....................................              --             --              --
   Income distributions payable ................................              --             --              --
   Unrealized depreciation on forward foreign currency
      contracts ................................................              --             --              --
   Payable for Fund shares redeemed ............................          18,950             --          98,201
   Investment Advisory fees payable -- Note 3 ..................          40,335             --          30,529
   Sub-administration fees payable -- Note 3 ...................           7,284          1,403           5,773
   Trustees' fees payable -- Note 6 ............................             960            660             888
   Distribution fees payable, Advisor Shares -- Note 3 .........           8,387            295           2,250
   Accrued expenses and other liabilities ......................          72,710         78,833          81,416
                                                                    ------------    -----------     -----------
      TOTAL LIABILITIES ........................................       1,675,851        298,654       1,944,783
                                                                    ------------    -----------     -----------
   NET ASSETS ..................................................    $ 55,295,769    $10,571,738     $47,500,384
                                                                    ============    ===========     ===========
NET ASSETS
   Capital paid-in .............................................    $ 65,390,301    $13,813,199     $46,281,577
   Undistributed (accumulated net investment loss/distributions
      in excess of) net investment income ......................         640,305        256,632         266,624
   Accumulated net realized gain (loss) on investments, futures
      and foreign currency transactions ........................     (18,749,575)    (3,631,675)     (5,268,126)
   Net unrealized appreciation (depreciation) on investments ...       8,011,833        133,334       6,217,135
   Net unrealized deprecation on futures .......................              --             --              --
   Net unrealized appreciation (deprecation) on forward foreign
      currency contracts and foreign currency translations .....           2,905            248           3,174
                                                                    ------------    -----------     -----------
   NET ASSETS ..................................................    $ 55,295,769    $10,571,738     $47,500,384
                                                                    ============    ===========     ===========
Investor Shares:
   Net assets ..................................................    $ 15,877,765    $ 9,229,735     $33,479,464
   Total shares outstanding at end of year .....................       1,764,978      1,166,866       2,951,192
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ........................    $       9.00    $      7.91     $     11.34
Advisor Shares:
   Net assets ..................................................    $ 39,418,004    $ 1,342,003     $14,020,920
   Total shares outstanding at end of year .....................       4,392,679        169,735       1,238,988
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding) ........................    $       8.97    $      7.91     $     11.32
Cost of securities .............................................    $ 47,710,975    $10,391,446     $41,845,269
Cost of foreign currency .......................................    $          8    $     1,382     $   105,754

The accompanying notes are an integral part of the financial statements.

                  U.S. SMALL        NORTH          TOTAL
     U.S.        AND MID CAP       AMERICAN     RETURN FIXED
OPPORTUNITIES   OPPORTUNITIES      EQUITY          INCOME
     FUND            FUND           FUND            FUND
-------------   -------------   -------------   ------------

$166,721,305     $44,225,847    $ 374,008,569   $199,929,972
          --              --               --             --
     665,310         833,515       14,204,399     33,015,984
      55,261         225,453               --      4,435,660
      71,801           5,665          537,947      1,283,077
      29,054          17,018           30,622         38,531
          --              --               --             --
          --              --               --             --
          --              --          865,465        296,933
          --              --          315,018             --
          --              --               --        104,155
------------     -----------    -------------   ------------
 167,542,731      45,307,498      389,962,020    239,104,312

   1,606,491       5,510,403       13,943,885     72,453,719
          --              95           25,590             --
          --              --          138,431        149,634
          --              --               --        516,143
          --              --          200,696             --
     173,371          23,668               --          1,175
     148,212          13,266           82,149         14,873
      22,421           4,678            4,272         20,464
       1,738             824            3,136          1,618
         865             695               38          1,404
      96,236          67,528          133,668         93,332
------------     -----------    -------------   ------------
   2,049,334       5,621,157       14,531,865     73,252,362
------------     -----------    -------------   ------------
$165,493,397     $39,686,341    $ 375,430,155   $165,851,950
============     ===========    =============   ============

$182,672,993     $38,205,672    $ 503,444,856   $158,769,164

          --         (13,234)       5,073,093       (104,587)

 (33,965,476)     (2,110,269)    (117,200,526)     1,535,300
  16,785,880       3,604,206      (15,957,784)     5,680,874
          --              --             (327)       (24,960)

          --             (34)          70,843         (3,841)
------------     -----------    -------------   ------------
$165,493,397     $39,686,341    $ 375,430,155   $165,851,950
============     ===========    =============   ============

$162,693,847     $36,102,549    $ 375,314,539   $158,899,964
   8,965,960       3,851,547       46,383,134     15,375,436

$      18.15     $      9.37    $        8.09   $      10.33

$  2,799,550     $ 3,583,792    $     115,616   $  6,951,986
     155,412         385,624           14,321        672,119

$      18.01     $      9.29    $        8.07   $      10.34
$149,935,425     $40,621,641    $ 389,966,353   $194,249,098
$         --     $        --    $          --   $         --

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2009

                                                                                                    MULTI-ASSET
                                                                                                      GROWTH
                                                                                                     PORTFOLIO
                                                                                                   ------------
ASSETS
   Investments in securities, at value -- Note 2 ...............................................   $  4,442,846
   Investments in affiliated securities, at value -- Note 2 ....................................      2,254,747
   Initial margin for futures contracts ........................................................        164,240
   Unrealized appreciation on forward foreign currency contracts ...............................         13,942
   Dividends and tax reclaims receivable .......................................................          2,827
   Prepaid expenses ............................................................................         35,950
   Due from Investment Advisor -- Note 3 .......................................................         37,572
   Variation margin receivable .................................................................         37,051
                                                                                                   ------------
      TOTAL ASSETS .............................................................................      6,989,175
LIABILITIES
   Variation margin payable ....................................................................         44,156
   Payable for securities purchased ............................................................         32,575
   Unrealized depreciation on forward foreign currency contracts ...............................         24,732
   Trustees' fees payable -- Note 6 ............................................................            633
   Sub-administration fees payable -- Note 3 ...................................................            895
   Distribution fees payable, A Shares -- Note 3 ...............................................            684
   Distribution fees payable, Advisor Shares -- Note 3 .........................................            760
   Distribution fees payable, R Shares -- Note 3 ...............................................            172
   Accrued expenses and other liabilities ......................................................         78,268
                                                                                                   ------------
      TOTAL LIABILITIES ........................................................................        182,875
                                                                                                   ------------
   NET ASSETS ..................................................................................   $  6,806,300
                                                                                                   ============
NET ASSETS
   Capital paid-in .............................................................................   $ 17,210,075
   Undistributed net investment income .........................................................         70,860
   Accumulated net realized loss on investments, affiliated investments, futures, swap contracts
      and foreign currency transactions ........................................................    (11,337,994)
   Net unrealized appreciation on investments and affiliated investments .......................        829,446
   Net unrealized appreciation on futures ......................................................         42,312
   Net unrealized depreciation on forward foreign currency contracts and foreign currency
      translations .............................................................................         (8,399)
                                                                                                   ------------
   NET ASSETS ..................................................................................   $  6,806,300
                                                                                                   ============
Investor Shares:
   Net assets ..................................................................................   $    607,457
   Total shares outstanding at end of year .....................................................         76,654
   Net asset value, offering and redemption price per share (net assets / shares outstanding) ..   $       7.92
A Shares:
   Net assets ..................................................................................   $  2,496,230
   Total shares outstanding at end of year .....................................................        315,119
   Net asset value and redemption price per share (net assets / shares outstanding) ............   $       7.92
   Maximum offering price per share (A Shares NAV/95.5%) .......................................   $       8.29
Advisor Shares:
   Net assets ..................................................................................   $  3,287,476
   Total shares outstanding at end of year .....................................................        415,349
   Net asset value, offering and redemption price per share (net assets / shares outstanding) ..   $       7.91
R Class Shares:
   Net assets ..................................................................................   $    415,137
   Total shares outstanding at end of year .....................................................         52,535
   Net asset value, offering and redemption price per share (net assets / shares outstanding) ..   $       7.90
Cost of securities .............................................................................   $  4,119,267
Cost of affiliated securities ..................................................................   $  1,748,880

The accompanying notes are an integral part of the financial statements.

                      This page intentionally left blank.

SCHRODER MUTUAL FUNDS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2009

                                                                                         INTERNATIONAL
                                                                         INTERNATIONAL    DIVERSIFIED
                                                                             ALPHA           VALUE
                                                                              FUND            FUND
                                                                         -------------   -------------
INVESTMENT INCOME
   Dividend income ...................................................   $  1,497,289     $   411,111
   Income from affiliated investments ................................             --              --
   Interest income ...................................................          5,003           1,449
   Foreign taxes withheld ............................................       (162,294)        (47,264)
                                                                         ------------     -----------
      TOTAL INCOME ...................................................      1,339,998         365,296
                                                                         ------------     -----------
EXPENSES
   Investment Advisory fees -- Note 3 ................................        448,007          83,272
   Distribution fees, Advisor Shares -- Note 3 .......................         77,311           2,233
   Distribution fees, A Shares -- Note 3 .............................             --              --
   Distribution fees, R Shares -- Note 3 .............................             --              --
   Sub-administration fees -- Note 3 .................................         60,038          10,796
   Trustees fees -- Note 6 ...........................................         11,800           9,363
   Transfer agent fees ...............................................         88,535          82,910
   Registration fees .................................................         28,815          30,672
   Audit fees ........................................................         30,042          29,107
   Legal fees ........................................................         49,154          37,055
   Custodian fees ....................................................         18,197          69,090
   Insurance .........................................................         21,100          18,960
   Printing ..........................................................         17,437          10,542
   Pricing fees ......................................................          8,973          46,830
   Amortization of deferred offering costs ...........................             --              --
   Other .............................................................         19,038          28,869
                                                                         ------------     -----------
      TOTAL EXPENSES .................................................        878,447         459,699
   Expenses waived by Investment Advisor -- Note 3 ...................       (272,731)        (83,272)
   Reimbursement from Investment Advisor .............................             --        (278,434)
                                                                         ------------     -----------
      NET EXPENSES ...................................................        605,716          97,993
                                                                         ------------     -----------
      NET INVESTMENT INCOME (LOSS) ...................................        734,282         267,303
                                                                         ------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AFFILIATED
   INVESTMENTS, FUTURES, SWAP CONTRACTS AND FOREIGN CURRENCY
   TRANSACTIONS AND TRANSLATIONS
   Net realized gain (loss) on investments sold ......................    (12,193,739)     (3,445,553)
   Net realized loss on affiliated investments .......................             --              --
   Net realized gain (loss) on futures ...............................             --              --
   Net realized gain on swap contracts ...............................             --              --
   Net realized gain (loss) on foreign currency transactions .........            370             114
                                                                         ------------     -----------
      Net realized gain (loss) on investments, affiliated investments,
         futures, swap contracts and foreign currency transactions ...    (12,193,369)     (3,445,439)
                                                                         ------------     -----------
   Change in unrealized appreciation on investments ..................     27,045,866       6,415,720
   Change in unrealized appreciation on affiliated investments .......             --              --
   Change in unrealized appreciation (depreciation) on futures .......             --              --
   Change in unrealized appreciation on swap contracts ...............             --              --
   Change in unrealized appreciation (depreciation) on forward
      foreign currency contracts and foreign currency translations ...         11,557           1,353
                                                                         ------------     -----------
      Net change in unrealized appreciation on investments, affiliated investments, futures, swap contracts, forward foreign currency
         contracts and foreign currency translations .................     27,057,423       6,417,073
                                                                         ------------     -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ...........................     14,864,054       2,971,634
                                                                         ------------     -----------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...   $ 15,598,336     $ 3,238,937
                                                                         ============     ===========

+ Includes realized losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

  EMERGING                      U.S. SMALL        NORTH
   MARKET          U.S.        AND MID CAP      AMERICAN      TOTAL RETURN   MULTI-ASSET
   EQUITY     OPPORTUNITIES   OPPORTUNITIES      EQUITY       FIXED INCOME      GROWTH
    FUND           FUND            FUND           FUND            FUND        PORTFOLIO
-----------   -------------   -------------   ------------    ------------   -----------

$   693,510   $  1,440,432     $   210,347    $  9,406,516     $    30,479   $   347,024
         --             --              --              --              --        91,456
      2,191         37,199           6,241          64,198       4,486,129         3,637
    (69,538)        (9,459)           (504)       (161,910)             --            --
-----------   ------------     -----------    ------------     -----------   -----------
    626,163      1,468,172         216,084       9,308,804       4,516,608       442,117
-----------   ------------     -----------    ------------     -----------   -----------

    248,457      1,542,310         215,383         925,641         276,958        74,938
      8,408          6,093           3,148             345          13,158         6,905
         --             --              --              --              --        16,075
         --             --              --              --              --         1,795
     33,453        197,211          29,337          48,134         147,204        11,653
     10,557         21,091          10,223          39,770          17,142         9,680
     84,840        104,184          84,451         112,202          92,709       158,150
     26,753         35,795          25,874          33,138          38,704        42,633
     27,581         32,236          27,917          34,231          27,741        25,051
     43,074         85,706          44,791         159,709          80,605        91,653
     93,964         24,511           9,102          48,929          14,017         2,762
     20,235         38,622          19,347          71,788          26,295        17,421
     13,551         47,194          12,060          43,300          25,387        36,031
     14,114          3,645           2,439          10,651          24,216           728
         --             --              --              --              --         7,342
     19,369         31,106          15,953          54,849          24,826        16,500
-----------   ------------     -----------    ------------     -----------   -----------
    644,356      2,169,704         500,025       1,582,687         808,962       519,317
   (248,457)            --        (215,383)             --        (276,958)      (74,938)
    (76,928)            --         (55,344)             --         (75,684)     (294,718)
-----------   ------------     -----------    ------------     -----------   -----------
    318,971      2,169,704         229,298       1,582,687         456,320       149,661
-----------   ------------     -----------    ------------     -----------   -----------
    307,192       (701,532)        (13,214)      7,726,117       4,060,288       292,456
-----------   ------------     -----------    ------------     -----------   -----------



 (3,951,138)   (26,232,447)     (1,116,608)    (78,502,445)+     1,537,570    (3,225,903)
         --             --              --              --              --    (3,797,707)
         --             --              --     (13,847,614)        271,736      (935,106)
         --             --              --              --              --        15,542
    (12,744)        16,776           1,174        (362,188)        (53,820)      179,235
-----------   ------------     -----------    ------------     -----------   -----------

 (3,963,882)   (26,215,671)     (1,115,434)    (92,712,247)      1,755,486    (7,763,939)
-----------   ------------     -----------    ------------     -----------   -----------
 15,603,664     45,167,214       6,027,021     106,528,804       9,078,051     3,575,655
         --             --              --              --              --     3,627,845
         --             --              --       6,229,047        (228,185)      426,291
         --             --              --              --              --         7,568

      5,578             --             (34)       (254,098)         (3,841)     (204,717)
-----------   ------------     -----------    ------------     -----------   -----------


 15,609,242     45,167,214       6,026,987     112,503,753       8,846,025     7,432,642
-----------   ------------     -----------    ------------     -----------   -----------
 11,645,360     18,951,543       4,911,553      19,791,506      10,601,511      (331,297)
-----------   ------------     -----------    ------------     -----------   -----------
$11,952,552   $ 18,250,011     $ 4,898,339    $ 27,517,623     $14,661,799   $   (38,841)
===========   ============     ===========    ============     ===========   ===========

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31,

                                                              INTERNATIONAL           INTERNATIONAL DIVERSIFIED
                                                                ALPHA FUND                   VALUE FUND
                                                       ---------------------------   --------------------------
                                                            2009          2008           2009           2008
                                                       ------------   ------------   ------------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .......................   $    734,282   $    550,564   $    267,303   $   463,003
Net realized loss on investments, futures and
   foreign currency transactions ...................    (12,193,369)    (2,905,968)    (3,445,439)      (77,479)
Change in unrealized appreciation (depreciation) on
   investments, futures and foreign currency
   translations ....................................     27,057,423    (26,381,404)     6,417,073    (8,037,344)
                                                       ------------   ------------   ------------   -----------
Net increase (decrease) in net assets resulting
   from operations .................................     15,598,336    (28,736,808)     3,238,937    (7,651,820)
                                                       ------------   ------------   ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares .................................       (172,598)      (508,093)      (353,167)     (537,490)
   Advisor Shares ..................................       (160,773)      (450,753)       (34,486)      (68,816)
Net realized gains:
   Investor Shares .................................             --             --             --    (1,356,021)
   Advisor Shares ..................................             --             --             --      (182,135)
                                                       ------------   ------------   ------------   -----------
   Total dividends and distributions ...............       (333,371)      (958,846)      (387,653)   (2,144,462)
                                                       ------------   ------------   ------------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ....................................      2,580,442      3,434,641        100,720     2,456,897
Reinvestment of distributions ......................        167,480        487,919        353,167     1,893,510
Redemption of shares ...............................     (7,198,600)    (1,647,090)    (1,022,080)     (840,680)
Redemption fees -- Note 5 ..........................          4,503            456             --         9,220
                                                       ------------   ------------   ------------   -----------
   Total increase (decrease) from Investor
      Share transactions ...........................     (4,446,175)     2,275,926       (568,193)    3,518,947
                                                       ------------   ------------   ------------   -----------
ADVISOR SHARES:
Sales of shares ....................................     21,064,271      4,787,976        295,360       617,410
Reinvestment of distributions ......................        157,487        443,181         33,381       250,951
Redemption of shares ...............................     (8,064,342)    (3,304,583)       (86,505)     (685,649)
Redemption fees -- Note 5 ..........................         13,125          8,118          1,185         1,079
                                                       ------------   ------------   ------------   -----------
   Total increase (decrease) from Advisor
      Share transactions ...........................     13,170,541      1,934,692        243,421       183,791
                                                       ------------   ------------   ------------   -----------
   Net increase (decrease) in net assets
      from share transactions ......................      8,724,366      4,210,618       (324,772)    3,702,738
                                                       ------------   ------------   ------------   -----------
   Total increase (decrease) in net assets .........     23,989,331    (25,485,036)     2,526,512    (6,093,544)
NET ASSETS
Beginning of year ..................................     31,306,438     56,791,474      8,045,226    14,138,770
                                                       ------------   ------------   ------------   -----------
End of year ........................................   $ 55,295,769   $ 31,306,438   $ 10,571,738   $ 8,045,226
                                                       ============   ============   ============   ===========
Undistributed (accumulated net investment loss/
   distributions in excess of) net
   investment income ...............................   $    640,305   $    239,024   $    256,632   $   312,971
                                                       ============   ============   ============   ===========

The accompanying notes are an integral part of the financial statements.

      EMERGING MARKET               U.S. OPPORTUNITIES         U.S. SMALL AND MID CAP
        EQUITY FUND                       FUND                   OPPORTUNITIES FUND
---------------------------   ----------------------------   -------------------------
    2009           2008           2009            2008           2009          2008
------------   ------------   ------------   -------------   -----------   -----------
$    307,192   $    134,177   $   (701,532)  $    (752,852)  $   (13,214)  $   (51,319)

  (3,963,882)    (1,248,748)   (26,215,671)     (7,389,086)   (1,115,434)     (939,808)


  15,609,242    (18,297,059)    45,167,214     (78,583,302)    6,026,987    (4,102,063)
------------   ------------   ------------   -------------   -----------   -----------

  11,952,552    (19,411,630)    18,250,011     (86,725,240)    4,898,339    (5,093,190)
------------   ------------   ------------   -------------   -----------   -----------


     (14,779)      (213,132)            --        (355,955)           --            --
          --        (14,585)            --              --            --            --

          --     (3,019,681)            --     (26,787,647)           --      (612,596)
          --       (258,346)            --        (527,482)           --       (85,590)
------------   ------------   ------------   -------------   -----------   -----------
     (14,779)    (3,505,744)            --     (27,671,084)           --      (698,186)
------------   ------------   ------------   -------------   -----------   -----------


  18,155,150      7,851,055     11,843,373      19,012,384    26,242,853     7,480,540
      14,779      3,232,813             --      26,496,365            --       612,596
 (11,859,646)    (1,250,000)   (45,951,302)    (56,895,681)   (6,719,141)     (789,624)
      19,940              2          3,403           7,423           678         2,918
------------   ------------   ------------   -------------   -----------   -----------

   6,330,223      9,833,870    (34,104,526)    (11,379,509)   19,524,390     7,306,430
------------   ------------   ------------   -------------   -----------   -----------

  14,149,425      4,579,468        585,543         604,435     3,303,768       126,537
          --        258,744             --         512,281            --        85,590
  (2,298,543)    (4,750,120)    (1,347,110)     (1,492,574)     (269,502)   (1,116,008)
       8,421            136             --              --           599            17
------------   ------------   ------------   -------------   -----------   -----------

  11,859,303         88,228       (761,567)       (375,858)    3,034,865      (903,864)
------------   ------------   ------------   -------------   -----------   -----------

  18,189,526      9,922,098    (34,866,093)    (11,755,367)   22,559,255     6,402,566
------------   ------------   ------------   -------------   -----------   -----------
  30,127,299    (12,995,276)   (16,616,082)   (126,151,691)   27,457,594       611,190

  17,373,085     30,368,361    182,109,479     308,261,170    12,228,747    11,617,557
------------   ------------   ------------   -------------   -----------   -----------
$ 47,500,384   $ 17,373,085   $165,493,397   $ 182,109,479   $39,686,341   $12,228,747
============   ============   ============   =============   ===========   ===========


$    266,624   $    (13,044)  $         --   $          --   $   (13,234)  $   (14,394)
============   ============   ============   =============   ===========   ===========

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31,

                                                              NORTH AMERICAN                TOTAL RETURN FIXED
                                                                EQUITY FUND                     INCOME FUND
                                                      ------------------------------    --------------------------
                                                          2009              2008             2009           2008
                                                      -------------    -------------    ------------   -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income .............................   $   7,726,117    $  12,999,196    $  4,060,288   $ 2,990,052
Net realized gain (loss) on investments, futures
   and foreign currency transactions ..............     (92,712,247)+    (35,386,078)+     1,755,486     1,752,996
Change in unrealized appreciation (depreciation) on
   investments, futures, forward foreign currency
   contracts and foreign currency translations ....     112,503,753     (243,789,511)      8,846,025    (3,363,947)
                                                      -------------    -------------    ------------   -----------
   Net increase (decrease) in net assets resulting
      from operations .............................      27,517,623     (266,176,393)     14,661,799     1,379,101
                                                      -------------    -------------    ------------   -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares ................................     (12,818,379)     (16,785,204)     (3,990,845)   (2,971,942)
   Advisor Shares .................................          (2,845)          (2,383)       (181,136)      (33,034)
Net realized gains:
   Investor Shares ................................              --      (89,455,959)     (1,793,854)      (99,066)
   Advisor Shares .................................              --          (14,868)        (38,598)       (1,187)
                                                      -------------    -------------    ------------   -----------
   Total dividends and distributions ..............     (12,821,224)    (106,258,414)     (6,004,433)   (3,105,229)
                                                      -------------    -------------    ------------   -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ...................................      20,083,463       38,329,322      88,416,860     1,104,079
Reinvestment of distributions .....................       7,983,706       92,825,863       5,379,168     3,065,135
Redemption of shares ..............................     (69,810,327)     (38,965,899)    (15,543,514)   (1,414,329)
Redemption of shares in-kind ......................     (84,561,824)     (42,889,159)             --            --
                                                      -------------    -------------    ------------   -----------
Total increase (decrease) from
   Investor Share transactions ....................    (126,304,982)      49,300,127      78,252,514     2,754,885
                                                      -------------    -------------    ------------   -----------
ADVISOR SHARES:
Sales of shares ...................................           4,500           20,513       9,530,543       298,999
Reinvestment of distributions .....................           2,785           17,252         163,668        34,100
Redemption of shares ..............................          (1,995)              --      (4,058,405)     (166,091)
                                                      -------------    -------------    ------------   -----------
   Total increase from Advisor Share
      transactions ................................           5,290           37,765       5,635,806       167,008
                                                      -------------    -------------    ------------   -----------
Net increase (decrease) in net assets
   from share transactions ........................    (126,299,692)      49,337,892      83,888,320     2,921,893
                                                      -------------    -------------    ------------   -----------
   Total increase (decrease) in net assets ........    (111,603,293)    (323,096,915)     92,545,686     1,195,765
NET ASSETS
Beginning of year .................................     487,033,448      810,130,363      73,306,264    72,110,499
                                                      -------------    -------------    ------------   -----------
End of year .......................................   $ 375,430,155    $ 487,033,448    $165,851,950   $73,306,264
                                                      =============    =============    ============   ===========
Undistributed (distributions in excess of)
   net investment income ..........................   $   5,073,093    $  10,556,539    $   (104,587)  $     9,796
                                                      =============    =============    ============   ===========

+ Includes realized gains or losses from in-kind transactions (see Note 7 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR OR PERIOD ENDED OCTOBER 31,

                                                                                  MULTI-ASSET
                                                                               GROWTH PORTFOLIO
                                                                         ---------------------------
                                                                             2009          2008(a)
                                                                         ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income ................................................   $    292,456    $   407,589
Net realized loss on investments, affiliated investments,
   futures, swap contracts and foreign currency transactions .........     (7,763,939)    (3,078,808)
Change in unrealized appreciation (depreciation) on
   investments, affiliated investments, futures,
   swap contracts, forward foreign currency contracts and
   foreign currency translations .....................................      7,432,642     (6,569,283)
                                                                         ------------    -----------
   Net decrease in net assets resulting from operations ..............        (38,841)    (9,240,502)
                                                                         ------------    -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Investor Shares: ..................................................        (18,542)            --
   A Class Shares ....................................................       (130,497)            --
   Advisor Shares ....................................................       (624,442)            --
   R Class Shares ....................................................        (16,070)            --
                                                                         ------------    -----------
   Total dividends and distributions .................................       (789,551)            --
                                                                         ------------    -----------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares ......................................................        156,821        503,269
Reinvestment of distributions ........................................         18,542             --
Redemption of shares .................................................         (1,867)            --
                                                                         ------------    -----------
Total increase from Investor Share transactions ......................        173,496        503,269
                                                                         ------------    -----------
A CLASS SHARES:
Sales of shares ......................................................        125,605     26,439,738
Reinvestment of distributions ........................................        585,002             --
Redemption of shares .................................................    (15,189,859)      (330,699)
Redemption fees -- Note 5 ............................................            498          9,623
                                                                         ------------    -----------
   Total increase (decrease) from A Share transactions ...............    (14,478,754)    26,118,662
                                                                         ------------    -----------
ADVISOR SHARES:
Sales of shares ......................................................        149,124      3,801,850
Reinvestment of distributions ........................................        130,497             --
Redemption of shares .................................................        (39,683)            --
Redemption fees -- Note 5 ............................................            663             --
                                                                         ------------    -----------
   Total increase from Advisor Share transactions ....................        240,601      3,801,850
                                                                         ------------    -----------
R CLASS SHARES:
Sales of shares ......................................................             --        500,000
Reinvestment of distributions ........................................         16,070             --
                                                                         ------------    -----------
   Total increase in R Share transactions ............................         16,070        500,000
                                                                         ------------    -----------
   Net increase (decrease) in net assets from share transactions .....    (14,048,587)    30,923,781
                                                                         ------------    -----------
   Total increase (decrease) in net assets ...........................    (14,876,979)    21,683,279
NET ASSETS
Beginning of period ..................................................     21,683,279             --
                                                                         ------------    -----------
End of period ........................................................   $  6,806,300    $21,683,279
                                                                         ============    ===========
Undistributed net investment income ..................................   $     70,860    $   399,100
                                                                         ============    ===========

(a)  Fund commenced investment activities on December 20, 2007.

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
FOR THE YEARS OR PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              NET ASSET                                                  DIVIDENDS
                                VALUE,        NET          NET REALIZED    TOTAL FROM    FROM NET    DISTRIBUTIONS
                              BEGINNING    INVESTMENT     AND UNREALIZED   INVESTMENT   INVESTMENT     FROM NET          TOTAL
                              OF PERIOD   INCOME (LOSS)   GAINS (LOSSES)   OPERATIONS     INCOME     REALIZED GAIN   DISTRIBUTIONS
                              ---------   -------------   --------------   ----------   ----------   -------------   -------------
INTERNATIONAL ALPHA FUND
   Investor Shares
      2009 ................     $ 6.73      $ 0.13(1)        $ 2.21+         $ 2.34       $(0.07)       $   --          $(0.07)
      2008 ................      13.44        0.14(1)         (6.61)+         (6.47)       (0.24)           --           (0.24)
      2007 ................      10.64        0.11(1)          2.78+           2.89        (0.09)           --           (0.09)
      2006 ................       8.35        0.12             2.34            2.46        (0.17)           --           (0.17)
      2005 ................       7.08        0.14             1.22            1.36        (0.09)           --           (0.09)
   Advisor Shares
      2009 ................     $ 6.71      $ 0.11(1)        $ 2.20+         $ 2.31       $(0.05)       $   --          $(0.05)
      2008 ................      13.40        0.11(1)         (6.59)+         (6.48)       (0.21)           --           (0.21)
      2007 ................      10.64        0.07(1)          2.77+           2.84        (0.08)           --           (0.08)
      2006(b) .............      10.23          --(e)          0.41+           0.41           --            --              --
INTERNATIONAL DIVERSIFIED
   VALUE FUND
   Investor Shares
      2009 ................     $ 5.61      $ 0.20(1)        $ 2.37          $ 2.57       $(0.27)       $   --          $(0.27)
      2008 ................      13.65        0.37(1)         (6.34)+         (5.97)       (0.59)        (1.48)          (2.07)
      2007 ................      10.54        0.48             2.80            3.28        (0.11)        (0.06)          (0.17)
      2006(c) .............      10.00        0.04             0.50            0.54           --            --              --
   Advisor Shares
      2009 ................     $ 5.59      $ 0.19(1)        $ 2.38++        $ 2.57       $(0.25)       $   --          $(0.25)
      2008 ................      13.62        0.34(1)         (6.33)+         (5.99)       (0.56)        (1.48)          (2.04)
      2007 ................      10.53        0.43             2.83+           3.26        (0.11)        (0.06)          (0.17)
      2006(c) .............      10.00        0.04             0.49            0.53           --            --              --
EMERGING MARKET EQUITY FUND
   Investor Shares
      2009 ................     $ 6.99      $ 0.12(1)        $ 4.24++        $ 4.36       $(0.01)       $   --          $(0.01)
      2008 ................      17.91        0.11            (8.94)+         (8.83)       (0.14)        (1.95)          (2.09)
      2007 ................      10.55        0.04             7.37            7.41        (0.05)           --           (0.05)
      2006(d) .............      10.00        0.04             0.51            0.55           --            --              --
   Advisor Shares
      2009 ................     $ 6.97      $ 0.05(1)        $ 4.30+++       $ 4.35       $   --        $   --          $   --
      2008 ................      17.86        0.08            (8.91)+         (8.83)       (0.11)        (1.95)          (2.06)
      2007 ................      10.53        0.02             7.34            7.36        (0.03)           --           (0.03)
      2006(d) .............      10.00        0.04             0.49            0.53           --            --              --
U.S. OPPORTUNITIES FUND
   Investor Shares
      2009 ................     $15.79      $(0.07)(1)       $ 2.43+         $ 2.36       $   --        $   --          $   --
      2008 ................      25.40       (0.06)(1)        (7.22)+         (7.28)       (0.03)        (2.30)          (2.33)
      2007 ................      23.06        0.02(1)          4.30+           4.32           --         (1.98)          (1.98)
      2006 ................      19.66          --(e)          4.15+           4.15           --         (0.75)          (0.75)
      2005 ................      19.58          --(e)          2.11+           2.11           --         (2.03)          (2.03)
   Advisor Shares
      2009 ................     $15.71      $(0.11)(1)       $ 2.41          $ 2.30       $   --        $   --          $   --
      2008 ................      25.32       (0.11)(1)        (7.20)          (7.31)          --         (2.30)          (2.30)
      2007 ................      23.04       (0.04)(1)         4.30++          4.26           --         (1.98)          (1.98)
      2006(b) .............      22.21           --(e)         0.83            0.83           --            --              --

* Had custody offsets been included the ratios would have been 1.75% and 2.00% for the Investor Shares and Advisor Shares, respectively.

+    Includes redemption fees. Amount was less than $0.01 per share.

++   Includes redemption fees of $0.01 per share.

+++  Includes redemption fees of $0.02 per share.

(1)  Per share net investment income (loss) calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on May 15, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c) Commenced operations on August 30, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(d) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(e)  Amount was less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

                                                                                             RATIO OF
                                               RATIO OF                RATIO OF           NET INVESTMENT
                                             EXPENSES TO              EXPENSES TO        INCOME (LOSS) TO
                                          AVERAGE NET ASSETS      AVERAGE NET ASSETS    AVERAGE NET ASSETS
 NET ASSET                NET ASSETS,   (INCLUDING WAIVERS AND   (EXCLUDING WAIVERS,   (INCLUDING WAIVERS,   PORTFOLIO
VALUE, END     TOTAL        END OF          REIMBURSEMENTS,         REIMBURSEMENTS        REIMBURSEMENTS      TURNOVER
 OF PERIOD   RETURN(a)   PERIOD (000)     EXCLUDING OFFSETS)         AND OFFSETS)          AND OFFSETS)         RATE
----------   ---------   ------------   ----------------------   -------------------   -------------------   ---------


  $ 9.00        35.28%     $ 15,878              1.15%                   1.75%                 1.82%             109%
    6.73       (48.95)       15,876              1.25                    1.61                  1.26               88
   13.44        27.38        28,483              1.25                    1.54                  0.92              112
   10.64        29.86        22,962              1.25                    2.45                  1.68               76
    8.35        19.45         6,545              1.25                    3.88                  1.85              126

  $ 8.97        34.84%     $ 39,418              1.40%                   1.99%                 1.49%             109%
    6.71       (49.04)       15,430              1.50                    1.86                  1.04               88
   13.40        26.92        28,308              1.50                    1.77                  0.60              112
   10.64         4.01        21,481              1.50                    2.43                 (0.03)              76



  $ 7.91        48.45%     $  9,230              1.15%                   5.49%                 3.23%             140%
    5.61       (50.61)        7,274              1.25                    3.65                  3.92               50
   13.65        31.56        12,479              1.25                    3.85                  2.97               58
   10.54         5.40         9,484              1.25                    8.61                  2.30                7

  $ 7.91        48.42%     $  1,342              1.40%                   5.71%                 3.01%             140%
    5.59       (50.78)          771              1.50                    3.89                  3.58               50
   13.62        31.31         1,660              1.50                    4.12                  2.76               58
   10.53         5.30         1,053              1.50                    8.86                  2.05                7


  $11.34        62.38%     $ 33,479              1.25%                   2.61%                 1.34%              91%
    6.99       (55.18)       16,312              1.72                    2.51                  0.53              123
   17.91        70.50        27,774              1.75                    2.68                  0.37              107
   10.55         5.50        12,767              1.87*                   4.88                  0.88               49

  $11.32        62.41%     $ 14,021              1.50%                   2.47%                 0.55%              91%
    6.97       (55.25)        1,061              1.98                    2.73                  0.20              123
   17.86        70.09         2,594              2.00                    2.95                  0.08              107
   10.53         5.30         1,053              2.12*                   5.10                  0.71               49


  $18.15        14.95%     $162,694              1.40%                   1.40%                (0.45)%             64%
   15.79       (31.08)      178,772              1.25                    1.25                 (0.29)              74
   25.40        20.02       302,351              1.25                    1.25                  0.10               77
   23.06        21.67       231,009              1.21                    1.21                 (0.11)             101
   19.66        11.26       140,467              1.13                    1.13                 (0.29)             107

  $18.01        14.64%     $  2,800              1.65%                   1.65%                (0.71)%             64%
   15.71       (31.28)        3,337              1.50                    1.50                 (0.54)              74
   25.32        19.76         5,910              1.50                    1.50                 (0.17)              77
   23.04         3.74           667              1.68                    1.68                 (0.31)             101

The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
FOR THE YEARS OR PERIODS ENDED OCTOBER 31, (UNLESS OTHERWISE INDICATED) SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           NET REALIZED
                               NET ASSET                        AND                     DIVIDENDS
                                 VALUE,         NET         UNREALIZED    TOTAL FROM    FROM NET    DISTRIBUTIONS
                               BEGINNING     INVESTMENT        GAINS      INVESTMENT   INVESTMENT      FROM NET         TOTAL
                               OF PERIOD   INCOME (LOSS)     (LOSSES)     OPERATIONS     INCOME     REALIZED GAIN   DISTRIBUTIONS
                               ---------   -------------   ------------   ----------   ----------   -------------   -------------
U.S. SMALL AND MID CAP
   OPPORTUNITIES FUND
   Investor Shares
      2009 .................     $ 7.96     $   --(1)(g)     $ 1.41+        $ 1.41       $   --        $   --          $   --
      2008 .................      12.56      (0.04)(1)        (3.81)+        (3.85)          --         (0.75)          (0.75)
      2007 .................      10.25      (0.03)(1)         2.35+          2.32        (0.01)           --           (0.01)
      2006(b) ..............      10.00         --(g)          0.25           0.25           --            --              --
   Advisor Shares
      2009 .................     $ 7.91     $(0.04)(1)       $ 1.42+        $ 1.38       $   --        $   --          $   --
      2008 .................      12.53      (0.06)(1)        (3.81)+        (3.87)          --         (0.75)          (0.75)
      2007 .................      10.23      (0.05)(1)         2.35+          2.30           --            --              --
      2006(b) ..............      10.00         --(g)          0.23           0.23           --            --              --
NORTH AMERICAN EQUITY FUND
   Investor Shares
      2009 .................     $ 7.58     $ 0.18           $ 0.57         $ 0.75       $(0.24)       $   --          $(0.24)
      2008 .................      13.52       0.22            (4.37)         (4.15)       (0.28)        (1.51)          (1.79)
      2007 .................      12.63       0.31             1.49           1.80        (0.28)        (0.63)          (0.91)
      2006 .................      11.15       0.23             1.53           1.76        (0.10)        (0.18)          (0.28)
      2005(c) ..............      11.00       0.06             0.63           0.69        (0.05)        (0.49)          (0.54)
      2005(d) ..............      10.88       0.22             0.62           0.84        (0.20)        (0.52)          (0.72)
   Advisor Shares
      2009 .................     $ 7.55     $ 0.16           $ 0.57         $ 0.73       $(0.21)       $   --          $(0.21)
      2008 .................      13.48       0.22            (4.40)         (4.18)       (0.24)        (1.51)          (1.75)
      2007 .................      12.61       0.19             1.56           1.75        (0.25)        (0.63)          (0.88)
      2006(b) ..............      11.84       0.22             0.55           0.77           --            --              --
TOTAL RETURN FIXED INCOME
   FUND
   Investor Shares
      2009 .................     $ 9.57     $ 0.37           $ 1.01         $ 1.38       $(0.38)       $(0.24)         $(0.62)
      2008 .................       9.79       0.41            (0.22)          0.19        (0.40)        (0.01)          (0.41)
      2007 .................       9.81       0.50            (0.03)          0.47        (0.49)           --           (0.49)
      2006 .................       9.85       0.48            (0.01)          0.47        (0.49)        (0.02)          (0.51)
      2005(e) ..............      10.00       0.30            (0.15)          0.15        (0.30)           --           (0.30)
   Advisor Shares
      2009 .................     $ 9.57     $ 0.35           $ 1.02         $ 1.37       $(0.36)       $(0.24)         $(0.60)
      2008 .................       9.79       0.39            (0.22)          0.17        (0.38)        (0.01)          (0.39)
      2007 .................       9.82       0.47            (0.04)          0.43        (0.46)           --           (0.46)
      2006 .................       9.85       0.44               --           0.44        (0.45)        (0.02)          (0.47)
      2005(e) ..............      10.00       0.28            (0.15)          0.13        (0.28)           --           (0.28)
MULTI-ASSET GROWTH PORTFOLIO
   Investor Shares
      2009 .................     $ 7.01     $ 0.18(1)        $ 1.09         $ 1.27       $(0.36)       $   --          $(0.36)
      2008(f) ..............      10.00       0.16(1)         (3.15)         (2.99)          --            --              --
   A Shares
      2009 .................     $ 7.00     $ 0.21(1)        $ 1.05+        $ 1.26       $(0.34)       $   --          $(0.34)
      2008(f) ..............      10.00       0.14(1)         (3.14)+        (3.00)          --            --              --
   Advisor Shares
      2009 .................     $ 7.00     $ 0.17(1)        $ 1.08+        $ 1.25       $(0.34)       $   --          $(0.34)
      2008(f) ..............      10.00       0.14(1)         (3.14)         (3.00)          --            --              --
   R Shares
      2009 .................     $ 6.98     $ 0.15(1)        $ 1.09         $ 1.24       $(0.32)       $   --          $(0.32)
      2008(f) ..............      10.00       0.12(1)         (3.14)         (3.02)          --            --              --

* Had custody offsets been included the ratios would have been 1.40% and 1.64% for the Investor Shares and Advisor Shares, respectively.

+    Includes redemption fees. Amount was less than $0.01 per share.

(1)  Per share net investment income calculated using average shares.

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3). Total return calculations for a period of less than one year are not annualized.

(b) Commenced operations on March 31, 2006. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(c) For the six months ended October 31, 2005. The North American Equity Fund's fiscal year changed from April 30 to October 31. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(d)  For the year or period ended April 30.

The accompanying notes are an integral part of the financial statements.

                                                                                             RATIO OF
                                               RATIO OF                RATIO OF           NET INVESTMENT
                                              EXPENSES TO            EXPENSES TO         INCOME (LOSS) TO
                                          AVERAGE NET ASSETS      AVERAGE NET ASSETS    AVERAGE NET ASSETS
 NET ASSET                NET ASSETS,   (INCLUDING WAIVERS AND   (EXCLUDING WAIVERS,   (INCLUDING WAIVERS,   PORTFOLIO
VALUE, END      TOTAL       END OF          REIMBURSEMENTS,         REIMBURSEMENTS        REIMBURSEMENTS      TURNOVER
 OF PERIOD   RETURN(a)   PERIOD (000)     EXCLUDING OFFSETS)         AND OFFSETS)          AND OFFSETS)         RATE
----------   ---------   ------------   ----------------------   -------------------   -------------------   ---------



  $ 9.37       17.71%     $   36,103             1.05%                 2.32%                 (0.04)%             75%
    7.96      (32.31)         11,999             1.37                  2.74                  (0.38)              92
   12.56       22.60          10,197             1.40                  3.13                  (0.23)              93
   10.25        2.50           6,952             1.55*                 6.14                  (0.05)              46

  $ 9.29       17.45%     $    3,584             1.30%                 2.33%                 (0.40)%             75%
    7.91      (32.56)            230             1.64                  3.01                  (0.55)              92
   12.53       22.48           1,420             1.65                  3.37                  (0.45)              93
   10.23        2.30             512             1.79*                 6.89                  (0.33)              46


  $ 8.09       10.59%     $  375,314             0.43%                 0.43%                  2.09%              85%
    7.58      (34.81)        486,931             0.35                  0.35                   1.94              131
   13.52       15.08         809,998             0.33                  0.33                   1.82               38
   12.63       16.04       1,261,983             0.33                  0.33                   1.66               51
   11.15        6.35       1,303,276             0.35                  0.35                   1.39               30
   11.00        7.59         883,146             0.33                  0.33                   1.79               89

  $ 8.07       10.28%     $      116             0.78%                 0.78%                  1.69%              85%
    7.55      (35.08)            102             0.70                  0.70                   1.57              131
   13.48       14.66             133             0.68                  0.68                   1.41               38
   12.61        6.50             107             0.68                  0.68                   1.17               51



  $10.33       14.79%     $  158,900             0.40%                 0.72%                  3.68%             590%
    9.57        1.93          72,310             0.40                  0.70                   4.03              555
    9.79        4.90          71,259             0.40                  0.96                   4.97              464
    9.81        4.90          21,795             0.40                  2.05                   4.86              295
    9.85        1.51           9,138             0.40                  3.05                   3.61              571

  $10.34       14.61%     $    6,952             0.65%                 0.98%                  3.39%             590%
    9.57        1.67             996             0.65                  0.95                   3.78              555
    9.79        4.53             852             0.65                  1.48                   4.73              464
    9.82        4.56           1,060             0.65                  2.37                   4.59              295
    9.85        1.30           1,013             0.65                  3.30                   3.35              571


  $ 7.92       19.49%     $      607             1.25%                 6.30%                  2.53%              45%
    7.01      (29.90)            354             1.25                  3.80(h)                1.91              151

  $ 7.92       19.13%     $    2,496             1.50%                 4.58%                  3.11%              45%
    7.00      (30.00)         18,320             1.50                  4.06(h)                1.65              151

  $ 7.91       19.11%     $    3,288             1.50%                 6.27%                  2.42%              45%
    7.00      (30.00)          2,660             1.50                  4.06(h)                1.66              151

  $ 7.90       18.92%     $      415             1.75%                 6.49%                  2.18%              45%
    6.98      (30.20)            349             1.75                  4.30(h)                1.41              151

(e) Commenced operations on December 31, 2004. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(f) Commenced operations on December 20, 2007. All ratios for the period have been annualized, except for the Total Return and the Portfolio Turnover Rate.

(g)  Amount was less than $0.01 per share.

(h) If tax expense was not included, the Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Offsets) would have been 3.20%, 3.46%, 3.46%, and 3.71% for the Investor Shares, A Shares, Advisor Shares and R Shares, respectively.


The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2009

NOTE 1 -- ORGANIZATION

Schroder Global Series Trust ("SGST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). SGST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 27, 2003. SGST has an unlimited number of authorized shares. Schroder North American Equity Fund (the "SGST Fund") is the only series of shares currently comprising SGST. Advisor Shares of the SGST Fund were offered beginning on March 31, 2006.

Schroder Capital Funds (Delaware) ("SCFD") is an open-end series management investment company registered under the Investment Company Act. SCFD was organized as a Maryland corporation on July 30, 1969; reorganized as Schroder Capital Funds, Inc., a series company, on February 29, 1988; and reorganized on January 9, 1996, as a Delaware business trust. SCFD has an unlimited number of authorized shares, which are divided into two separate series: Schroder International Alpha Fund and Schroder U.S. Opportunities Fund (collectively, the "SCFD Funds"). Advisor Shares of Schroder International Alpha and Schroder U.S. Opportunities Funds were offered beginning on May 15, 2006. On April 18, 2007, the Schroder U.S. Opportunities Fund closed to new investors.

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into seven separate series: Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Total Return Fixed Income Fund, Schroder Municipal Bond Fund, Schroder Short-Term Municipal Bond Fund and Schroder Multi-Asset Growth Portfolio (collectively, the "SST Funds," and together with the SCFD Funds and the SGST Fund, the "Funds"). Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap Opportunities Fund commenced operations on March 31, 2006. Schroder International Diversified Value Fund and Schroder Multi-Asset Growth Portfolio commenced operations as of August 30, 2006 and December 20, 2007, respectively.

The Financial Statements for Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund are presented separately.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with accounting principles generally accepted in the United States of America.

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") ACCOUNTING STANDARDS CODIFICATION:
The FASB issued FASB ASC 105 (formerly FASB Statement No. 168), The "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification became non-authoritative.

Following the Codification, the FASB did not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it issued Accounting Standards Updates, which served to update the Codification, provided background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it changed the way the guidance is organized and presented. As a result, these changes have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds implemented the Codification as of October 31, 2009.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

VALUATION OF INVESTMENTS: Portfolio securities listed on recognized stock exchanges are valued at the last reported sale price on the exchange on which the securities are principally traded, except that NASDAQ official closing prices for all NASDAQ National Market and NASDAQ Small Cap Market Securities are used, where applicable. Listed securities traded on recognized stock exchanges where last sale prices are not available are valued at the mean of the closing bid and asked prices ("mid-market price"). Securities traded in over-the-counter markets are valued at the most recent reported sales price or, if none, mid-market price for unlisted securities with readily available market quotations. Options on indices or exchange-traded fund ("ETF") shares are valued at the closing mid-market price. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade and emerging markets debt instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade and emerging markets debt instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation which approximates market value, pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees"). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in registered investment companies are priced at each fund's daily net asset value. The assets of Multi-Asset Growth Portfolio include investments in underlying affiliated registered investment companies, which are valued at their respective daily net asset values.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market values at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last trade and the time that the Fund calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, a Committee meeting may be called.

Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds use a third-party fair valuation vendor, which provides a fair value for securities of companies located in countries outside the Western Hemisphere held by the Funds based on certain factors and methodologies applied by the vendor in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Committee in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. The Committee also determines a "confidence interval" that will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds will typically value such securities in their portfolios that exceed the applicable confidence interval based upon the fair values provided by the vendor.

As of November 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 -- Fair Value Measurements, which has been codified into ASC Topic 820 ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds' investments. These inputs are summarized into the three broad levels listed below.

     -    Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Fair value measurement classifications are summarized in each Fund's Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention of the Funds for each Fund to qualify or continue to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of, and during the year ended October 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Foreign dividend and interest income amounts and realized capital gains or losses are converted to U.S. dollar equivalents using foreign exchange rates in effect at the date of the transactions. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends and distributions to shareholders from net investment income and from net realized capital gains, if any, are declared and distributed at least annually for each of the Funds, except Schroder Total Return Fixed Income Fund, which declares dividends to shareholders from net investment income daily and distributes these dividends monthly and for which distributions to shareholders from net realized capital gains, if any, are declared and distributed at least annually.

FOREIGN CURRENCY: Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

Certain Funds may enter into forward foreign currency contracts to protect the U.S. dollar value of the underlying portfolio of securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward foreign currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Funds entering into offsetting commitments.

WHEN-ISSUED SECURITIES: Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

DERIVATIVE INSTRUMENTS: Certain Funds may enter into a variety of "derivative" instruments (for example, options or futures) in order to gain exposure to particular securities or markets, in connection with hedging transactions, to adjust the interest rate sensitivity and duration of a Fund's portfolio and to increase total return. A Fund's use of derivative instruments involves the risk the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable or unwilling to perform its obligations, or that the Fund will be unable to close out the position at any particular time or at an acceptable price. When a Fund uses certain types of derivative instruments for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial.

FUTURES: Financial futures contracts are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain or loss in the Statements of Operations.

Futures contracts may be used in order to hedge against unfavorable changes in the value of securities or to attempt to realize profits. Futures contracts involve leverage and are subject to market risk that may exceed the amounts recognized in the Statements of Assets and Liabilities. Risks arise from the possible significant movements in prices. The change in value of futures contracts primarily corresponds to the value of the securities or other index or amount underlying the contracts, but may not precisely correlate with the change in value of such securities or other index or amount. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SWAP AGREEMENTS: Certain Funds may enter into swap agreements, including total return swaps, credit default swaps and interest rate swaps. A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments, instruments or indices including a particular interest rate, foreign currency, or "basket" of securities representing a particular index. The Funds, in particular Schroder Total Return Fixed Income Fund and Schroder Multi-Asset Growth Portfolio may enter into credit default swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of a default (or similar events) by a third party on its obligations. Therefore, in a credit default swap, the Funds may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Funds would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolio or otherwise in connection with transactions intended to reduce one or more risks in the Funds' portfolio. In addition, the Funds could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Funds would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Funds' investment return. The Funds may also enter into interest rate swap transactions to adjust interest rate sensitivity and duration of a Fund's portfolio and to increase total return. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. The Funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Funds' Statements of Assets and Liabilities.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

Depending on their structures, swap agreements may increase or decrease the Funds' exposure to long-or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The values of the Funds' swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures. The Funds' ability to engage in certain swap transactions may be limited by tax considerations.

Swaps are marked-to-market daily and the resulting changes in market values, if any, are recorded as an unrealized gain or loss.

Entering into swap agreements involves certain other risks. Such risks include for example, the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform and that there may be unfavorable changes in the fluctuation of interest rates or other rates or values. Risks also arise from potential losses from adverse market movements.

EQUITY-LINKED AND INDEX-LINKED WARRANTS: The Schroder International Alpha, Schroder International Diversified Value, Schroder Emerging Market, Schroder U.S. Small and Mid Cap Opportunities, and Schroder North American Equity Funds may invest in equity-linked and index-linked warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. A Fund purchases the equity-linked and index-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holdings. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant typically represents one share of the underlying stock or basket of stocks representing the index. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock or index, less transaction costs. Equity-linked warrants are generally valued at the closing price of the underlying securities, then adjusted for stock dividends declared by the underlying securities. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for either equity-linked or index-linked warrants. A Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

RESTRICTED SECURITIES: As of October 31, 2009, the Funds did not own any private placement investments purchased through private offerings or acquired through initial public offerings that cannot be sold without prior registrations under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom. These investments are valued in accordance with procedures approved by the Trustees.

MORTGAGE DOLLAR ROLLS: The Schroder Total Return Fixed Income Fund may enter into mortgage dollar rolls (principally using TBAs) in which the Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities in a subsequent month at an agreed-upon price on a fixed date. The Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the purchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including repayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc. ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at the following annual rates based on average daily net assets of each Fund taken separately: 0.975% for the Schroder International Alpha Fund; 1.00% for each of Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund; 0.25% for each of the Schroder North American Equity Fund and Schroder Total Return Fixed Income Fund and 0.75% for the Schroder Multi-Asset Growth Portfolio (waived until February 28, 2009 to 0.60%, and until February 28, 2010 to 0.54%).

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

SIMNA has retained its affiliate, Schroder Investment Management North America Limited ("SIMNA Ltd.") to serve as sub-advisor responsible for the portfolio management of the Schroder International Alpha Fund, the Schroder International Diversified Value Fund, the Schroder Emerging Market Equity Fund, the Schroder North American Equity Fund and the Schroder Multi-Asset Growth Portfolio. SIMNA pays SIMNA Ltd. 50% of the investment advisory fees it receives from these Funds, after waivers.

The administrator of SGST is Schroder Fund Advisors Inc. ("Schroder Advisors"), a wholly-owned subsidiary of SIMNA. Schroder Advisors receives no compensation for its services for the Schroder North American Equity Fund. SIMNA provides certain administration services to the Schroder International Alpha Fund and the Schroder U.S. Opportunities Fund. SIMNA's compensation for these services is included in the Schroder International Alpha and the Schroder U.S. Opportunities Fund's advisory fees.

Effective November 5, 2001, SCFD entered into a sub-administration and accounting agreement with SEI Investments Global Funds Services ("SEI") and Schroder Advisors. On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI. On January 31, 2005, SGST entered into a sub-administration and accounting agreement with SEI. Effective November 1, 2004, under the agreements with SEI, the SCFD Funds and the SST Funds pay fees to SEI based on the combined average daily net assets of all the SCFD Funds and the SST Funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Effective June 1, 2008, the SCFD Funds and SST Funds pay fees to SEI based on the combined average daily net assets of all the SST and SCFD Funds according to the following annual rates: 0.095% on the first $1 billion of such assets; 0.085% on the next $1 billion of such assets, 0.07% on the next $1 billion of such assets, 0.06% on the next $2 billion of such assets, and 0.05% on assets in excess of $5 billion. Effective January 28, 2005, SGST pays SEI a fee, computed and paid monthly, at an annual rate of 0.013% of the SGST Fund's average daily net assets up to $1 billion and 0.005% of the SGST Fund's average daily net assets over $1 billion.

In order to limit the expenses of the Investor Shares of certain Funds, the Funds' advisor has contractually agreed to pay or reimburse the applicable Fund for expenses through February 28, 2010 to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares): Schroder International Alpha Fund, 1.15%, Schroder International Diversified Value Fund, 1.15%, Schroder Emerging Market Equity Fund, 1.25%, Schroder U.S. Opportunities Fund, 1.70%, Schroder U.S. Small and Mid Cap Opportunities Fund, 1.05%, Schroder Total Return Fixed Income Fund, 0.40% and Schroder Multi-Asset Growth Portfolio, 1.25%. In order to limit the expenses of the Advisor Shares of certain Funds, the Funds' advisor has contractually agreed to pay or reimburse the applicable Fund for other Fund expenses through February 28, 2010 for Schroder U.S. Opportunities Fund, Schroder Total Return Fixed Income Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund and Schroder U.S. Small and Mid Cap Opportunities Fund to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares):
Schroder International Alpha Fund, 1.40%, Schroder International Diversified Value Fund, 1.40%, Schroder Emerging Market Equity Fund, 1.50%, Schroder U.S. Opportunities Fund, 1.95%, Schroder U.S. Small and Mid Cap Opportunities Fund, 1.30%, Schroder Total Return Fixed Income Fund, 0.65% and Schroder Multi-Asset Growth Portfolio, 1.50%. In addition, in order to limit the expenses of the A Shares and R Shares of the Schroder Multi-Asset Growth Portfolio, the advisor has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses) until February 28, 2010 to the extent that the total annual fund operating expenses of the Schroder Multi-Asset Growth Portfolio (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to the A Shares and the R Shares exceed the following annual rates (based on average daily net assets attributable to the Schroder Multi-Asset Growth Portfolio's A Shares and R Shares): A Shares, 1.50%, R Shares, 1.75%.

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its A Shares, Advisor Shares and R Shares. Under the Plan, a Fund may make payments at the following annual rates: A Shares and Advisor Shares: up to 0.25%, except for the Schroder North American Equity Fund which may make payments at an annual rate of up to 0.35%; R Shares: up to 0.50%, of the daily net assets attributable to the A Shares, Advisor Shares and R Shares, as applicable, to compensate Schroder Advisors for distribution services and certain shareholder services with respect to the Funds' A Shares, Advisor Shares and R Shares.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

NOTE 4 -- DERIVATIVE CONTRACTS

In March 2008, the FASB issued SFAS No. 161, DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, which has been codified into ASC Topic 815 ("ASC 815"). ASC 815 is effective for fiscal years and interim periods beginning after November 15, 2008. ASC 815 requires enhanced disclosures about the Funds' derivative and hedging activities, including how such activities are accounted for and their effect on the Funds' financial position, performance, and cash flows.

FAIR VALUE OF DERIVATIVE INSTRUMENTS: The fair value of derivative instruments as of October 31, 2009, was as follows:

SCHRODER INTERNATIONAL ALPHA FUND

                                             ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                ----------------------------------------   ------------------------------------------
                                     YEAR ENDED OCTOBER 31, 2009                    YEAR ENDED OCTOBER 31, 2009
                                ----------------------------------------   ------------------------------------------
DERIVATIVES NOT ACCOUNTED       STATEMENT OF ASSETS              FAIR      STATEMENT OF ASSETS                FAIR
   FOR AS HEDGING INSTRUMENTS   AND LIABILITIES LOCATION         VALUE     AND LIABILITIES LOCATION           VALUE
-----------------------------   ---------------------------   ----------   -----------------------------   ----------
Equity contracts                Investments in securities,                 Investments in securities,
                                   at value                   $1,227,551      at value                     $       --
                                                              ----------                                   ----------
TOTAL DERIVATIVES NOT ACCOUNTED
   FOR AS HEDGING INSTRUMENTS                                 $1,227,551                                   $       --
                                                              ==========                                   ==========

SCHRODER EMERGING MARKET EQUITY FUND

                                             ASSET DERIVATIVES                         LIABILITY DERIVATIVES
                                ----------------------------------------   ------------------------------------------
                                      YEAR ENDED OCTOBER 31, 2009                  YEAR ENDED OCTOBER 31, 2009
                                ----------------------------------------   ------------------------------------------
DERIVATIVES NOT ACCOUNTED       STATEMENT OF ASSETS              FAIR      STATEMENT OF ASSETS                FAIR
   FOR AS HEDGING INSTRUMENTS   AND LIABILITIES LOCATION         VALUE     AND LIABILITIES LOCATION           VALUE
-----------------------------   ---------------------------   ----------   -----------------------------   ----------
Equity contracts                Investments in securities,                 Investments in securities,
                                   at value                   $  455,609      at value                     $       --
                                                              ----------                                   ----------
TOTAL DERIVATIVES NOT ACCOUNTED
   FOR AS HEDGING INSTRUMENTS                                 $  455,609                                   $       --
                                                              ==========                                   ==========

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

SCHRODER NORTH AMERICAN EQUITY FUND

                                            ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                ----------------------------------------   ------------------------------------------
                                      YEAR ENDED OCTOBER 31, 2009                 YEAR ENDED OCTOBER 31, 2009
                                ----------------------------------------   ------------------------------------------
DERIVATIVES NOT ACCOUNTED       STATEMENT OF ASSETS              FAIR      STATEMENT OF ASSETS                FAIR
   FOR AS HEDGING INSTRUMENTS   AND LIABILITIES LOCATION         VALUE     AND LIABILITIES LOCATION           VALUE
-----------------------------   ---------------------------   ----------   -----------------------------   ----------
Foreign exchange contracts      Unrealized appreciation                    Unrealized depreciation
                                   on forward foreign                         on forward foreign
                                   currency contracts         $  315,018      currency contracts           $  200,696
Equity contracts                Unrealized appreciation                    Unrealized depreciation
                                   on futures contracts               --      on futures contracts                327
                                                              ----------                                   ----------
TOTAL DERIVATIVES NOT ACCOUNTED
   FOR AS HEDGING INSTRUMENTS                                 $  315,018                                   $  201,023
                                                              ==========                                   ==========

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

                                             ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                ----------------------------------------   ------------------------------------------
                                       YEAR ENDED OCTOBER 31, 2009                YEAR ENDED OCTOBER 31, 2009
                                ----------------------------------------   ------------------------------------------
DERIVATIVES NOT ACCOUNTED       STATEMENT OF ASSETS              FAIR      STATEMENT OF ASSETS                FAIR
   FOR AS HEDGING INSTRUMENTS   AND LIABILITIES LOCATION         VALUE     AND LIABILITIES LOCATION           VALUE
-----------------------------   ---------------------------   ----------   -----------------------------   ----------
Foreign exchange contracts      Unrealized appreciation                    Unrealized depreciation
                                   on forward foreign                         on forward foreign
                                   currency contracts         $   13,942      currency contracts           $   24,732
Equity contracts                Unrealized appreciation                    Unrealized depreciation
                                   on futures contracts           70,212      on futures contracts             27,900
                                                              ----------                                   ----------
TOTAL DERIVATIVES NOT ACCOUNTED
   FOR AS HEDGING INSTRUMENTS                                 $   84,154                                   $   52,632
                                                              ==========                                   ==========

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009, was as follows:

Amount of realized gain (loss) on derivatives recognized in income:

SCHRODER INTERNATIONAL ALPHA FUND

                                                       EQUITY-LINKED
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS      WARRANTS       TOTAL
----------------------------------------------------   -------------   ---------
Equity contracts                                         $(613,707)    $(613,707)
                                                         ---------     ---------
Total                                                    $(613,707)    $(613,707)
                                                         =========     =========

SCHRODER EMERGING MARKET EQUITY FUND

                                                       EQUITY-LINKED
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS      WARRANTS     TOTAL
----------------------------------------------------   -------------   ---------
Equity contracts                                         $(100,085)    $(100,085)
                                                         ---------     ---------
Total                                                    $(100,085)    $(100,085)
                                                         =========     =========

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

SCHRODER NORTH AMERICAN EQUITY FUND

                                                          FUTURES      FORWARD FOREIGN
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS     CONTRACTS    CURRENCY CONTRACTS       TOTAL
----------------------------------------------------   ------------   ------------------   ------------
Foreign exchange contracts                             $         --        $(521,601)      $   (521,601)
Equity contracts                                        (13,847,614)              --        (13,847,614)
                                                       ------------        ---------       ------------
Total                                                  $(13,847,614)       $(521,601)      $(14,369,215)
                                                       ============        =========       ============

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

                                                         FUTURES      FORWARD FOREIGN       SWAP
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS    CONTRACTS    CURRENCY CONTRACTS   CONTRACTS     TOTAL
----------------------------------------------------   -----------   ------------------   ---------   ---------
Foreign exchange contracts                             $        --        $187,487         $    --    $ 187,487
Equity contracts                                        (1,005,119)             --          15,542     (989,577)
Interest rate contracts                                     70,013              --              --       70,013
                                                       -----------        --------         -------    ---------
Total                                                  $  (935,106)       $187,487         $15,542    $(732,077)
                                                       ===========        ========         =======    =========

SCHRODER TOTAL RETURN FIXED INCOME FUND

                                                        OPTION      FUTURES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS   CONTRACTS   CONTRACTS     TOTAL
----------------------------------------------------   ---------   ---------   --------
Interest rate contracts                                $(21,457)    $271,736   $250,279
                                                       --------     --------   --------
Total                                                  $(21,457)    $271,736   $250,279
                                                       ========     ========   ========

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

SCHRODER INTERNATIONAL ALPHA FUND

                                                       EQUITY-LINKED
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS      WARRANTS        TOTAL
----------------------------------------------------   -------------   ----------
Equity contracts                                         $1,187,351    $1,187,351
                                                         ----------    ----------
Total                                                    $1,187,351    $1,187,351
                                                         ==========    ==========

SCHRODER EMERGING MARKET EQUITY FUND

                                                       EQUITY-LINKED
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS      WARRANTS       TOTAL
----------------------------------------------------   -------------   ----------
Equity contracts                                          $287,208      $287,208
                                                          --------      --------
Total                                                     $287,208      $287,208
                                                          ========      ========

SCHRODER NORTH AMERICAN EQUITY FUND

                                                         FUTURES      FORWARD FOREIGN
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS    CONTRACTS   CURRENCY CONTRACTS      TOTAL
----------------------------------------------------   ----------   ------------------   ----------
Foreign exchange contracts                             $       --       $(219,713)       $ (219,713)
Equity contracts                                        6,229,047              --         6,229,047
                                                       ----------       ---------        ----------
Total                                                  $6,229,047       $(219,713)       $6,009,334
                                                       ==========       =========        ==========

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

SCHRODER MULTI-ASSET GROWTH PORTFOLIO

                                                        FUTURES      FORWARD FOREIGN      SWAP
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS   CONTRACTS   CURRENCY CONTRACTS   CONTRACTS     TOTAL
----------------------------------------------------   ---------   ------------------   ---------   ---------
Foreign exchange contracts                              $     --       $(204,666)         $   --    $(204,666)
Equity contracts                                         437,786              --           7,568      445,354
Interest rate contracts                                  (11,495)             --              --      (11,495)
                                                        --------       ---------          ------    ---------
Total                                                   $426,291       $(204,666)         $7,568    $ 229,193
                                                        ========       =========          ======    =========

SCHRODER TOTAL RETURN FIXED INCOME FUND

                                                        FUTURES
DERIVATIVES NOT ACCOUNTED FOR AS HEDGING INSTRUMENTS   CONTRACTS     TOTAL
----------------------------------------------------   ---------   ---------
Interest rate contracts                                $(228,185)  $(228,185)
                                                       ---------   ---------
Total                                                  $(228,185)  $(228,185)
                                                       =========   =========

NOTE 5 -- REDEMPTION FEE

The Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio generally impose a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, are retained by the Funds and not paid to Schroder Advisors or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under "Redemption fees," and are included as part of "Capital paid-in" on the Statements of Assets and Liabilities. The redemption fees paid to the Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder Emerging Market Equity Fund, Schroder U.S. Opportunities Fund, Schroder U.S. Small and Mid Cap Opportunities Fund and Schroder Multi-Asset Growth Portfolio for the year ended October 31, 2009 totaled $17,628, $1,185, $28,361, $3,403, $1,277 and $1,161, respectively.

NOTE 6 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the year ended October 31, 2009, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per meeting, with the Audit Committee chair receiving a $5,000 retainer. Payment of Trustee fees is allocated 50% equally to each Trust and the remaining 50% to the Funds based on their respective amount of assets. If a meeting relates to a single Fund or group of Funds, payments of such meeting fees are allocated only among those Funds to which the meeting relates.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 7 -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 2009 were as follows:

                                                          PURCHASES    SALES AND MATURITIES
                                                        ------------   --------------------
Schroder International Alpha Fund ...................   $ 58,195,962       $ 48,653,694
Schroder International Diversified Value Fund .......     11,634,554         12,098,615
Schroder Emerging Market Equity Fund ................     40,618,799         22,710,355
Schroder U.S. Opportunities Fund ....................     90,366,256        124,848,835
Schroder U.S. Small and Mid Cap Opportunities Fund ..     34,302,168         14,722,591
Schroder North American Equity Fund .................    306,595,574        404,490,846
Schroder Total Return Fixed Income Fund .............    119,681,382         66,899,497
Schroder Multi-Asset Growth Portfolio ...............      4,033,925         15,314,165

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

Purchases and proceeds from sales and maturities of U.S. Government securities for the year ended October 31, 2009 were as follows:

                                                       PURCHASES    SALES AND MATURITIES
                                                     ------------   --------------------
Schroder Total Return Fixed Income Fund ..........   $561,966,711       $536,916,454

Both redemptions and subscriptions in-kind reflect the valuation of the underlying securities in accordance with the Funds' valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2008, the Schroder North American Equity Fund realized gains from in-kind redemptions of $5,180,341. For the year ended October 31, 2009, the Schroder North American Equity Fund realized losses from in-kind redemptions of $18,461,226.

Investments made by the Schroder Multi-Asset Growth Portfolio in other Schroder Funds are considered to be investments in Affiliated Companies as defined under section 2(a)(2) of the Investment Company Act. A summary of the investment and income activity in each Affiliated Company's shares for Schroder Multi-Asset Growth Portfolio is as follows:

                                                                                                      INCOME
                                                                                                       FROM
AFFILIATED REGISTERED                                                                  REALIZED      AFFILIATED
INVESTMENT COMPANY                                      CONTRIBUTIONS   WITHDRAWALS     LOSSES      INVESTMENTS
---------------------                                   -------------   -----------   -----------   -----------
Schroder U.S. Small and Mid Cap Opportunities Fund ..     $661,037       $2,292,098   $(1,280,596)    $    --
Schroder Emerging Market Equity Fund ................       72,140          638,330      (648,037)        557
Schroder International Alpha Fund ...................       21,273        1,666,877      (963,692)     21,273
Schroder International Diversified Value Fund .......      108,033        1,010,817      (905,382)     69,626

NOTE 8 -- FEDERAL INCOME TAXES

The Schroder Multi-Asset Growth Portfolio elected to be taxed as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code effective May 23, 2008. All earnings prior to May 23, 2008, both realized and unrealized, are excluded from the taxable income of the Fund. The prior earnings have been reclassified to "Capital Paid-in." The undistributed balances and the tax character of dividends and distributions declared only reflect income earned and distributions declared after May 23, 2008. Taxable income prior to May 23, 2008 was included in the income tax return of Schroder U.S. Holdings, Inc., an affiliated company of SIMNA, which was the Fund's sole shareholder until May 23, 2008. The Fund's portion of taxes for the fiscal year ended October 31, 2008, related to the period from inception of May 23, 2008, was estimated as if the Fund filed on a separate return basis.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for gains resulting from redemptions in-kind, paydown gains and losses, investments in passive foreign investment companies, reclassifications of long-term capital gain distributions on real estate investment trust securities, partnership and swap investments, net operating losses and foreign currency transactions. Distributions from short-term gains and from gains on foreign currency transactions are treated as distributions from ordinary income for tax purposes.

At October 31, 2009, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

                                                    INCREASE (DECREASE)    INCREASE (DECREASE)
                                                       UNDISTRIBUTED            ACCUMULATED           DECREASE
                                                   NET INVESTMENT INCOME   REALIZED GAIN (LOSS)   CAPITAL PAID-IN
                                                   ---------------------   --------------------   ---------------
Schroder International Alpha Fund ..............         $    370                $   (370)           $      --
Schroder International Diversified Value Fund ..           64,011                 (64,011)                  --
Schroder Emerging Market Equity Fund ...........          (12,745)                 12,745                   --
Schroder U.S. Opportunities Fund ...............          701,532                 (86,671)            (614,861)

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

                                                      INCREASE (DECREASE)    INCREASE (DECREASE)
                                                         UNDISTRIBUTED           ACCUMULATED            DECREASE
                                                     NET INVESTMENT INCOME   REALIZED GAIN (LOSS)   CAPITAL PAID-IN
                                                     ---------------------   --------------------   ---------------
Schroder U.S. Small and Mid Cap Opportunities
   Fund ..........................................         $  14,374             $    (5,049)        $     (9,325)
Schroder North American Equity Fund ..............          (388,339)             18,849,565          (18,461,226)
Schroder Total Return Fixed Income Fund ..........            (2,690)                  2,690                   --
Schroder Multi-Asset Growth Portfolio ............           168,855                (168,855)                  --

The tax character of dividends and distributions declared during the years ended October 31, 2009 and October 31, 2008 was as follows:

                                                       ORDINARY      LONG-TERM
                                                        INCOME     CAPITAL GAIN       TOTAL
                                                     -----------   ------------   ------------
Schroder International Alpha Fund
   2009 ..........................................   $   333,371   $         --   $    333,371
   2008 ..........................................       958,846             --        958,846
Schroder International Diversified Value Fund
   2009 ..........................................       387,653             --        387,653
   2008 ..........................................     1,796,852        347,610      2,144,462
Schroder Emerging Market Equity Fund
   2009 ..........................................        14,779             --         14,779
   2008 ..........................................     2,275,689      1,230,055      3,505,744
Schroder U.S. Opportunities Fund
   2009 ..........................................            --             --             --
   2008 ..........................................     5,039,977     22,631,107     27,671,084
Schroder U.S. Small and Mid Cap Opportunities Fund
   2009 ..........................................            --             --             --
   2008 ..........................................       311,839        386,347        698,186
Schroder North American Equity Fund
   2009 ..........................................    12,821,224             --     12,821,224
   2008 ..........................................    28,675,160     77,583,254    106,258,414
Schroder Total Return Fixed Income Fund
   2009 ..........................................     5,527,511        476,922      6,004,433
   2008 ..........................................     3,069,846         35,383      3,105,229
Schroder Multi-Asset Growth Portfolio
   2009 ..........................................       789,551             --        789,551

As of October 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                TOTAL
                                                                                                            DISTRIBUTABLE
                                             UNDISTRIBUTED      CAPITAL        UNREALIZED        OTHER         EARNINGS
                                                ORDINARY          LOSS        APPRECIATION     TEMPORARY     (ACCUMULATED
                                                 INCOME       CARRYFORWARD   (DEPRECIATION)   DIFFERENCES      LOSSES)
                                             -------------   -------------   --------------   -----------   -------------
Schroder International Alpha Fund ........     $  906,736    $ (18,134,885)   $  7,132,245     $   1,372    $ (10,094,532)
Schroder International Diversified
   Value Fund ............................        316,951       (3,604,956)         76,648       (30,104)      (3,241,461)
Schroder Emerging Market Equity Fund .....        329,221       (4,105,624)      5,011,555       (16,345)       1,218,807
Schroder U.S. Opportunities Fund .........             --      (33,631,998)     16,452,395             7      (17,179,596)
Schroder U.S. Small and Mid Cap
   Opportunities Fund ....................             --       (1,694,220)      3,188,123       (13,234)       1,480,669
Schroder North American Equity Fund ......      5,164,287     (110,491,358)    (22,599,226)      (88,404)    (128,014,701)
Schroder Total Return Fixed Income Fund ..      2,120,820               --       5,479,860      (517,894)       7,082,786
Schroder Multi-Asset Growth Portfolio ....         94,116      (10,655,406)        216,671       (59,156)     (10,403,775)

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

As of October 31, 2009, the Funds listed below had net tax basis capital loss carryforwards, for Federal income tax purposes, that may be applied against future taxable gains until their expiration date as follows, except for Schroder Emerging Market Equity Fund, which may be subject to annual limitations:

                                                                       EXPIRATION
                                                                         DATES
                                                           AMOUNT     OCTOBER 31,
                                                        -----------   -----------
Schroder International Alpha Fund ...................   $ 2,618,789       2010
                                                            913,762       2011
                                                          2,965,067       2016
                                                         11,637,267       2017
Schroder International Diversified Value Fund .......       109,889       2016
                                                          3,495,067       2017
Schroder Emerging Market Equity Fund ................       949,933       2016
                                                          3,155,691       2017
Schroder U.S. Opportunities Fund ....................     6,743,042       2016
                                                         26,888,956       2017
Schroder U.S. Small and Mid Cap Opportunities Fund ..       819,456       2016
                                                            874,764       2017
Schroder North American Equity Fund .................    41,332,728       2016
                                                         69,158,630       2017
Schroder Multi-Asset Growth Portfolio ...............     3,192,418       2016
                                                          7,462,988       2017

At October 31, 2009, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation were as follows:


                                                                             GROSS UNREALIZED        NET UNREALIZED
                                                         IDENTIFIED    ---------------------------    APPRECIATION
                                                          TAX COST     APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                                        ------------   ------------   ------------   --------------
Schroder International Alpha Fund ...................   $ 48,593,468    $ 9,143,160   $ (2,013,820)  $   7,129,340
Schroder International Diversified Value Fund .......     10,448,380      1,062,015       (985,615)         76,400
Schroder Emerging Market Equity Fund ................     43,054,023      6,884,070     (1,875,689)      5,008,381
Schroder U.S. Opportunities Fund ....................    150,268,910     23,748,213     (7,295,818)     16,452,395
Schroder U.S. Small and Mid Cap Opportunities Fund ..     41,037,690      4,184,914       (996,757)      3,188,157
Schroder North American Equity Fund .................    396,678,311     24,445,844    (47,115,586)    (22,669,742)
Schroder Total Return Fixed Income Fund .............    194,421,311      5,776,655       (267,994)      5,508,661
Schroder Multi-Asset Growth Portfolio ...............      6,514,835        912,095       (729,337)        182,758

NOTE 9 -- PORTFOLIO INVESTMENT RISKS

Schroder International Alpha, Schroder International Diversified Value and Schroder Emerging Market Equity Funds have a relatively large portion of their assets invested in companies domiciled in particular foreign countries, including emerging markets. The Funds may be more susceptible to political, social and economic events adversely affecting those countries and such issuers.

Each of Schroder International Alpha and Schroder International Diversified Value may invest more than 25% of its total assets in issuers located in any one country or group of countries. To the extent that it does so, a Fund is susceptible to a range of factors that could adversely affect its holdings in issuers of that country, including political and economic developments and foreign exchange-rate fluctuations. As a result of investing substantially in a single country, the value of the Fund's assets may fluctuate more widely than the value of shares of a comparable fund with a lesser degree of geographic concentration. The Funds may invest in countries with limited or developing capital markets. Investments in these markets may involve greater risk than investments in more developed markets.

The Schroder Total Return Fixed Income Fund invests a portion of its assets in securities of issuers that hold mortgage securities, including subprime mortgage securities. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market's perception of the issuers and changes in interest rates.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

NOTE 10 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2009 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                              5% OR GREATER
                                                               SHAREHOLDERS
                                                         -----------------------
                                                         NUMBER   % OF FUND HELD
                                                         ------   --------------
Schroder International Alpha Fund ....................      4         90.10%
Schroder International Diversified Value Fund ........      3         97.54
Schroder Emerging Market Equity Fund .................      6         87.70
Schroder U.S. Opportunities Fund .....................      3         79.63
Schroder U.S. Small and Mid Cap Opportunities Fund ...      8         86.28
Schroder North American Equity Fund ..................      6         82.63
Schroder Total Return Fixed Income Fund ..............     10         83.46
Schroder Multi-Asset Growth Portfolio ................      3         98.20

Some of the accounts shown above for Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund and Schroder Multi-Asset Growth Portfolio are owned by an affiliate of SIMNA.

NOTE 11 -- LINE OF CREDIT

The Funds, along with other related open-end series management investment companies managed by SIMNA, entered into a credit agreement on October 6, 2008 that enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the period from November 1, 2008 through October 31, 2009.

NOTE 12 -- CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows:

                                                               INTERNATIONAL
                                        INTERNATIONAL           DIVERSIFIED         EMERGING MARKET
                                          ALPHA FUND            VALUE FUND            EQUITY FUND
                                    ---------------------   ------------------   ---------------------
                                       2009        2008       2009       2008       2009        2008
                                    ----------   --------   --------   -------   ----------   --------
INVESTOR SHARES:
Sales of shares .................      337,966    351,750     14,444   282,628    2,028,125    642,134
Reinvestment of distributions ...       26,500     40,026     68,576   184,373        2,155    230,257
Redemption of shares ............     (959,796)  (150,536)  (213,007)  (84,401)  (1,412,442)   (90,216)
                                    ----------   --------   --------   -------   ----------   --------
Net increase (decrease) in
   Investor Shares ..............     (595,330)   241,240   (129,987)  382,600      617,838    782,175
                                    ==========   ========   ========   =======   ==========   ========
ADVISOR SHARES:
Sales of shares .................    3,235,665    469,751     37,996    50,881    1,335,904    329,402
Reinvestment of distributions ...       24,919     36,416      6,481    24,459           --     18,455
Redemption of shares ............   (1,169,019)  (317,143)   (12,551)  (59,364)    (249,212)  (340,781)
                                    ----------   --------   --------   -------   ----------   --------
Net increase in Advisor Shares ..    2,091,565    189,024     31,926    15,976    1,086,692      7,076
                                    ==========   ========   ========   =======   ==========   ========

SCHRODER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
OCTOBER 31, 2009

                                                                  U.S. SMALL
                                      U.S. OPPORTUNITIES          AND MID CAP            NORTH AMERICAN
                                             FUND             OPPORTUNITIES FUND          EQUITY FUND
                                   -----------------------   --------------------   ------------------------
                                      2009         2008         2009       2008        2009          2008
                                   ----------   ----------   ---------   --------   -----------   ----------
INVESTOR SHARES:
Sales of shares ................      767,206      984,467   3,192,731    712,839     2,909,053    3,916,897
Reinvestment of distributions ..           --    1,238,726          --     55,239     1,200,557    8,423,399
Redemption of shares ...........   (3,125,016)  (2,802,194)   (849,343)   (71,717)   (9,487,201)  (3,625,013)
Redemption of shares in-kind ...           --           --          --         --   (12,491,720)  (4,373,826)
                                   ----------     --------   ---------    -------   -----------    ---------
Net increase (decrease) in
   Investor Shares .............   (2,357,810)    (579,001)  2,343,388    696,361   (17,869,311)   4,341,457
                                   ==========     ========   =========    =======   ===========    =========
ADVISOR SHARES:
Sales of shares ................       35,407       28,434     393,426     12,224           690        2,088
Reinvestment of distributions ..           --       24,017          --      7,746           419        1,565
Redemption of shares ...........      (92,387)     (73,488)    (36,809)  (104,345)         (282)          --
                                   ----------     --------   ---------    -------   -----------    ---------
Net increase (decrease) in
   Advisor Shares ..............      (56,980)     (21,037)    356,617    (84,375)          827        3,653
                                   ==========     ========   =========    =======   ===========    =========

                                       TOTAL RETURN FIXED
                                          INCOME FUND
                                     ---------------------
                                        2009        2008
                                     ----------   --------
INVESTOR SHARES:
Sales of shares ..................    8,844,502    108,534
Reinvestment of distributions ....      539,766    309,996
Redemption of shares .............   (1,563,755)  (142,808)
                                     ----------   --------
Net increase in Investor Shares ..    7,820,513    275,722
                                     ==========   ========
ADVISOR SHARES:
Sales of shares ..................      956,614     30,531
Reinvestment of distributions ....       16,397      3,447
Redemption of shares .............     (404,990)   (16,828)
                                     ----------   --------
Net increase in
   Advisor Shares ................      568,021     17,150
                                     ==========   ========

                                               MULTI-ASSET
                                            GROWTH PORTFOLIO
                                         ----------------------
                                            2009       2008(a)
                                         ----------   ---------
INVESTOR SHARES:
Sales of shares ......................       23,486      50,480
Reinvestment of distributions ........        2,929          --
Redemption of shares .................         (241)         --
                                         ----------   ---------
Net increase in Investor Shares ......       26,174      50,480
                                         ==========   =========
A SHARES:
Sales of shares ......................       19,275   2,654,639
Reinvestment of distributions ........       92,272          --
Redemption of shares .................   (2,413,563)    (37,504)
                                         ----------   ---------
Net increase (decrease) in A Shares ..   (2,302,016)  2,617,135
                                         ==========   =========
ADVISOR SHARES:
Sales of shares ......................       19,514     380,201
Reinvestment of distributions ........       20,583          --
Redemption of shares .................       (4,949)         --
                                         ----------   ---------
Net increase in
   Advisor Shares ....................       35,148     380,201
                                         ==========   =========
R SHARES:
Sales of shares ......................           --      50,000
Reinvestment of distributions ........        2,535          --
                                         ----------   ---------
Net increase in R Shares .............        2,535      50,000
                                         ==========   =========

(a)  Fund commenced investment activities on December 20, 2007.

NOTE 13 -- SUBSEQUENT EVENTS

The Trust has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 23, 2009, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2009.

SCHRODER MUTUAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Schroder Global Series Trust,
   Schroder Capital Funds (Delaware) and
   Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder North American Equity Fund (constituting Schroder Global Series Trust), Schroder U.S. Opportunities Fund and Schroder International Alpha Fund (constituting Schroder Capital Funds (Delaware)) and Schroder International Diversified Value Fund, Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder Total Return Fixed Income Fund, and Schroder Multi-Asset Growth Portfolio (constituting part of Schroder Series Trust) (collectively referred to as the "Funds") at October 31, 2009, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


Philadelphia, Pennsylvania
December 23, 2009

SCHRODER MUTUAL FUNDS

PROXY VOTING (UNAUDITED)

A description of the Funds' proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds' Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC's website at http://www.sec.gov.

N-Q (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUTUAL FUNDS

The Advisory Agreements for all of the Schroder Mutual Funds (the "Funds") are subject to annual approval by the Trustees of the Funds. The Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North American Inc. ("SIMNA") and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2009 to consider the continuation of the Advisory Agreements in respect of each of the Funds for the following year. The Trustees considered a number of factors, though they did not identify one particular factor alone that they considered determinative. Factors considered by the Trustees included those described below, among others. The Trustees considered the fees charged by SIMNA to the Funds under the Advisory Agreements (which fees, for this purpose, were considered to include the administrative fee paid by Schroder North American Equity Fund to Schroder Fund Advisors Inc.), and the fee payable by SIMNA to Schroder Investment Management North America Limited ("SIMNA Ltd.") as sub-advisor to Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Diversified Value Fund, Schroder North American Equity Fund, and Schroder Multi-Asset Growth Portfolio out of the fees received by SIMNA with respect to such Funds. The Trustees also considered the total expense ratio of each of the Funds. The Trustees reviewed the information provided by SIMNA and compiled by the independent Lipper organization showing a comparison of SIMNA's fee rate for each Fund, as well as each Fund's expense ratio, compared to peer mutual funds having similar objectives, strategies, and asset sizes. The Trustees also considered information provided by SIMNA as to the fees charged by SIMNA to clients other than the Funds, including institutional separate accounts, offshore funds and mutual funds for which SIMNA serves as sub-advisor.

The Trustees noted that the advisory and administrative fees charged by SIMNA to the Funds were generally fair compared to those paid by other clients of SIMNA and that SIMNA generally charges lower fees to third-party mutual funds for which SIMNA serves as sub-advisor. Representatives of SIMNA reviewed with the Trustees the reasons for the differences between the fees charged to the Funds and to those accounts, citing, among other things, the fact that the services and resources required of SIMNA where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance oversight and regulatory responsibilities related to the management function are retained in part by the primary advisor. The Trustees also noted that in many cases the fees charged to SIMNA's separate account clients are lower than those charged to the Funds and in the one asset category where SIMNA manages a U.S. private fund, the advisory fees appear to be the same or lower than for the Funds. Representatives of SIMNA stated that this is primarily due to the fact that the compliance, legal, and administrative burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients and that management of public mutual funds generally subjects SIMNA and SIMNA Ltd. to increased regulatory and enterprise risk. SIMNA management also reported that the Funds require the resources necessary to conduct daily valuation and to satisfy liquidity requirements, which is not necessarily the case for separate account clients. In one asset class, the fees charged to SIMNA's separate account clients exceeded those charged to the Funds. SIMNA management explained that it can be difficult and time-consuming to manage smaller accounts within the framework of its investment models, so SIMNA may charge institutional clients a premium for offering the customized services and reporting of a separate account. The Trustees also noted that, with respect

SCHRODER MUTUAL FUNDS

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED) (CONTINUED)

to SIMNA's offshore pooled vehicles, when advisory fees are charged at the fund level they appear to be at least the same as, but in most cases higher than, those charged to the Funds.

The Trustees considered the profitability analysis with respect to each Fund for the years ended December 31, 2008 and December 31, 2007. This information showed the substantial costs to SIMNA of providing services to the Funds, and indicated that SIMNA had a net loss with respect to Schroder U.S. Small and Mid Cap Opportunities Fund, Schroder Emerging Market Equity Fund, Schroder International Diversified Value Fund, Schroder Total Return Fixed Income Fund, and Schroder Multi-Asset Growth Portfolio for the calendar year ended December 31, 2008. The Trustees considered that SIMNA's net profit from managing the Funds for the year ended December 31, 2007 had increased in size for the year ended December 31, 2008, and the Trustees concluded that the profitability of Schroder U.S. Opportunities Fund, Schroder International Alpha Fund and Schroder North American Equity Fund to SIMNA did not appear unreasonable in light of services rendered, competitiveness and performance. The Trustees considered whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. They concluded that it did not appear necessary at this point for new breakpoints to be implemented, although they would continue to consider the matter in the future as the Funds grow. SIMNA noted that, at this time, any increased profit realized by the firm as the Funds grow enables SIMNA to devote greater resources to the management of the Funds, as well as to provide financial incentives for the portfolio managers, analysts, and other personnel who in many cases have alternative employment and business opportunities available to them. In addition, SIMNA noted that most of the Funds were small and, in its view, competitively priced, and that SIMNA believed that where it is recognizing profit from a product, the level of profitability is not excessive.

The Trustees considered the fee waivers and/or expense limitations for the Funds, including the time periods during which the fee waivers would be in place and possible extensions of such fee waivers and/or expense limitations. SIMNA also noted that it had agreed to maintain fee waivers and expense limitations for most of the Funds. The Trustees noted that SIMNA's undertakings with respect to expense limitations and/or fee waivers are recognized by the Trustees in their review of SIMNA's advisory relationship with the Funds, while acknowledging that the focus of their review and determination is with respect to the contractual fee rates themselves.

Representatives of SIMNA discussed with the Trustees in detail the methodology used by Lipper to select peer group funds for the Funds. The Trustees reviewed detailed fee and expense and performance information presented by Lipper for each of the Funds in connection with the proposed renewal of the Advisory Agreements. Representatives of SIMNA also discussed with the Trustees that certain Funds had higher non-management fee expenses than the median of the funds in their respective peer groups because many of the Funds were smaller than other funds in their respective peer groups, so fixed expenses, such as transfer agency expenses and audit expenses, were spread over a smaller amount of assets. Representatives of SIMNA also said that due to such Funds' relatively small size even a small change in net asset value can make a substantial impact on expenses and that some expenses do increase as net asset values increase, for instance expenses related to reprinting prospectuses. Representatives of SIMNA also noted that audit expenses and other fees that are shared by the Funds are allocated one-half to each Fund based on assets and one-half is evenly divided among the Funds, regardless of assets.

The Trustees' review showed that Schroder North American Equity Fund is competitive both in its overall expense ratio and its performance, with contractual and actual management fees ranking first out of fourteen peer group funds, Investor Shares total expenses ranking in the first quintile and Advisor Shares total expenses ranking in the second quintile as measured by Lipper. They noted that Schroder North American Equity Fund's performance in the last year had suffered somewhat due to market conditions, but remained in the second quintile for all periods measured by Lipper since inception for Investor Shares and was in the third quintile in the last year for Advisor Shares.

The review showed that Schroder International Diversified Value Fund has a limited performance history, and while its performance ranked behind that of the sole other peer group fund available for comparison by Lipper in the last year, it had outperformed this other fund since inception and that, although contractual management fees were higher than the median for the peer group, after fee waivers and expense limitations the Fund ranked second out of eight peer group funds for management fees actually paid, and first out of eight and fifth out of eight peer group funds for Investor and Advisor Shares total expenses, respectively.

SCHRODER MUTUAL FUNDS

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED) (CONCLUDED)

With respect to Schroder U.S. Opportunities Fund, it was noted that the Fund's contractual management fees are in the fifth quintile, and that performance has suffered recently, reflected by the Fund dropping from the first quintile in performance to the second quin-tile in performance for the last year, as measured by Lipper. While contractual management fees were above the median and the Fund ranked sixth and sixteenth out of seventeen peer funds in total expenses for Investor and Advisor Shares, respectively, management considered this reasonable given the limited capacity of the Fund, the Fund's investment strategy, and its historical strong performance.

With respect to Schroder U.S. Small and Mid Cap Opportunities Fund, it was noted that the Fund has a limited performance history, but that performance since inception has been strong overall, and was in the second quintile in the last year and since inception, as measured by Lipper. It was also noted that, although the Fund's expenses were in the fourth and fifth quintile for Investor and Advisor Shares, respectively, that this was due at least in part, to the small size of the Fund. It was also noted that while the Fund's contractual management fees were in the fifth quintile, that actual management fees paid after waiver were in the second quintile, as measured by Lipper.

As to Schroder International Alpha Fund, it was noted that although the contractual management fees were in the fifth quintile, that actual management fees paid were in the first quintile, total expenses were in the second and third quintiles for Investor and Advisor Shares, respectively, and the Fund's performance was first out of three peer group funds for the ten year historical period and third out of five peer group funds in the last year.

With respect to Schroder Emerging Market Equity Fund, it was noted that while total expenses were in the third and fourth quin-tiles for Investor and Advisor Shares respectively, the Fund's performance has been consistently first out of all peer group funds in all periods measured by Lipper since inception, while contractual management fees were in the second quintile, and management fees actually paid were in the first quintile.

In respect of Schroder Total Return Fixed Income Fund it was noted that the Fund has a competitive contractual management fee, being ranked second out of 17 peer group funds. It was also noted that in every period measured by Lipper since inception, the Fund has ranked in the first quintile for performance.

For Schroder Multi-Asset Growth Portfolio, it was noted that the Fund has a limited operating history, but that contractual management fees ranked in the second quintile and performance since inception ranked in the third quintile, while for total expenses the Fund was ranked first out of six peer group funds. In addition, SIMNA noted that it had agreed to increase the waiver of its management fee compensation for Schroder Multi-Asset Growth Portfolio, although the overall fee waiver and expense limitation amount for the Fund remained the same, to reflect increased investments by the Fund in other Schroder mutual funds.

Representatives of SIMNA also discussed with the Trustees the services provided to Schroder Multi-Asset Growth Portfolio, referring to the discussions they had had at earlier meetings with the Trustees regarding the asset-allocation, portfolio design, investment, and monitoring functions to be performed by SIMNA and SIMNA Ltd. for Schroder Multi-Asset Growth Portfolio.

In summary, the Trustees considered the nature, extent and quality of the services provided by SIMNA and the non-advisory services provided by affiliates of SIMNA. In this regard, the Trustees took into account the experience of the Funds' portfolio management teams and of SIMNA's senior management, and the time and attention devoted by each to the Funds. After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds or SIMNA, in concluding that each of the Fund's fees appeared reasonable, unanimously voted to approve the continuation of the Advisory Agreements in respect of each of the Funds, including the advisory fees proposed in connection with that continuation.

SCHRODER MUTUAL FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor, A and R Shares, distribution (12b-1) fees. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways.

- ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past incurred expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs such as redemption fees, which are described in the Prospectus. If this fee were applied to your account, your costs would be higher.

                                                Beginning     Ending        Net      Expenses
                                                 Account     Account    Annualized     Paid
                                                  Value       Value       Expense     During
                                                  5/1/09     10/31/09     Ratios      Period*
                                                ---------   ---------   ----------   --------
Schroder International Alpha Fund
Actual Return
   Investor Shares                              $1,000.00   $1,335.30      1.15%       $6.77
   Advisor Shares                                1,000.00    1,330.90      1.40%       $8.23
Hypothetical Example for
   Comparison Purposes
   Investor Shares                              $1,000.00   $1,019.41      1.15%       $5.85
   Advisor Shares                                1,000.00    1,018.15      1.40%       $7.12
Schroder International Diversified Value Fund
Actual Return
   Investor Shares                              $1,000.00   $1,387.70      1.15%       $6.92
   Advisor Shares                                1,000.00    1,387.70      1.40%       $8.43
Hypothetical Example for
   Comparison Purposes
   Investor Shares                              $1,000.00   $1,019.41      1.15%       $5.85
   Advisor Shares                                1,000.00    1,018.15      1.40%       $7.12

SCHRODER MUTUAL FUNDS

                                                     Beginning     Ending        Net      Expenses
                                                      Account     Account    Annualized     Paid
                                                       Value       Value      Expense      During
                                                       5/1/09     10/31/09     Ratios      Period*
                                                     ---------   ---------   ----------   --------
Schroder Emerging Market Equity Fund
Actual Return
   Investor Shares                                   $1,000.00   $1,381.20      1.25%       $7.50
   Advisor Shares                                     1,000.00    1,383.90      1.50         9.01
Hypothetical Example for Comparison Purposes
   Investor Shares                                   $1,000.00   $1,018.90      1.25%       $6.36
   Advisor Shares                                     1,000.00    1,017.64      1.50         7.63
Schroder U.S. Opportunities Fund
Actual Return
   Investor Shares                                   $1,000.00   $1,177.80      1.42%       $7.79
   Advisor Shares                                     1,000.00    1,175.60      1.67         9.16
Hypothetical Example for Comparison Purposes
   Investor Shares                                   $1,000.00   $1,018.05      1.42%       $7.22
   Advisor Shares                                     1,000.00    1,016.79      1.67         8.49
Schroder U.S. Small and Mid Cap Opportunities Fund
Actual Return
   Investor Shares                                   $1,000.00   $1,169.80      1.05%       $5.74
   Advisor Shares                                     1,000.00    1,168.60      1.30         7.11
Hypothetical Example for Comparison Purposes
   Investor Shares                                   $1,000.00   $1,019.91      1.05%       $5.35
   Advisor Shares                                     1,000.00    1,018.65      1.30         6.61
Schroder North American Equity Fund
Actual Return
   Investor Shares                                   $1,000.00   $1,205.70      0.43%       $2.39
   Advisor Shares                                     1,000.00    1,202.70      0.78         4.33
Hypothetical Example for Comparison Purposes
   Investor Shares                                   $1,000.00   $1,023.04      0.43%       $2.19
   Advisor Shares                                     1,000.00    1,021.27      0.78         3.97
Schroder Total Return Fixed Income Fund
Actual Return
   Investor Shares                                   $1,000.00   $1,060.30      0.40%       $2.08
   Advisor Shares                                     1,000.00    1,059.00      0.65         3.37
Hypothetical Example for Comparison Purposes
   Investor Shares                                   $1,000.00   $1,023.19      0.40%       $2.04
   Advisor Shares                                     1,000.00    1,021.93      0.65         3.31

SCHRODER MUTUAL FUNDS

DISCLOSURE OF FUND EXPENSES (UNAUDITED) (CONCLUDED)

                                                     Beginning     Ending        Net      Expenses
                                                      Account     Account    Annualized     Paid
                                                       Value       Value       Expense     During
                                                       5/1/09     10/31/09      Ratios     Period*
                                                     ---------   ---------   ----------   --------
Schroder Multi-Asset Growth Portfolio
Actual Return
   Investor Shares                                   $1,000.00   $1,211.00      1.25%       $6.97
   A Shares                                           1,000.00    1,209.20      1.50         8.35
   Advisor Shares                                     1,000.00    1,209.50      1.50         8.35
   R Shares                                           1,000.00    1,208.00      1.75         9.74
Hypothetical Example for Comparison Purposes
   Investor Shares                                   $1,000.00   $1,018.90      1.25%       $6.36
   A Shares                                           1,000.00    1,017.64      1.50         7.63
   Advisor Shares                                     1,000.00    1,017.64      1.50         7.63
   R Shares                                           1,000.00    1,016.38      1.75         8.89

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

SCHRODER MUTUAL FUNDS

TRUSTEES AND OFFICERS (UNAUDITED)

Additional information regarding the Trustees is included in the Funds' Statements of Additional Information, which are available free of charge by calling (800) 464-3108.

                                                                  TERM OF
                                                                  OFFICE
                                                                    AND
                                    POSITION(S)                   LENGTH
        NAME, AGE                 HELD WITH THE                  OF TIME
       AND ADDRESS                    TRUSTS                      SERVED
--------------------------   ------------------------   ---------------------------
TRUSTEES

Peter S. Knight*, 58                  Trustee                   Indefinite
875 Third Avenue, 22nd Fl.         (All Trusts)         Since 1993 (SCF(D) and SST)
New York, NY 10022                                           Since 2003 (SGST)







Catherine A. Mazza+, 49             Trustee and                 Indefinite
875 Third Avenue, 22nd Fl.           Chairman                Since 2003 (SGST)
New York, NY 10022                 (All Trusts)         Since 2006 (SCF(D) and SST)




William L. Means*, 73                 Trustee                   Indefinite
875 Third Avenue, 22nd Fl.         (All Trusts)         Since 1997 (SCF(D) and SST)
New York, NY 10022                                           Since 2006 (SGST)

James D. Vaughn*, 64                  Trustee                   Indefinite
875 Third Avenue, 22nd Fl.         (All Trusts)                 Since 2003
New York, NY 10022

----------
* Also serves as a member of the Audit Committees for each Trust on which they serve.

+ Trustee deemed to be an "interested person" of the Trusts as defined in the Investment Company Act are referred to as an "Interested Trustee." Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroder Investment Management North America Inc., the Trust's investment advisor and its affiliates.

SCHRODER MUTUAL FUNDS

                                                  NUMBER OF SERIES                      OTHER
                  PRINCIPAL                        IN FUND COMPLEX                  DIRECTORSHIPS
               OCCUPATION(S)                        OVERSEEN BY                       HELD BY
             DURING PAST 5 YEARS                   BOARD MEMBER(a)                  BOARD MEMBER
-----------------------------------------------   ----------------   ---------------------------------------


Director, Schroder Credit Renaissance Fund, LP;          10          Medicis; PAR Pharmaceuticals; Entremed;
Director, Schroder UK Long/Short Fund Ltd.;                          Generation Investment Management Global
President, Generation Investment Management                          Equity Fund LLP.
U.S. Formerly, Director, Schroder Japanese
Long/Short Fund; Director, Schroder Alternative
Strategies Fund; Managing Director, MetWest
Financial (financial services); President, Sage
Venture Partners (investing); and Partner,
Wunder, Knight, Forcsey & DeVierno (law firm).

Senior Vice President, Schroder Investment               10          None
Management North American Inc. ("Schroders");
President and Director, Schroder Fund Advisors
Inc. Formerly, President and Chief Executive
Officer of Schroder Capital Funds (Delaware)
and Schroder Series Trust.

Retired.                                                 10          None



Retired. Formerly, Managing Partner,                     10          AMG National Trust Bank.
Deloitte & Touche USA, LLP --
Denver (accounting).

----------
(a) The "Fund Complex" includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

SCHRODER MUTUAL FUNDS

TRUSTEES AND OFFICERS (UNAUDITED)

                                                                  TERM OF
                                                                  OFFICE
                                                                    AND
                                    POSITION(S)                   LENGTH
        NAME, AGE                 HELD WITH THE                  OF TIME
       AND ADDRESS                    TRUSTS                      SERVED
--------------------------   ------------------------   ---------------------------

OFFICERS

Mark A. Hemenetz, 53              President and                   Indefinite
875 Third Avenue, 22nd Fl.     Principal Executive                Since 2004
New York, NY 10022                   Officer



Alan M. Mandel, 52           Treasurer and Principal              Indefinite
875 Third Avenue, 22nd Fl.   Financial and Accounting    Since 1998 (SST and SCF(D);
New York, NY 10022                   Officer                  Since 2003 (SGST)

Stephen M. DeTore, 58        Chief Compliance Officer             Indefinite
875 Third Avenue, 22nd Fl.                                        Since 2005
New York, NY 10022






William Sauer, 46                 Vice President                  Indefinite
875 Third Avenue,                                                 Since 2008
New York, NY 10022

Carin F. Muhlbaum, 47             Vice President                  Indefinite
875 Third Avenue, 22nd Fl.                                Vice President since 1998
New York, NY 10022                                            (SST and (SCF(D);
                                                          Vice President since 2003
                                                                    (SGST)

Abby Ingber, 46                Chief Legal Officer                Indefinite
875 Third Avenue, 22nd Fl.     and Secretary/Clerk      Chief Legal Officer since 2006
New York, NY 10022                                        Secretary/Clerk since 2007

Angel Lanier, 48               Assistant Secretary                Indefinite
875 Third Avenue, 22nd Fl.                                        Since 2005
New York, NY 10022

SCHRODER MUTUAL FUNDS

                  PRINCIPAL
               OCCUPATION(S)
             DURING PAST 5 YEARS
-----------------------------------------------


Chief Operating Officer Americas, Schroder;
Chairman and Director, Schroder Fund Advisors
Inc. Formerly, Executive Vice President and
Director of Investment Management, Bank of New
York.

Head of Fund Administration, Schroders;
Director, Schroder Fund Advisors, Inc.


Chief Compliance Officer, Schroders; Senior
Vice President and Director, Schroder Fund
Advisors Inc. Formerly, Deputy General Counsel,
Gabelli Asset Management, Inc.; Associate
General Counsel, Gabelli Asset Management,
Inc.; Assistant Director, Office of Examination
Support, U.S. Securities and Exchange
Commission.

Head of Investor Services, Schroders. Formerly,
Vice President, The Bank of New York.


General Counsel and Chief Administrative
Officer, Schroders; Senior Vice President,
Director, Secretary and General Counsel,
Schroder Fund Advisors Inc.


Deputy General Counsel, Schroders. Formerly,
Senior Counsel, TIAA-CREF.


Legal Assistant, Schroders; Assistant Vice
President, Schroder Fund Advisors Inc.
Formerly, Associate, Schroders.

SCHRODER MUTUAL FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders who do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2009, each Fund has designated the following items with regard to distributions paid during the year.

                                                                                QUALIFYING
                                    LONG TERM     ORDINARY                    FOR CORPORATE
                                  CAPITAL GAIN     INCOME          TOTAL      DIVIDENDS REC.
FUND                              DISTRIBUTION  DISTRIBUTIONS  DISTRIBUTIONS  DEDUCTIONS (1)
----                              ------------  -------------  -------------  --------------
Schroder International
   Alpha Fund (a) ..............      0.00%        100.00%         100.00%          0.00%
Schroder International
   Diversified Value Fund (b) ..      0.00%        100.00%         100.00%          0.00%
Schroder Emerging Market
   Equity Fund (c) .............      0.00%        100.00%         100.00%          0.00%
Schroder U.S.
   Opportunities Fund ..........      0.00%          0.00%           0.00%          0.00%
Schroder U.S. Small and
   Mid Cap Opportunities Fund ..      0.00%          0.00%           0.00%          0.00%
Schroder North American
   Equity Fund .................      0.00%        100.00%         100.00%        100.00%
Schroder Total Return
   Fixed Income Fund ...........      8.24%         91.76%         100.00%          0.00%
Schroder Multi-Asset
   Growth Portfolio ............      0.00%        100.00%         100.00%          0.05%

                                  QUALIFYING      U.S.      QUALIFYING     QUALIFYING
                                   DIVIDEND    GOVERNMENT    INTEREST      SHORT-TERM
FUND                              INCOME (2)  INTEREST (3)  INCOME (4)  CAPITAL GAIN (5)
----                              ----------  ------------  ----------  ----------------
Schroder International
   Alpha Fund (a) ..............    100.00%        0.00%       1.10%           0.00%
Schroder International
   Diversified Value Fund (b) ..     96.23%        0.00%       1.02%           0.00%
Schroder Emerging Market
   Equity Fund (c) .............     94.76%        0.00%       0.22%           0.00%
Schroder U.S.
   Opportunities Fund ..........      0.00%        0.00%       0.00%           0.00%
Schroder U.S. Small and
   Mid Cap Opportunities Fund ..      0.00%        0.00%       0.00%           0.00%
Schroder North American
   Equity Fund .................    100.00%        0.00%       1.08%           0.00%
Schroder Total Return
   Fixed Income Fund ...........      0.00%        8.11%      49.25%         100.00%
Schroder Multi-Asset
   Growth Portfolio ............     76.37%        1.06%      75.47%           0.00%

(1) Qualifying dividends represent dividends that qualify for the corporate dividends received deduction and are reflected as a percentage of "Ordinary Income Distributions."

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that are exempt from U.S. withholding tax when paid by foreign investors.

(a) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2009, the total amount of gross foreign source income is $1,432,715. The total amount of foreign tax to be paid is $126,386. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(b) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2009, the total amount of gross foreign source income is $410,413. The total amount of foreign tax to be paid is $42,218. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(c) The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2009, the total amount of gross foreign source income is $664,456. The total amount of foreign tax to be paid is $64,307. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

SCHRODER MUTUAL FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED) (CONCLUDED)

On December 11, 2009 the following Funds made the following per share income distributions to the shareholders of record as of December 10, 2009:

                                                       NET
                                                   INVESTMENT
                                                     INCOME
                                                   ----------
Schroder International Alpha Fund
   Investor Shares .............................    $0.1698
   Advisor Shares ..............................     0.1510
Schroder International Diversified Value Fund
   Investor Shares .............................     0.2657
   Advisor Shares ..............................     0.2525
Schroder Emerging Market Equity Fund
   Investor Shares .............................     0.0646
   Advisor Shares ..............................     0.0593
Schroder North American Equity Fund
   Investor Share ..............................     0.1454
   Advisor Shares ..............................     0.1218
Schroder Multi-Asset Growth Portfolio
   Investor Shares .............................     0.1935
   A Shares ....................................     0.1607
   Advisor Shares ..............................     0.1771
   R Shares ....................................     0.1600

On December 21, 2009, the following Fund made the following short-term capital gains distributions to the shareholders of record as of December 21, 2009.

                                                CAPITAL
                                                 GAINS
                                                -------
Schroder Total Return Fixed Income Fund
   Investor Shares ..........................   $0.1006
   Advisor Shares ...........................    0.1006

NOTES

NOTES

NOTES

PRIVACY STATEMENT

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I. INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

-    Applications or forms completed by you; and;

- Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II. INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

- We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us;

- We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information; and

- We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III. OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.


This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
           Inc. and Schroder Investment Management North America Inc.

(SCHRODERS LOGO)

INVESTMENT ADVISOR              Schroder Investment Management North America Inc.
                                875 Third Avenue, 22nd Floor
                                New York, NY 10022

TRUSTEES                        Catherine A. Mazza (CHAIRMAN)
                                Peter S. Knight
                                William L. Means
                                James D. Vaughn

DISTRIBUTOR                     Schroder Fund Advisors Inc.
                                875 Third Avenue, 22nd Floor
                                New York, NY 10022

TRANSFER & SHAREHOLDER          Boston Financial Data Services, Inc.
SERVICING AGENT

CUSTODIAN                       JPMorgan Chase Bank

COUNSEL                         Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC   PricewaterhouseCoopers LLP
ACCOUNTING FIRM
                                The information contained in this report is intended for the general information of the shareholders of the Trusts. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trusts.

                                SCHRODER CAPITAL FUNDS (DELAWARE)
                                SCHRODER SERIES TRUST
                                SCHRODER GLOBAL SERIES TRUST
                                P.O. BOX 8507
                                BOSTON, MA 02266
                                (800) 464-3108

                                52692

(SCHRODERS LOGO)

                              SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009 ANNUAL REPORT

                 TAX-EXEMPT FIXED INCOME FUNDS

                 Schroder Municipal Bond Fund (in liquidation)

                 Schroder Short-Term Municipal Bond Fund (in liquidation)

(SCHRODERS LOGO)

SCHRODER MUNICIPAL BOND FUND (IN LIQUIDATION)

MANAGEMENT DISCUSSION AND ANALYSIS

As of October 31, 2009, the Schroder Municipal Bond Fund had few remaining portfolio securities, as it was nearing the completion of the liquidation process, which began on October 14, 2008. The performance information shown below reflects the performance of only the remaining portfolio securities during this period, and therefore the returns and the comparisons to the benchmark are not meaningful.

As of mid-November, all of the investment securities in the Municipal Bond Fund have been sold. The Fund made its final dividend payment on November 13, 2009 and the final liquidating distribution on November 17, 2009. Including these final distributions, approximately 99% of the net asset value of the Municipal Bond Fund as of October 14, 2008 has been returned to shareholders. The aggregate distribution including dividend payments made through the liquidation process is in excess of 101% of the net asset value of the Municipal Bond Fund as of October 14, 2008.

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
         THE SCHRODER MUNICIPAL BOND FUND -- INVESTOR AND ADVISOR SHARES
              VS. THE BARCLAYS CAPITAL 5-YEAR MUNICIPAL BOND INDEX

                               (PERFORMANCE GRAPH)

              Schroder Municipal   Schroder Municipal
                   Bond Fund,         Bond Fund,        Barclays Capital 5 Year
               Investor Shares       Advisor Shares       Municipal Bond Index
             -------------------   ------------------   -----------------------
12/31/2003          10,000               10,000                10,000
4-Oct               10,353               10,321                10,247
5-Oct               10,574               10,526                10,295
6-Oct               11,141               11,063                10,694
7-Oct               11,414               11,305                11,100
8-Oct               10,178               10,055                11,470
9-Oct               10,202               10,067                12,582

The Barclays Capital 5-Year Municipal Bond Index is a rules-based, market-value-weighted unmanaged index of debt obligations issued by municipalities with an approximate maturity of five years.

PERFORMANCE INFORMATION

                                   One Year Ended    Five Years Ended        Annualized
                                  October 31, 2009   October 31, 2009   Since Inception (a)
                                  ----------------   ----------------   -------------------
Schroder Municipal Bond Fund --
   Investor Shares ............         0.24%             (0.29)%              0.34%
   Advisor Shares .............         0.12%             (0.50)%              0.12%

(a)  From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. SUBSEQUENT TO OCTOBER 14, 2008, WHEN THE FUND ENTERED INTO LIQUIDATION, DIVIDENDS AND DISTRIBUTIONS HAVE BEEN TREATED AS CASH ITEMS FOR PURPOSES OF THE ABOVE TOTAL RETURN CALCULATION. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND (IN LIQUIDATION)

MANAGEMENT DISCUSSION AND ANALYSIS

As of October 31, 2009, the Schroder Short-Term Municipal Bond Fund had few remaining portfolio securities, as it was nearing the completion of the liquidation process, which began on October 14, 2008. The performance information shown below reflects the performance of only the remaining portfolio securities during this period, and therefore the returns and the comparisons to the benchmark are not meaningful.

As of mid-December, all of the investment securities in the Short-Term Municipal Bond Fund have been sold. The Fund made its final dividend payment on December 15, 2009 and the final liquidating distribution on December 17, 2009. Including these final distributions, approximately 97% of the net asset value of the Short-Term Municipal Bond Fund as of October 14, 2008 has been returned to shareholders. The aggregate distribution including dividend payments made through the liquidation process is in excess of 99% of the net asset value of the Short-Term Municipal Bond Fund as of October 14, 2008.

          COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN
   THE SCHRODER SHORT-TERM MUNICIPAL BOND FUND -- INVESTOR AND ADVISOR SHARES
              VS. THE BARCLAYS CAPITAL 1-YEAR MUNICIPAL BOND INDEX

                               (PERFORMANCE GRAPH)

             Schroder Short-Term   Schroder Short-Term
                 Municipal             Municipal        Barclays Capital 1 Year
                 Bond Fund,            Bond Fund,              Municipal
               Investor Shares       Advisor Shares           Bond Index
             -------------------   -------------------   ----------------------
12/31/2003          10,000                10,000              10,000
4-Oct               10,126                10,105              10,104
5-Oct               10,376                10,328              10,223
6-Oct               10,788                10,712              10,535
7-Oct               11,107                11,001              10,937
8-Oct               10,394                10,258              11,399
9-Oct               10,219                10,085              11,900

The Barclays Capital 1-Year Municipal Bond Index is a rules-based, market-value-weighted index of debt obligations issued by municipalities with short-term maturities.

PERFORMANCE INFORMATION

                                              One Year Ended    Five Years Ended        Annualized
                                             October 31, 2009   October 31, 2009   Since Inception (a)
                                             ----------------   ----------------   -------------------
Schroder Short-Term Municipal Bond Fund --
   Investor Shares .......................        (1.69)%             0.18%               0.37%
   Advisor Shares ........................        (1.69)%            (0.04)%              0.14%

(a)  From commencement of Fund operations on December 31, 2003.

"TOTAL RETURN" SHOWN ABOVE IS CALCULATED INCLUDING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. SUBSEQUENT TO OCTOBER 14, 2008, WHEN THE FUND ENTERED INTO LIQUIDATION, DIVIDENDS AND DISTRIBUTIONS HAVE BEEN TREATED AS CASH ITEMS FOR PURPOSES OF THE ABOVE TOTAL RETURN CALCULATION. RESULTS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. RETURNS FOR CERTAIN PERIODS REFLECT FEE WAIVERS AND/OR REIMBURSEMENTS IN EFFECT FOR THAT PERIOD; ABSENT FEE WAIVERS AND REIMBURSEMENTS, PERFORMANCE WOULD HAVE BEEN LOWER. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. THE VALUE OF AN INVESTMENT IN THE FUND AND THE RETURN ON INVESTMENT BOTH WILL FLUCTUATE AND REDEMPTION PROCEEDS MAY BE HIGHER OR LOWER THAN AN INVESTOR'S ORIGINAL COST.

SCHRODER MUNICIPAL BOND FUND (IN LIQUIDATION)

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

Principal
 Amount $                                                               Value $
---------                                                             ----------
            MUNICIPAL BONDS -- 84.9%
            CALIFORNIA -- 44.1%
  600,000   Livermore, Multi-Family Housing
               Redevelopment Agency RB,
               Series A, FNMA (1)
               0.190%, 07/15/39                                          600,000
  500,000   San Bernardino County, Multi-Family
               Housing Authority RB, Series A,
               FNMA (1)
               0.230%, 05/15/29                                          500,000
  600,000   State Affordable Multi-Family Housing
               Agency RB, Series A, FNMA (1)
               0.190%, 09/15/33                                          600,000
  600,000   Vacaville, Multi-Family Housing
               Authority RB, Series A, FNMA (1)
               0.210%, 05/15/29                                          600,000
                                                                      ----------
                                                                       2,300,000
            COLORADO -- 9.6%
  500,000   State Housing & Finance
               Authority RB, FNMA (1)
               0.260%, 02/15/28                                          500,000
                                                                      ----------
            FLORIDA -- 9.6%
  500,000   State Multi-Family Housing Finance
               Corporation RB, Series C, FHLMC (1)
               0.250%, 07/01/35                                          500,000
                                                                      ----------
            GEORGIA -- 9.6%
  500,000   Gwinnett County, Multi-Family
               Housing Authority RB, FNMA (1)
               0.260%, 06/15/25                                          500,000
                                                                      ----------
            TENNESSEE -- 11.5%
  600,000   Hendersonville, Industrial
               Development Board RB, FNMA (1)
               0.250%, 02/15/28                                          600,000
                                                                      ----------
            WASHINGTON -- 0.5%
   25,943   Nooksack Indian Tribe RB (3)
               5.500%, 02/23/11                                           25,445
                                                                      ----------
            TOTAL MUNICIPAL BONDS
               (Cost $4,425,943)                                       4,425,445
                                                                      ----------

  Shares
---------
            SHORT-TERM INVESTMENTS (2) -- 17.1%
  448,197   BlackRock Institutional Muni Fund
               Portfolio, 0.170%                                         448,197
   22,951   JPMorgan Tax Free Money Market
               Fund, 0.060%                                               22,951

  Shares                                                                Value $
---------                                                             ----------
  420,915   SEI Tax Exempt Trust--Institutional
               Tax Free Portfolio Class A, 0.070%                        420,915
                                                                      ----------
            TOTAL SHORT-TERM INVESTMENTS
               (Cost $892,063)                                           892,063
                                                                      ----------
            TOTAL INVESTMENTS -- 102.0%
               (Cost $5,318,006)                                       5,317,508
                                                                      ----------
            OTHER LIABILITIES IN EXCESS OF
               OTHER ASSETS -- (2.0)%                                   (105,910)
                                                                      ----------
            NET ASSETS -- 100.0%                                      $5,211,598
                                                                      ==========

On October 14, 2008, the Board of Trustees voted to close the Schroder Municipal Bond Fund and to commence the orderly liquidation of the Fund's assets. (See
Note 11 in Notes to Financial Statements.)

The following is a summary of inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

                                   LEVEL 1     LEVEL 2    LEVEL 3      TOTAL
                                  --------   ----------   -------   ----------
INVESTMENTS IN SECURITIES
Municipal Bonds
   California                     $     --   $2,300,000     $--     $2,300,000
   Colorado                             --      500,000      --        500,000
   Florida                              --      500,000      --        500,000
   Georgia                              --      500,000      --        500,000
   Tennessee                            --      600,000      --        600,000
   Washington                           --       25,445      --         25,445
                                  --------   ----------     ---     ----------
                                        --    4,425,445      --      4,425,445
Short-Term Investments             892,063           --      --        892,063
                                  --------   ----------     ---     ----------
Total Investments in Securities   $892,063   $4,425,445     $--     $5,317,508
                                  ========   ==========     ===     ==========

(1) Variable rate security with put option feature -- Rate disclosed is as of October 31, 2009.

(2)  The rate shown represents the 7-day current yield as of October 31, 2009.

(3) Security considered illiquid. On October 31, 2009, the value of this security amounted to $25,445, representing 0.5% of the net assets of the Fund.

RB -- Revenue Bond

Guaranteed as to principal and interest by the organization identified below:

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

    The accompanying notes are an integral part of the financial statements.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND (IN LIQUIDATION)

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2009

Principal
 Amount $                                                               Value $
---------                                                             ----------
            MUNICIPAL BONDS -- 79.4%
            CALIFORNIA -- 38.5%
  150,000   ABAG Finance Authority for
               Nonprofit Corporations RB, Amber
               Project, Series A, FNMA (1)
               0.200%, 12/15/32                                          150,000
  100,000   Hayward, Multi-Family Housing
               Authority RB, Series A, FNMA (1)
               0.200%, 06/15/25                                          100,000
  150,000   Hemet, Multi-Family Housing
               Authority RB, Series A, FHLMC (1)
               0.200%, 01/01/25                                          150,000
  150,000   Livermore, Multi-Family Housing
               Redevelopment Agency RB,
               Series A, FNMA (1)
               0.190%, 07/15/39                                          150,000
  100,000   Riverside County, Multi-Family
               Housing Authority RB, Series C,
               FNMA (1)
               0.210%, 01/15/27                                          100,000
  115,000   Rohnert Park, Multi-Family Housing
               Authority RB, Series A, FNMA (1)
               0.210%, 06/15/25                                          115,000
  150,000   San Bernardino County, Multi-Family
               Housing Authority RB, Series A,
               FNMA (1)
               0.200%, 02/15/27                                          150,000
  125,000   Vacaville, Multi-Family Housing
               Authority RB, Series A, FNMA (1)
               0.210%, 05/15/29                                          125,000
                                                                      ----------
                                                                       1,040,000

            FLORIDA -- 16.7%
  100,000   Marion County, Housing Finance
               Authority RB, Paddoc Project,
               FNMA (1)
               0.240%, 10/15/32                                          100,000
  100,000   Orange County, Multi-Family Housing
               Finance Authority RB, FNMA (1)
               0.250%, 06/01/25                                          100,000
  150,000   State Multi-Family Housing Finance
               Authority RB, Island Club Project,
               Series A, FHLMC (1)
               0.270%, 07/01/31                                          150,000
  100,000   Volusia County, Multi-Family Housing
               Finance Authority RB, Fishermans
               Landing Apartments, FNMA (1)
               0.240%, 01/15/32                                          100,000
                                                                      ----------
                                                                         450,000

Principal
 Amount $                                                               Value $
---------                                                             ----------
            LOUISIANA -- 4.3%
  115,000   State Public Facilities Authority RB,
               Multi-Family Housing, River View,
               FHLMC (1)
               0.260%, 04/01/36                                          115,000
                                                                      ----------
            PENNSYLVANIA -- 4.5%
  120,000   Allegheny County, Hospital
               Development Authority RB, FNMA (1)
               0.240%, 07/15/28                                          120,000
                                                                      ----------
            TENNESSEE -- 7.4%
  100,000   Hendersonville, Industrial
               Development Board RB, FNMA (1)
               0.250%, 02/15/28                                          100,000
  100,000   Nashville & Davidson County,
               Metropolitan Government, Industrial
               Development Board RB, FNMA (1)
               0.240%, 02/15/34                                          100,000
                                                                      ----------
                                                                         200,000
            TEXAS -- 3.7%
  100,000   Tarrant County, Housing Finance
               Corporation RB, FNMA (1)
               0.260%, 02/15/36                                          100,000
                                                                      ----------
            VIRGINIA -- 4.3%
1,500,000   Poplar Hill, Community Development
               Authority COP, Series A (2)(3)(5)
               0.000%, 09/01/34                                          117,000
                                                                      ----------
            TOTAL MUNICIPAL BONDS
               (Cost $3,525,000)                                       2,142,000
                                                                      ----------

  Shares
--------
            SHORT-TERM INVESTMENTS (4) -- 26.8%
  271,934   BlackRock Institutional Muni Fund
               Portfolio, 0.170%                                         271,934
  202,809   JPMorgan Tax Free Money Market
               Fund, 0.060%                                              202,809
  249,248   SEI Tax Exempt Trust--Institutional
               Tax Free Portfolio Class A, 0.070%                        249,248
                                                                      ----------
            TOTAL SHORT-TERM INVESTMENTS
               (Cost $723,991)                                           723,991
                                                                      ----------
            TOTAL INVESTMENTS -- 106.2%
               (Cost $4,248,991)                                       2,865,991
                                                                      ----------
            OTHER LIABILITIES IN EXCESS OF
               OTHER ASSETS -- (6.2)%                                   (167,017)
                                                                      ----------
            NET ASSETS -- 100.0%                                      $2,698,974
                                                                      ==========

On October 14, 2008, the Board of Trustees voted to close the Schroder Short-Term Municipal Bond Fund and to commence the orderly liquidation of the Fund's assets. (See Note 11 in Notes to Financial Statements.)

    The accompanying notes are an integral part of the financial statements.

SCHRODER SHORT-TERM MUNICIPAL BOND FUND (IN LIQUIDATION)

SCHEDULE OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2009

The following is a summary of inputs used as of October 31, 2009 in valuing the Fund's investments carried at value:

                                   LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                  --------   ----------   --------   ----------
INVESTMENTS IN SECURITIES
Municipal Bonds
   California                     $     --   $1,040,000   $     --   $1,040,000
   Florida                              --      450,000         --      450,000
   Louisiana                            --      115,000         --      115,000
   Pennsylvania                         --      120,000         --      120,000
   Tennessee                            --      200,000         --      200,000
   Texas                                --      100,000         --      100,000
   Virginia                             --           --    117,000      117,000
                                  --------   ----------   --------   ----------
                                        --    2,025,000    117,000    2,142,000
Short-Term Investments             723,991           --         --      723,991
                                  --------   ----------   --------   ----------
Total Investments in Securities   $723,991   $2,025,000   $117,000   $2,865,991
                                  ========   ==========   ========   ==========

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of October 31, 2008                     $     --
Realized gain (loss)                                     --
Change in unrealized appreciation (depreciation)         --
Net purchases (sales)                                    --
Net transfers in and/or out of Level 3              117,000
                                                   --------
Balance as of October 31, 2009                     $117,000
                                                   ========

(1) Variable rate security with put option feature -- Rate disclosed is as of October 31, 2009.

(2) Security considered illiquid. On October 31, 2009, the value of this security amounted to $117,000, representing 4.3% of the net assets of the Fund. This security has been restructured and in accordance with its amended loan agreement is not currently paying interest.

(3)  Security is taxable.

(4)  The rate shown represents the 7-day current yield as of October 31, 2009.

(5)  Security is fair valued. (See Note 2 in Notes to Financial Statements.)

ABAG -- Association of Bay Area Governments

COP  -- Certificate of Participation

RB   -- Revenue Bond

Guaranteed as to principal and interest by the organization identified below:

FHLMC -- Federal Home Loan Mortgage Corporation

FNMA -- Federal National Mortgage Association

    The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (IN LIQUIDATION)
OCTOBER 31, 2009

                                                                              SHORT-TERM
                                                                MUNICIPAL      MUNICIPAL
                                                                  BOND           BOND
                                                                  FUND           FUND
                                                              ------------   ------------
ASSETS
   Investments in securities, at value -- Note 2...........   $  5,317,508   $  2,865,991
   Receivable for securities sold..........................        132,461             --
   Interest receivable.....................................          2,787            369
                                                              ------------   ------------
         TOTAL ASSETS......................................      5,452,756      2,866,360
                                                              ------------   ------------
LIABILITIES
   Investment Advisory fees payable -- Note 3..............         92,361         87,438
   Income distributions payable............................         24,512          1,104
   Payable to custodian....................................         22,951             --
   Sub-administration fees payable -- Note 3...............          1,894            374
   Distribution fees payable -- Note 3.....................          1,079            148
   Trustees' fees payable -- Note 4........................            688            606
   Accrued expenses and other liabilities..................         97,673         77,716
                                                              ------------   ------------
         TOTAL LIABILITIES.................................        241,158        167,386
                                                              ------------   ------------
      NET ASSETS...........................................   $  5,211,598   $  2,698,974
                                                              ============   ============
NET ASSETS
   Capital paid-in.........................................   $103,873,994   $ 27,156,423
   Undistributed net investment income.....................        148,743         22,929
   Accumulated net realized loss on investments............    (98,810,641)   (23,097,378)
   Net unrealized depreciation on investments..............           (498)    (1,383,000)
                                                              ------------   ------------
      NET ASSETS...........................................   $  5,211,598   $  2,698,974
                                                              ============   ============
Investor Shares:
   Net assets..............................................   $  5,066,537   $  2,604,825
   Total shares outstanding at end of year.................     50,241,891     13,733,539
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding)....................   $       0.10   $       0.19
Advisor Shares:
   Net assets..............................................   $    145,061   $     94,149
   Total shares outstanding at end of year.................      1,476,629        509,292
   Net asset value, offering and redemption price per share
      (net assets / shares outstanding)....................   $       0.10   $       0.18
Cost of securities.........................................   $  5,318,006   $  4,248,991

    The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF OPERATIONS (IN LIQUIDATION)
FOR THE YEAR ENDED OCTOBER 31, 2009

                                                                              SHORT-TERM
                                                                MUNICIPAL      MUNICIPAL
                                                                  BOND           BOND
                                                                  FUND           FUND
                                                              ------------   ------------
INVESTMENT INCOME
   Interest income.........................................   $  9,965,871   $  2,822,389
   Dividend income.........................................        150,554         44,574
                                                              ------------   ------------
         TOTAL INCOME......................................     10,116,425      2,866,963
                                                              ------------   ------------
EXPENSES
   Investment Advisory fees -- Note 3......................        805,472        242,818
   Sub-administration fees -- Note 3.......................        221,997         66,188
   Trustees fees -- Note 4.................................         28,712          9,793
   Distribution fees -- Note 3.............................         14,359          5,046
   Legal fees..............................................        246,829        131,808
   Transfer agent fees.....................................        103,550         87,535
   Insurance...............................................         91,099         43,540
   Printing expenses.......................................         38,716         11,764
   Audit fees..............................................         34,422         33,187
   Custodian fees..........................................         26,345          9,899
   Pricing fees............................................         22,359         14,871
   Registration fees.......................................         13,534          9,991
   Other...................................................         33,198         19,934
                                                              ------------   ------------
         TOTAL EXPENSES....................................      1,680,592        686,374
   Expenses waived by Investment Advisor -- Note 3.........       (805,472)      (242,818)
   Distribution fee suspension -- Note 3...................         (9,400)        (3,247)
   Reimbursement from Investment Advisor...................           (330)      (104,613)
                                                              ------------   ------------
         NET EXPENSES......................................        865,390        335,696
                                                              ------------   ------------
         NET INVESTMENT INCOME.............................      9,251,035      2,531,267
                                                              ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments sold...................    (92,153,074)+  (21,040,226)+
   Net change in unrealized appreciation on investments....     83,573,402     16,208,966
                                                              ------------   ------------
   NET REALIZED AND UNREALIZED LOSS........................     (8,579,672)    (4,831,260)
                                                              ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS......................................   $    671,363   $ (2,299,993)
                                                              ============   ============

+ Includes realized losses from in-kind transactions (See Note 5 in Notes to Financial Statements).

    The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (IN LIQUIDATION)
FOR THE YEARS ENDED OCTOBER 31,

                                                                   MUNICIPAL                  SHORT-TERM MUNICIPAL
                                                                   BOND FUND                        BOND FUND
                                                        ------------------------------   ------------------------------
                                                             2009             2008            2009             2008
                                                        -------------    -------------   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income................................   $   9,251,035    $  25,609,754   $   2,531,267    $   7,478,856
Net realized loss on investments sold................     (92,153,074)+     (7,040,673)    (21,040,226)+     (2,230,520)
Change in unrealized appreciation (depreciation)
   on investments....................................      83,573,402      (78,189,547)     16,208,966      (15,995,732)
                                                        -------------    -------------   -------------    -------------
   Net increase (decrease) in net assets resulting
      from operations................................         671,363      (59,620,466)     (2,299,993)     (10,747,396)
                                                        -------------    -------------   -------------    -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME:
   Investor Shares...................................      (8,859,202)     (24,947,015)     (2,448,858)      (7,174,501)
   Advisor Shares....................................        (255,154)        (635,969)        (82,522)        (253,188)
                                                        -------------    -------------   -------------    -------------
   Total dividends...................................      (9,114,356)     (25,582,984)     (2,531,380)      (7,427,689)
                                                        -------------    -------------   -------------    -------------
DISTRIBUTIONS FOR LIQUIDATION:
   Investor Shares...................................    (414,064,862)              --    (121,424,601)              --
   Advisor Shares....................................     (12,167,424)              --      (4,262,771)              --
                                                        -------------    -------------   -------------    -------------
   Total distributions...............................    (426,232,286)              --    (125,687,372)              --
                                                        -------------    -------------   -------------    -------------
SHARE TRANSACTIONS:
INVESTOR SHARES:
Sales of shares......................................              --      227,253,661              --       62,838,217
Reinvestment of distributions........................              --       22,339,034              --        5,772,824
Redemption of shares.................................              --     (395,323,773)             --     (150,238,892)
Redemption of shares in-kind.........................         (70,153)              --      (5,649,789)              --
                                                        -------------    -------------   -------------    -------------
   Total decrease from Investor Share transactions...         (70,153)    (145,731,078)     (5,649,789)     (81,627,851)
                                                        -------------    -------------   -------------    -------------
ADVISOR SHARES:
Sales of shares......................................              --        4,278,468              --        1,543,715
Reinvestment of distributions........................              --          575,381              --          207,281
Redemption of shares.................................              --       (8,151,211)             --       (7,536,583)
                                                        -------------    -------------   -------------    -------------
   Total decrease from Advisor Share transactions....              --       (3,297,362)             --       (5,785,587)
                                                        -------------    -------------   -------------    -------------
   Net decrease in net assets from share
      transactions...................................         (70,153)    (149,028,440)     (5,649,789)     (87,413,438)
                                                        -------------    -------------   -------------    -------------
   Total decrease in net assets......................    (434,745,432)    (234,231,890)   (136,168,534)    (105,588,523)
NET ASSETS
Beginning of Year....................................     439,957,030      674,188,920     138,867,508      244,456,031
                                                        -------------    -------------   -------------    -------------
End of Year..........................................   $   5,211,598    $ 439,957,030   $   2,698,974    $ 138,867,508
                                                        =============    =============   =============    =============
Undistributed net investment income..................   $     148,743    $     658,360   $      22,929    $      73,366
                                                        =============    =============   =============    =============

+ Includes realized losses from in-kind transactions (see Note 5 in Notes to Financial Statements).

    The accompanying notes are an integral part of the financial statements.

                       THIS PAGE INTENTIONALLY LEFT BLANK

SCHRODER MUTUAL FUNDS

FINANCIAL HIGHLIGHTS (IN LIQUIDATION)
FOR THE YEARS ENDED OCTOBER 31,
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                       NET ASSET                                                 DIVIDENDS
                         VALUE,       NET       NET REALIZED AND   TOTAL FROM    FROM NET    DISTRIBUTIONS   DISTRIBUTIONS
                       BEGINNING   INVESTMENT   UNREALIZED GAINS   INVESTMENT   INVESTMENT      FROM NET          FOR
                        OF YEAR      INCOME          (LOSSES)      OPERATIONS     INCOME     REALIZED GAIN    LIQUIDATIONS
                       ---------   ----------   ----------------   ----------   ----------   -------------   -------------
MUNICIPAL BOND FUND
   Investor Shares
      2009 .........     $ 8.50       $0.18          $(0.16)         $ 0.02       $(0.18)         $--           $(8.24)
      2008 .........       9.94        0.40           (1.44)          (1.04)       (0.40)          --               --
      2007 .........      10.10        0.40           (0.16)           0.24        (0.40)          --               --
      2006 .........       9.97        0.40            0.12            0.52        (0.39)          --               --
      2005 .........      10.12        0.36           (0.15)           0.21        (0.36)          --               --
   Advisor Shares
      2009 .........     $ 8.50       $0.17          $(0.16)         $ 0.01       $(0.17)         $--           $(8.24)
      2008 .........       9.94        0.37           (1.44)          (1.07)       (0.37)          --               --
      2007 .........      10.10        0.38           (0.16)           0.22        (0.38)          --               --
      2006 .........       9.97        0.37            0.13            0.50        (0.37)          --               --
      2005 .........      10.11        0.34           (0.14)           0.20        (0.34)          --               --
SHORT-TERM MUNICIPAL
   BOND FUND
   Investor Shares
      2009 .........     $ 8.88       $0.17          $(0.32)         $(0.15)      $(0.17)         $--           $(8.37)
      2008 .........       9.87        0.37           (0.98)          (0.61)       (0.38)          --               --
      2007 .........       9.96        0.39           (0.10)           0.29        (0.38)          --               --
      2006 .........       9.92        0.35            0.04            0.39        (0.35)          --               --
      2005 .........       9.97        0.29           (0.05)           0.24        (0.29)          --               --
   Advisor Shares
      2009 .........     $ 8.87       $0.16          $(0.32)         $(0.16)      $(0.16)         $--           $(8.37)
      2008 .........       9.87        0.35           (1.00)          (0.65)       (0.35)          --               --
      2007 .........       9.96        0.36           (0.09)           0.27        (0.36)          --               --
      2006 .........       9.92        0.32            0.04            0.36        (0.32)          --               --
      2005 .........       9.97        0.27           (0.05)           0.22        (0.27)          --               --

(a) Total returns would have been lower had certain Fund expenses not been waived or reimbursed during the periods shown (See Note 3 in Notes to Financial Statements).

(b) For the period November 1, 2008 through December 31, 2008, the total expense cap was 0.80%. Effective January 1, 2009, the total expense cap was changed to 0.55%.

(c) Dividends and distributions have been treated as cash items for purposes of the total return calculation.

Amounts designated as "--" are $0 or rounded to $0.

    The accompanying notes are an integral part of the financial statements.

                                                              RATIO OF             RATIO OF              RATIO OF
                                                            EXPENSES TO          EXPENSES TO          NET INVESTMENT
                 NET ASSET                NET ASSETS,    AVERAGE NET ASSETS   AVERAGE NET ASSETS        INCOME TO        PORTFOLIO
    TOTAL       VALUE, END     TOTAL         END OF     (INCLUDING WAIVERS,   (EXCLUDING WAIVERS    AVERAGE NET ASSETS    TURNOVER
DISTRIBUTIONS     OF YEAR    RETURN(a)     YEAR (000)    EXCLUDING OFFSETS)      AND OFFSETS)      (INCLUDING WAIVERS)      RATE
-------------   ----------   ---------    -----------   -------------------   ------------------   -------------------   ---------


   $(8.42)        $ 0.10       0.24%(c)     $  5,067           0.43%                 0.83%                4.59%              --%
    (0.40)          8.50     (10.83)         427,404           0.55                  0.71                 4.14               11
    (0.40)          9.94       2.45          656,027           0.55                  0.63                 4.09                6
    (0.39)         10.10       5.36          244,919           0.55                  0.77                 4.06               15
    (0.36)          9.97       2.14           96,114           0.55                  0.93                 3.70               27

   $(8.41)        $ 0.10       0.12%(c)     $    145           0.51%(b)              1.08%                4.51%              --%
    (0.37)          8.50     (11.05)          12,553           0.80                  0.96                 3.90               11
    (0.38)          9.94       2.19           18,162           0.80                  0.88                 3.83                6
    (0.37)         10.10       5.10           14,797           0.80                  1.01                 3.79               15
    (0.34)          9.97       1.99            8,375           0.80                  1.18                 3.52               27



   $(8.54)        $ 0.19      (1.69)%(c)    $  2,605           0.55%                 1.12%                4.17%              --%
    (0.38)          8.88      (6.42)         134,349           0.55                  0.87                 3.95               19
    (0.38)          9.87       2.96          233,532           0.55                  0.67                 3.92               21
    (0.35)          9.96       3.97          187,268           0.55                  0.77                 3.55               24
    (0.29)          9.92       2.47          131,062           0.55                  0.85                 3.03               36

   $(8.53)        $ 0.18      (1.69)%(c)    $     94           0.64%(b)              1.38%                4.09%              --%
    (0.35)          8.87      (6.75)           4,519           0.80                  1.11                 3.70               19
    (0.36)          9.87       2.70           10,924           0.80                  0.92                 3.69               21
    (0.32)          9.96       3.71            3,735           0.80                  1.01                 3.29               24
    (0.27)          9.92       2.21            3,112           0.80                  1.10                 2.80               36

    The accompanying notes are an integral part of the financial statements.

SCHRODER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS (IN LIQUIDATION)
OCTOBER 31, 2009

NOTE 1 -- ORGANIZATION

Schroder Series Trust ("SST") is an open-end series management investment company registered under the Investment Company Act of 1940, as amended. SST was organized as a business trust under the laws of The Commonwealth of Massachusetts on May 6, 1993. SST has an unlimited number of authorized shares, which are divided into seven separate series. Included in this report are Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (collectively, the "Funds"), diversified portfolios that commenced operations on December 31, 2003. The financial statements for other Schroder Mutual Funds are presented separately.

The Board of Trustees voted to close the Funds as of the close of business on October 14, 2008 and to commence the orderly liquidation of the Funds' assets. Shares of the Funds are no longer being offered for sale while the Funds proceed to liquidate and distribute their assets in an orderly manner. Each of the Funds distributed liquidation proceeds over time as it was able to sell portfolio securities at reasonable prices. The Funds made such distributions periodically until each Fund's portfolio had been fully liquidated. (See Note 11.)

As of October 31, 2009, the following liquidating distributions (on a per-share basis) had been made by the Funds:

                     SCHRODER MUNICIPAL   SCHRODER SHORT-TERM
PAYABLE DATE              BOND FUND       MUNICIPAL BOND FUND
------------         ------------------   -------------------
November 25, 2008           $0.55                $0.45
December 29, 2008           $0.74                $0.69
January 27, 2009            $0.64                $0.93
February 24, 2009           $1.31                $1.44
March 26, 2009              $0.98                $1.12
April 27, 2009              $0.66                $0.87
May 26, 2009                $0.93                $1.05
June 25, 2009               $1.57                $0.64
July 28, 2009               $0.08                $0.36
August 26, 2009             $0.32                $0.62
September 25, 2009          $0.26                $0.20
October 27, 2009            $0.20                $  --

In connection with their liquidations, the Funds adopted the liquidation basis of accounting, which among other things, requires the Funds to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the Funds to the extent that they are reasonably determinable.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds, which are in conformity with accounting principles generally accepted in the United States of America.

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") ACCOUNTING STANDARDS CODIFICATION:
The FASB issued FASB ASC 105 (formerly FASB Statement No. 168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification became non-authoritative.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

Following the Codification, the FASB did not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it issued Accounting Standards Updates, which served to update the Codification, provided background information about the guidance and provided the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it changed the way the guidance is organized and presented. As a result, these changes have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds implemented the Codification as of October 31, 2009.

VALUATION OF INVESTMENTS: Securities traded in over-the-counter markets are valued at the most recent reported sales price or, if none, mid-market price for unlisted securities with readily available market quotations. Prices used for valuations generally are provided by independent pricing services. Except as noted below with regard to below investment grade instruments, fixed income securities with remaining maturities of more than 60 days are valued on the basis of valuations provided by pricing services that determine valuations for normal institutional size trading units of fixed income securities, or through obtaining independent quotes from market makers. Below investment grade instruments ("high yield debt") will ordinarily be valued at prices supplied by a Fund's pricing service based on the mean of bid and asked prices supplied by brokers or dealers. Short-term investments, having a maturity of 60 days or less, are valued at amortized cost, a form of fair valuation which approximates market value, pursuant to procedures adopted by the Funds' Board of Trustees ("Trustees"). Other securities and assets for which market quotations are not readily available are valued in accordance with Fair Value Procedures established by the Funds' Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Funds' Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of November 1, 2008, the Funds adopted Statement of Financial Accounting Standards No. 157 -- Fair Value Measurements, which has been codified into ASC Topic 820 ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds' investments. These inputs are summarized into the three broad levels listed below.

     -    Level 1 -- quoted prices in active markets for identical securities

     -    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     -    Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Fair value measurement classifications are summarized in each Fund's Schedule of Investments.

FEDERAL INCOME TAXES: It is the intention for each Fund to qualify as a "regulated investment company" by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds would not be subject to Federal income taxes to the extent that, among other things, they distribute substantially all of their taxable income, including realized capital gains, for the fiscal year. In addition, as a result of distributing substantially all of their net investment income during each calendar year, capital gains and certain other amounts, if any, the Funds would not be subject to a Federal excise tax.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

INVESTMENT TRANSACTIONS: Investment security transactions are recorded as of trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost.

INVESTMENT INCOME: Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of costs of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered non-taxable distributions or capital gain distributions.

EXPENSES: Expenses are recorded on an accrual basis. Many of the expenses of the Funds can be directly attributable to a specific Fund. Expenses not directly attributable to a specific Fund are allocated among the Funds (including, for this purpose, other open-end investment companies distributed by Schroder Advisors) based on relative average net assets or another appropriate methodology. Class specific expenses are borne by that class. Fund expenses are pro-rated to the respective classes based on relative net assets.

CLASSES OF SHARES: Income, realized and unrealized gains and losses of a Fund are prorated to the respective classes of shares based on relative net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Dividends to shareholders from net investment income were declared daily and distributed monthly and distributions to shareholders from net realized capital gains, if any, were declared and distributed at least annually. Distributions were recorded on the ex-dividend date.

WHEN-ISSUED SECURITIES: Each Fund may have purchased securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involved a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may have increased the overall investment exposure for a Fund and involved a risk of loss if the value of the securities declines prior to the settlement date.

NOTE 3 -- INVESTMENT ADVISORY FEES, ADMINISTRATION AGREEMENTS AND DISTRIBUTION PLANS

The Funds have entered into investment advisory agreements with Schroder Investment Management North America Inc. ("SIMNA"). Under these agreements, SIMNA provides investment management services and is entitled to receive for its services compensation, payable monthly, at an annual rate of 0.40% of the average daily net assets of each Fund taken separately. Effective October 15, 2008, SIMNA voluntarily agreed to waive its advisory fee for each Fund.

On January 4, 2004, SST entered into an amended administration and accounting agreement with SEI Investments Global Fund Services ("SEI"). Effective November 1, 2004, under the agreement with SEI, the Funds, along with certain other related open-end series management investment companies managed by SIMNA, paid fees to SEI based on the combined average daily net assets of all such funds according to the following annual rates: 0.115% on the first $600 million of such assets, 0.11% on the next $400 million of such assets, 0.09% on the next $1 billion of such assets and 0.07% on assets in excess of $2 billion. Each Fund pays its pro rata portion of such expenses. Effective June 1, 2008, the combined funds pay fees to SEI based on the combined average daily net assets of all the combined funds according to the following annual rates: 0.095% on the first $1 billion of such assets; 0.085% on the next $1 billion of such assets, 0.07% on the next $1 billion of such assets, 0.06% on the next $2 billion of such assets, and 0.05% on assets in excess of $5 billion.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

In order to limit the expenses of the Investor Shares of certain Funds, the Funds' advisor has contractually agreed to pay or reimburse the applicable Fund for other Fund expenses through February 28, 2010 to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Investor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Investor Shares): Schroder Municipal Bond Fund, 0.55%, Schroder Short-Term Municipal Bond Fund, 0.55%. In order to limit the expenses of the Advisor Shares of certain Funds, the Funds' advisor has contractually agreed to pay or reimburse the applicable Fund for other Fund expenses through February 28, 2010 to the extent that the total annual fund operating expenses of a Fund (other than acquired fund fees and expenses, interest, taxes, and extraordinary expenses) allocable to each Fund's Advisor Shares exceed the following annual rates (based on the average daily net assets attributable to each Fund's Advisor Shares): Schroder Municipal Bond Fund, 0.55% and Schroder Short-Term Municipal Bond Fund, 0.55% (0.80% for each Fund prior to January 1, 2009).

The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act that allows each Fund to pay distribution and other fees with respect to its Advisor Shares. Under the Plan, a Fund may make payments at the following annual rates: of up to 0.25% of the daily net assets attributable to the Advisor Shares, to compensate Schroder Fund Advisors, Inc. ("Schroder Advisors"), a wholly owned subsidiary of SIMNA for distribution services and certain shareholder services with respect to the Funds' Advisor Shares. Effective January 1, 2009, the Funds suspended payments with respect to the Distribution Plan.

NOTE 4 -- TRANSACTIONS WITH AFFILIATES

TRUSTEES' FEES: The Funds pay no compensation to Trustees who are interested persons of the Trusts, SIMNA or Schroder Advisors. For their services as Trustees of all open-end investment companies distributed by Schroder Advisors for the year ended October 31, 2009, Trustees who are not interested persons of the Funds, SIMNA or Schroder Advisors received an annual retainer of $25,000 and $2,500 per meeting attended in person or $1,000 per meeting attended by telephone. Members of an Audit Committee for one or more of such Funds received an additional $1,000 per meeting, with the Audit Committee chair receiving a $5,000 retainer. Payment of Trustee fees is allocated 50% equally to each of SST, Schroder Capital Funds (Delaware) and Schroder Global Series Trust and the remaining 50% to the Funds based on their respective amount of assets. Payment of meeting fees were allocated only among those Funds to which the meeting related.

Officers of the Funds are also officers of SIMNA and Schroder Advisors. Such officers are paid no fees by the Funds for serving as officers of the Funds.

NOTE 5 -- INVESTMENT TRANSACTIONS

Proceeds from sales and maturities of investments, excluding short-term securities for each Fund, for the year ended October 31, 2009 were as follows:

                                             SALES AND MATURITIES
                                             --------------------
Schroder Municipal Bond Fund .............       $349,052,626
Schroder Short-Term Municipal Bond Fund ..        102,321,961

There were no purchases of investments for the year ended October 31, 2009.

Redemptions in-kind reflect the valuation of the underlying securities in accordance with the Funds' valuation policy. The asset price used to effect the redemption is the respective asset price used to calculate the net asset value of the shares redeemed. For the year ended October 31, 2009, the Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund realized losses from in-kind redemptions of $16,487 and $460,300, respectively.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

NOTE 6 -- FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature.

Any permanent differences, which may result in distribution reclassifications, are primarily due to differing treatments for losses resulting from redemptions in-kind and different accretion methods for book and tax.

At October 31, 2009, the Funds reclassified the following permanent amounts between capital paid-in, undistributed net investment income and accumulated realized gain (loss):

                                              DECREASE UNDISTRIBUTED   INCREASE ACCUMULATED       DECREASE
                                               NET INVESTMENT INCOME   REALIZED GAIN (LOSS)   CAPITAL PAID-IN
                                              ----------------------   --------------------   ---------------
Schroder Municipal Bond Fund ..............         $(646,296)               $662,783            $ (16,487)
Schroder Short-Term Municipal Bond Fund ...           (50,324)                510,624             (460,300)

The tax character of dividends and distributions declared during the years ended October 31, 2009 and October 31, 2008 was as follows:

                                           ORDINARY     TAX-EXEMPT
                                            INCOME        INCOME        TOTAL
                                          ----------   -----------   -----------
Schroder Municipal Bond Fund
   2009................................   $1,886,002   $ 7,228,354   $ 9,114,356
   2008................................    2,706,147    22,876,837    25,582,984
Schroder Short-Term Municipal Bond Fund
   2009................................      290,404     2,240,976     2,531,380
   2008................................      575,306     6,852,383     7,427,689

The Funds qualified to pay exempt interest dividends.

As of October 31, 2009, the components of accumulated losses on a tax basis were as follows:

                                     UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL                       OTHER          TOTAL
                                        ORDINARY       TAX-EXEMPT        LOSS        UNREALIZED     TEMPORARY     ACCUMULATED
                                         INCOME          INCOME      CARRYFORWARD   DEPRECIATION   DIFFERENCES      LOSSES
                                     -------------   -------------   ------------   ------------   -----------   ------------
Schroder Municipal Bond Fund......      $    --         $173,237     $(98,810,640)  $      (498)    $(24,495)    $(98,662,396)
Schroder Short-Term
   Municipal Bond Fund............       22,933               --      (23,097,375)   (1,383,000)          (7)     (24,457,449)

As of October 31, 2009, the Funds had net tax basis capital loss carryforwards, for Federal income tax purposes, that could have been applied against future taxable gains until their expiration date as follows:

                                                                   EXPIRATION
                                                                      DATES
                                                        AMOUNT     OCTOBER 31,
                                                     -----------   -----------
Schroder Municipal Bond Fund......................   $   152,837       2012
                                                          99,808       2013
                                                          22,407       2015
                                                       7,042,167       2016
                                                      91,493,421       2017
Schroder Short-Term Municipal Bond Fund...........        96,239       2012
                                                         234,915       2013
                                                         143,997       2014
                                                         111,181       2015
                                                       1,977,249       2016
                                                      20,533,794       2017

As stated in Note 11, the Funds are in liquidation so the capital loss carryforwards will not be used.

SCHRODER MUTUAL FUNDS

OCTOBER 31, 2009

At October 31, 2009, the identified cost for Federal income tax purposes of investments owned by each Fund and their respective gross unrealized depreciation were as follows:

                                                 IDENTIFIED   GROSS UNREALIZED   NET UNREALIZED
                                                  TAX COST      DEPRECIATION      DEPRECIATION
                                                 ----------   ----------------   --------------
Schroder Municipal Bond Fund..................   $5,318,006     $      (498)      $      (498)
Schroder Short-Term Municipal Bond Fund.......    4,248,991      (1,383,000)       (1,383,000)

NOTE 7 -- PORTFOLIO INVESTMENT RISKS

THE FUNDS ARE CURRENTLY IN LIQUIDATION AND ARE NOT MAKING NEW INVESTMENTS, OTHER THAN SHORT-TERM INVESTMENTS IN CASH AND CASH EQUIVALENTS OR OTHER INSTRUMENTS PENDING THE DISTRIBUTION OF LIQUIDATION PROCEEDS. THE FOLLOWING PROVIDES MORE DETAIL ABOUT CERTAIN OF THE PRINCIPAL RISKS OF THE INVESTMENTS MADE BY THE FUNDS PRIOR TO THEIR CLOSURE AND LIQUIDATION AND CIRCUMSTANCES WHICH COULD ADVERSELY AFFECT THE VALUE OF THE FUNDS' SHARES OR THEIR INVESTMENT RETURN.

Municipal bonds are investments of any maturity issued by states, public authorities or political subdivisions to raise money for public purposes; they include, for example, general obligations of a state or other government entity supported by its taxing powers to acquire and construct public facilities, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include obligations of states, public authorities or political subdivisions to finance privately owned or operated facilities or public facilities financed solely by enterprise revenues. Changes in law or adverse determinations by the Internal Revenue Service ("IRS") or a state tax authority could make the income from some of these obligations taxable.

The yields on municipal bonds depend on a variety of factors, including general money market conditions, effective marginal tax rates, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of nationally recognized securities rating agencies represent their opinions as to the credit quality of the municipal bonds.

NOTE 8 -- BENEFICIAL INTEREST

The following table shows the number of shareholders each owning of record, or to the knowledge of the Funds beneficially, 5% or more of shares of a Fund outstanding as of October 31, 2009 and the total percentage of shares of the Fund held by such shareholders. The table includes omnibus accounts that hold shares on behalf of several shareholders.

                                                 5% OR GREATER SHAREHOLDERS
                                                 --------------------------
                                                   NUMBER   % OF FUND HELD
                                                   ------   --------------
Schroder Municipal Bond Fund..................        4         90.09%
Schroder Short-Term Municipal Bond Fund.......        3         83.29

NOTE 9 -- LINE OF CREDIT

The Funds, along with other related open-end series management investment companies managed by SIMNA, entered into a credit agreement on October 6, 2008 which enables them to participate in a $25 million committed revolving line of credit with JPMorgan Chase Bank, N.A. Any advance under the line of credit is contemplated primarily for temporary or emergency purposes consistent with the investment objectives and fundamental investment restrictions of the borrower, or to finance the redemption of the shares of a shareholder of the borrower. Interest is charged to the Funds based on its borrowings at the current reference rate. The Funds pay their pro rata portion of an annual commitment fee of 0.15% on the total amount of the credit facility. The Funds did not have any borrowings under the credit agreement during the period from November 1, 2008 through December 31, 2008. As of December 31, 2008, the Funds' participation in the shared credit agreement was terminated.

SCHRODER MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS (IN LIQUIDATION) (CONCLUDED)
OCTOBER 31, 2009

NOTE 10 -- CAPITAL SHARE TRANSACTIONS

Capital share transactions for the Funds were as follows:

                                            MUNICIPAL           SHORT-TERM MUNICIPAL
                                            BOND FUND                 BOND FUND
                                      ---------------------   ------------------------
                                        2009        2008         2009          2008
                                      -------   -----------   ----------   -----------
INVESTOR SHARES:
Sales of shares ...................        --    23,587,567           --     6,490,409
Reinvestment of distributions .....        --     2,341,947           --       600,495
Redemption of shares ..............        --   (41,644,502)          --   (15,609,219)
Redemption of shares in-kind ......   (16,986)           --   (1,398,462)           --
                                      -------   -----------   ----------   -----------
Net decrease in Investor Shares ...   (16,986)  (15,714,988)  (1,398,462)   (8,518,315)
                                      =======   ===========   ==========   ===========
ADVISOR SHARES:
Sales of shares ...................        --       446,188           --       158,839
Reinvestment of distributions .....        --        60,313           --        21,529
Redemption of shares ..............        --      (857,188)          --      (777,553)
                                      -------   -----------   ----------   -----------
Net decrease in Advisor Shares ....        --      (350,687)          --      (597,185)
                                      =======   ===========   ==========   ===========

NOTE 11 -- SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 23, 2009, the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of October 31, 2009. However, the following are details relating to subsequent events that have occurred since October 31, 2009. On November 17, 2009, the Municipal Bond Fund ceased operations and paid its final liquidation distributions of $4,948,826 and $141,609 for the Investor and Advisor class, respectively. On December 17, 2009 the Short-Term Municipal Bond Fund ceased operations and paid its final liquidation distributions of $2,581,905 and $93,302 for the Investor and Advisor class, respectively.

SCHRODER MUTUAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Schroder Series Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schroder Municipal Bond Fund (in liquidation) and Schroder Short-Term Municipal Bond Fund (in liquidation) (constituting part of Schroder Series Trust) (collectively referred to as the "Funds") at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

See note 1 to the financial statements regarding the Funds' closure and change in its basis of accounting from the going concern basis to the liquidation basis of accounting in the prior year and the ongoing process of liquidation.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 23, 2009

SCHRODER MUTUAL FUNDS

PROXY VOTING (UNAUDITED)

A description of the Funds' proxy voting policies and procedures is available upon request, without charge, by visiting the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov, or by calling 1-800-464-3108 and requesting a copy of the applicable Fund's Statement of Additional Information or on the Schroder Funds website at http://www.schroderfunds.com, by downloading the Funds' Statement of Additional Information. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling 1-800-464-3108 and on the SEC's website at http://www.sec.gov.

N-Q (UNAUDITED)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. During the liquidation, the Funds have been posting full Fund portfolio holdings on the Funds' website at www.schroderfunds.com thirty days after the end of each month. This policy may be revised at any time.

INFORMATION REGARDING REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

RENEWAL OF INVESTMENT ADVISORY AGREEMENTS FOR THE SCHRODER MUNICIPAL BOND FUND AND SCHRODER SHORT-TERM MUNICIPAL BOND FUND

The Advisory Agreements for the Schroder Municipal Bond Fund and Schroder Short-Term Municipal Bond Fund (the "Funds") are subject to annual approval by the Trustees of the Funds. Generally, the Trustees meet over the course of the year with investment advisory personnel from Schroder Investment Management North America Inc. ("SIMNA") and regularly review detailed information regarding the investment program and performance of each Fund. The Trustees met in June 2009 to consider the continuation of the Advisory Agreement in respect of the Funds for the following year, to meet the Funds' legal requirements, although the Funds continued in liquidation, and management fees were waived by SIMNA. Nevertheless, the Trustees considered a number of factors, to the extent they were applicable in light of the Funds' liquidations, though they did not identify one particular factor alone that they considered determinative. The Trustees considered the contractual fees charged by SIMNA to the Funds under the Advisory Agreements. The Trustees also considered the total expense ratio of the Funds. The Trustees did not consider any Lipper data since the Funds are in liquidation, but the Trustees did note that SIMNA agreed to waive its management fee in full until the Funds are fully liquidated.

The Trustees considered the profitability analysis with respect to the Funds for the years ended December 31, 2008 and December 31, 2007. This information showed the substantial costs to SIMNA of providing services to the Funds, and indicated that for calendar year 2008, SIMNA had a small net profit with respect to the Schroder Municipal Bond Fund and a net loss with respect to the Schroder Short-Term Municipal Bond Fund. As noted above, the Trustees also considered the fee waivers and/or expense limitations for the Funds. The Trustees noted that SIMNA's undertakings with respect to expense limitations and/or fee waivers are recognized by the Trustees in their review of SIMNA's advisory relationship with the Funds, while acknowledging that the focus of their review and determination is with respect to the contractual fee rates themselves.

In summary, the Trustees considered the nature, extent and quality of the services provided by SIMNA and the non-advisory services provided by affiliates of SIMNA during the Funds' liquidation process. In this regard, the Trustees took into account the experience of the Funds' portfolio management team and of SIMNA's senior management, and the time and attention devoted by each to the Funds. After considering all the information described above, the Trustees at the meeting, including a majority of the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Funds or SIMNA, in concluding that each of the Fund's fees appeared reasonable, unanimously voted to approve the continuation of the Advisory Agreement in respect of each of the Funds during their liquidations.

SCHRODER MUTUAL FUNDS

DISCLOSURE OF FUND EXPENSES (IN LIQUIDATION) (UNAUDITED)

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include, among others, costs for portfolio management, administrative services, and shareholder reports (like this one), and in the case of Advisor Shares, distribution (12b-1) fees*. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways.

- ACTUAL EXPENSES. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading "Expenses Paid During Period."

- HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, and that it incurred expenses at the rate of which it in the past incurred expenses. In this case, because the return used is not the Fund's actual return, the results may not be used to estimate the actual ending balance of an account in the Fund over the period or expenses you actually paid. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses in this table based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Since the Funds are in liquidation, comparison to other funds may not be meaningful. Expenses incurred by the Funds in connection with their liquidation have been taken into account in the table.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs although no such expenses are assessed by either Fund.

                                Beginning     Ending        Net      Expenses
                                 Account     Account    Annualized     Paid
                                  Value       Value       Expense     During
                                  5/1/09     10/31/09     Ratios      Period*
                                ---------   ---------   ----------   --------
Schroder Municipal Bond Fund
Actual Expenses
   Investor Shares              $1,000.00   $1,001.20      0.24%       $1.21
   Advisor Shares                1,000.00    1,000.00      0.24         1.21
Hypothetical Example for
   Comparison Purposes
   Investor Shares              $1,000.00   $1,024.00      0.24%       $1.22
   Advisor Shares                1,000.00    1,024.00      0.24         1.22
Schroder Short-Term Municipal
   Bond Fund
Actual Expenses
   Investor Shares              $1,000.00   $  989.80      0.55%       $2.76
   Advisor Shares                1,000.00      989.80      0.55         2.76
Hypothetical Example for
   Comparison Purposes
   Investor Shares              $1,000.00   $1,022.43      0.55%       $2.80
   Advisor Shares                1,000.00    1,022.43      0.55         2.80

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the account period, multiplied by 184/365 (to reflect the one-half year period).

SCHRODER MUTUAL FUNDS

TRUSTEES AND OFFICERS (UNAUDITED)

Additional information regarding the Trustees is included in the Funds' Statement of Additional Information, which is available free of charge by calling (800) 464-3108.

                                                          TERM OF
                                                          OFFICE
                                                            AND
                                 POSITION(S)              LENGTH
NAME, AGE                       HELD WITH THE             OF TIME
AND ADDRESS                         TRUSTS                SERVED
-----------                     -------------   ---------------------------
TRUSTEES

Peter S. Knight*, 58               Trustee              Indefinite
875 Third Avenue, 22nd Fl.       (All Trusts)   Since 1993 (SCF(D) and SST)
New York, NY 10022                                   Since 2003 (SGST)

Catherine A. Mazza+, 49          Trustee and            Indefinite
875 Third Avenue, 22nd Fl.         Chairman          Since 2003 (SGST)
New York, NY 10022               (All Trusts)   Since 2006 (SCF(D) and SST)

William L. Means*, 73              Trustee              Indefinite
875 Third Avenue, 22nd Fl.       (All Trusts)   Since 1997 (SCF(D) and SST)
New York, NY 10022                                   Since 2006 (SGST)

James D. Vaughn*, 64               Trustee              Indefinite
875 Third Avenue, 22nd Fl.       (All Trusts)           Since 2003
New York, NY 10022

----------
* Also serves as a member of the Audit Committees for each Trust on which they serve.

+ Trustee deemed to be an "interested person" of the Trusts as defined in the Investment Company Act are referred to as an "Interested Trustee." Ms. Mazza is an Interested Trustee due to her status as an officer and employee of Schroder Investment Management North America Inc., the Trust's investment advisor and its affiliates.

SCHRODER MUTUAL FUNDS

                                                           NUMBER OF SERIES                    OTHER
                          PRINCIPAL                         IN FUND COMPLEX                DIRECTORSHIPS
                        OCCUPATION(S)                         OVERSEEN BY                     HELD BY
                     DURING PAST 5 YEARS                    BOARD MEMBER(a)                 BOARD MEMBER
                     -------------------                   ----------------   ---------------------------------------
Director, Schroder Credit Renaissance Fund, LP;                   10          Medicis; PAR Pharmaceuticals; Entremed;
Director, Schroder UK Long/Short Fund Ltd.;                                   Generation Investment Management Global
President, Generation Investment Management                                   Equity Fund LLP.
U.S. Formerly, Director, Schroder Japanese
Long/Short Fund; Director, Schroder Alternative
Strategies Fund; Managing Director, MetWest
Financial (financial services); President, Sage
Venture Partners (investing); and Partner,
Wunder, Knight Forcsey & DeVierno (law firm).

Senior Vice President, Schroder Investment                        10          None
Management North American Inc. ("Schroders");
President and Director, Schroder Fund Advisors Inc.
Formerly, President and Chief Executive
Officer of Schroder Capital Funds (Delaware)
and Schroder Series Trust.

Retired.                                                          10          None

Retired. Formerly, Managing Partner,                              10          AMG National Trust Bank.
Deloitte & Touche USA, LLP --
Denver (accounting).

----------
(a) The "Fund Complex" includes all series of Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust.

SCHRODER MUTUAL FUNDS

TRUSTEES AND OFFICERS (UNAUDITED)

                                                                                       TERM OF
                                                                                       OFFICE
                                                                                         AND
                                           POSITION(S)                                 LENGTH
NAME, AGE                                 HELD WITH THE                                OF TIME
AND ADDRESS                                  TRUSTS                                    SERVED
-----------                     ---------------------------------   -------------------------------------------
OFFICERS

Mark A. Hemenetz, 53                      President and                              Indefinite
875 Third Avenue, 22nd Fl.         Principal Executive Officer                       Since 2004
New York, NY 10022

Alan M. Mandel, 52              Treasurer and Principal Financial                    Indefinite
875 Third Avenue, 22nd Fl.           and Accounting Officer                  Since 1998 (SST and SCF(D);
New York, NY 10022                                                                Since 2003 (SGST)

Stephen M. DeTore, 58               Chief Compliance Officer                         Indefinite
875 Third Avenue, 22nd Fl.                                                           Since 2005
New York, NY 10022

William Sauer, 46                        Vice President                              Indefinite
875 Third Avenue, 22nd Fl.                                                           Since 2008
New York, NY 10022

Carin F. Muhlbaum, 47                    Vice President                              Indefinite
875 Third Avenue, 22nd Fl.                                          Vice President since 1998 (SST and (SCF(D);
New York, NY 10022                                                        Vice President since 2003 (SGST)

Abby Ingber, 46                        Chief Legal Officer                           Indefinite
875 Third Avenue, 22nd Fl.             and Secretary/Clerk                 Chief Legal Officer since 2006
New York, NY 10022                                                           Secretary/Clerk since 2007

Angel Lanier, 48                       Assistant Secretary                           Indefinite
875 Third Avenue, 22nd Fl.                                                           Since 2005
New York, NY 10022

SCHRODER MUTUAL FUNDS

                        PRINCIPAL
                      OCCUPATION(S)
                   DURING PAST 5 YEARS
--------------------------------------------------------
Chief Operating Officer Americas, Schroder Investment
Management North America Inc. ("Schroders"); Chairman
and Director, Schroder Fund Advisors Inc. Formerly,
Executive Vice President and Director of Investment
Management, Bank of New York.

Head of Fund Administration, Schroders; Director,
Schroder Fund Advisors, Inc.

Chief Compliance Officer, Schroders; Senior Vice
President and Director, Schroder Fund Advisors Inc.
Formerly, Deputy General Counsel, Gabelli Asset
Management, Inc.; Associate General Counsel Gabelli
Asset Management, Inc.; Assistant Director, Office of
Examination Support, U.S. Securities and Exchange
Commission.

Head of Investor Services, Schroders. Formerly Vice
President, The Bank of New York.

General Counsel, and Chief Administrative Officer,
Schroders; Senior Vice President, Director, Secretary and General Counsel, Schroder Fund Advisors Inc.

Deputy General Counsel, Schroders, formerly, Senior
Counsel, TIAA-CREF.

Legal Assistant, Schroders; Assistant Vice President,
Schroder Fund Advisors Inc. Formerly, Associate,
Schroders.

SCHRODER MUTUAL FUNDS

NOTICE TO SHAREHOLDERS OF SCHRODER MUNICIPAL BOND FUND

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the tax year ended October 31, 2009, the Fund is designating the following items with regard to distributions paid during the year, excluding liquidating distributions paid by the Fund during the year.

                                 ORDINARY                                    INTEREST
                                  INCOME       TAX-EXEMPT       TOTAL        RELATED
                               DISTRIBUTION     INTEREST    DISTRIBUTIONS   DIVIDENDS
FUND                            (TAX BASIS)   (TAX BASIS)    (TAX BASIS)       (1)
----                           ------------   -----------   -------------   ---------
Schroder Municipal Bond Fund      17.33%         82.67%        100.00%        17.57%

For shareholders that do not have a November 17, 2009 tax year end, this notice is for informational purposes only. For shareholders with a November 17, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the tax period ended November 17, 2009, the Fund is designating the following items with regard to distributions paid during the period, excluding liquidating distributions paid by the Fund during the period.

                                 ORDINARY                                    INTEREST
                                  INCOME       TAX-EXEMPT       TOTAL        RELATED
                               DISTRIBUTION     INTEREST    DISTRIBUTIONS   DIVIDENDS
FUND                            (TAX BASIS)   (TAX BASIS)    (TAX BASIS)       (1)
----                           ------------   -----------   -------------   ---------
Schroder Municipal Bond Fund       0.00%        100.00%        100.00%        0.00%

(1) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

SCHRODER MUTUAL FUNDS

NOTICE TO SHAREHOLDERS OF SCHRODER SHORT-TERM MUNICIPAL BOND FUND

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the tax year ended October 31, 2009, the Fund is designating the following items with regard to distributions paid during the year, excluding liquidating distributions paid by the Fund during the year.

                                            ORDINARY                                    INTEREST
                                             INCOME       TAX-EXEMPT       TOTAL        RELATED
                                          DISTRIBUTION     INTEREST    DISTRIBUTIONS   DIVIDENDS
FUND                                       (TAX BASIS)   (TAX BASIS)    (TAX BASIS)       (1)
----                                      ------------   -----------   -------------   ---------
Schroder Short-Term Municipal Bond Fund       9.56%         90.44%        100.00%        8.45%

For shareholders that do not have a December 17, 2009 tax year end, this notice is for informational purposes only. For shareholders with a December 17, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the tax period ended December 17, 2009, the Fund is designating the following items with regard to distributions paid during the period, excluding liquidating distributions paid by the Fund during the period.

                                            ORDINARY                                    INTEREST
                                             INCOME       TAX-EXEMPT       TOTAL        RELATED
                                          DISTRIBUTION     INTEREST    DISTRIBUTIONS   DIVIDENDS
FUND                                       (TAX BASIS)   (TAX BASIS)    (TAX BASIS)       (1)
----                                      ------------   -----------   -------------   ---------
Schroder Short-Term Municipal Bond Fund      100.00%        0.00%         100.00%        8.76%

(1) The percentage in this column represents the amount of "Interest Related Dividends" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

PRIVACY STATEMENT

In the course of doing business with Schroders and the Schroder Mutual Funds, you share nonpublic personal and financial information ("nonpublic personal information") with us. Schroders respects your right to privacy. We understand that you have entrusted us with this private information and we recognize the importance of protecting unnecessary or unauthorized access to it.

I. INFORMATION THAT WE COLLECT

We may collect nonpublic personal information about you when you communicate or transact business with us or with our service providers in writing, electronically, or by telephone. For example, we collect nonpublic personal information (such as name, address, account and other investment information) about you from the following sources:

-    Applications or forms completed by you; and

- Your transactions and account positions with us, our affiliates, or others (including, for example, your own broker or custodian).

II. INFORMATION THAT WE DISCLOSE

We do not sell or rent your nonpublic personal information to any third parties.

We may disclose your nonpublic personal information to third parties in the following limited circumstances:

- We may disclose some or all of your nonpublic personal information to companies that help us maintain, process or service your transactions or account(s) or financial products or services effected by or through us, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services for us.

- We may disclose some or all of your nonpublic personal information, such as account and transaction data, to companies which assist us in marketing or client servicing. These companies will use this information only for the services for which we hired them, are not permitted to use or share this information for any other purpose and are required to protect the confidentiality and security of this information.

- We may disclose or report some or all of your nonpublic personal information if you request or authorize us to do so, for institutional risk control, or in other circumstances where we believe in good faith that disclosure is required or permitted under law.

III. OUR SECURITY PROCEDURES

We maintain physical, electronic, and procedural safeguards that comply with federal standards to protect your nonpublic personal information. Within Schroders, access to such information is limited to those employees who need it to perform their jobs, such as servicing your accounts, resolving problems, or informing you of new products or services. Finally, our Code of Ethics, which applies to all employees, restricts the use of customer information and requires that it be held in strict confidence.

We observe these policies with respect to current and former Schroders customers and shareholders of the Schroder Mutual Funds.

If you identify any inaccuracy in your personal information or you need to make a change to that information, please contact us in writing so that we may promptly update our records.

This Privacy Policy applies to the Schroder Mutual Funds, Schroder Fund Advisors
           Inc. and Schroder Investment Management North America Inc.

(SCHRODERS LOGO)

           INVESTMENT ADVISOR   Schroder Investment Management North America Inc.
                                875 Third Avenue, 22nd Floor
                                New York, NY 10022

                     TRUSTEES   Catherine A. Mazza (CHAIRMAN)
                                Peter S. Knight
                                William L. Means
                                James D. Vaughn

                  DISTRIBUTOR   Schroder Fund Advisors Inc.
                                875 Third Avenue, 22nd Floor
                                New York, NY 10022

       TRANSFER & SHAREHOLDER   Boston Financial Data Services, Inc.
              SERVICING AGENT

                    CUSTODIAN   JP Morgan Chase Bank

                      COUNSEL   Ropes & Gray LLP

INDEPENDENT REGISTERED PUBLIC   PricewaterhouseCoopers LLP
              ACCOUNTING FIRM

                                The information contained in this report is intended for the general information of the shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus which contains important information concerning the Trust.

                                SCHRODER SERIES TRUST
                                P.O. BOX 8507
                                BOSTON, MA 02266
                                (800) 464-3108

                                52693

(SCHRODERS LOGO)

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James D. Vaughn. Mr. Vaughn is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

                                               2009                                                  2008
                      ---------------------------------------------------   ---------------------------------------------------
                                          All fees and     All other fees                       All fees and     All other fees
                                          services to     and services to                       services to     and services to
                        All fees and        service           service         All fees and        service          service
                      services to the   affiliates that   affiliates that   services to the   affiliates that   affiliates that
                      Trust that were      were pre-      did not require   Trust that were      were pre-      did not require
                        pre-approved       approved         pre-approval      pre-approved       approved         pre-approval
                      ---------------   ---------------   ---------------   ---------------   ---------------   ---------------
(a)   Audit Fees        $206,435              N/A              $ 31,000            $202,900             N/A           $ 31,000
(b)   Audit-Related     $      0             $  0              $      0            $      0            $  0           $      0
      Fees
(c)   Tax Fees          $ 24,050(1)          $  0              $209,633(2)         $ 24,050(1)         $  0           $148,000(2)
(d)   All Other         $      0             $  0              $      0            $      0            $  0           $      0
      Fees

Notes:

(1)  Tax return preparation fees.

(2)  Tax compliance services provided to service affiliates of the Funds.


(e)(1) The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant's investment adviser and to certain affiliates of the investment adviser.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                     2009   2008
                     ----   ----
Audit-Related Fees   n/a    n/a
Tax Fees               0%     0%
All Other Fees       n/a    n/a

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers LLP for the last two fiscal years were $xxx and $172,050 for 2009 and 2008, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting during the period from August 1, 2009 through October 31, 2009 that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Schroder Series Trust


By (Signature and Title)*               /s/ Mark A. Hemenetz
                                        ----------------------------------------
                                        Mark A. Hemenetz
                                        Principal Executive Officer

Date January 6, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Mark A. Hemenetz
                                        ----------------------------------------
                                        Mark A. Hemenetz
                                        Principal Executive Officer

Date January 6, 2010


By (Signature and Title)*               /s/ Alan M. Mandel
                                        ----------------------------------------
                                        Alan M. Mandel
                                        Treasurer and Chief Financial Officer

Date January 6, 2010

* Print the name and title of each signing officer under his or her signature.